As filed with the Securities and Exchange Commission on April 30, 1998.
                                                      Registration No. 33-03919

-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                       -------------------------------

                      POST-EFFECTIVE AMENDMENT NO. 20 to
                                   FORM S-6
                           Registration Statement
                                   Under
                         THE SECURITIES ACT OF 1933

                       -------------------------------

                            VARIABLE ACCOUNT C
                    OF FORTIS BENEFITS INSURANCE COMPANY
                           (Exact name of trust)

                      FORTIS BENEFITS INSURANCE COMPANY
                            (Name of depositor)

                            500 Bielenberg Drive
                          Woodbury, Minnesota 55125
        (Complete address of depositor's principal executive offices)

                       -------------------------------

                          RHONDA J. SCHWARTZ, ESQ.
                             P. O. Box 64284
                            St. Paul, MN 55164
               (Name and complete address of agent for service)

                       -------------------------------

It is proposed that this filing will become effective (check appropriate line):

___ immediately upon filing pursuant to paragraph (b) of Rule 485. _X_ on May 1, 1998 pursuant to paragraph (b) of Rule 485.
___  60 days after filing pursuant to paragraph (a) of Rule 485.
___  on _____________ pursuant to paragraph (a) of Rule 485.

                       -------------------------------

            This filing is made pursuant to Rules 6c-3 and 6e-3(T)
                    under the Investment Company Act of 1940

Pursuant to Rule 24f-2, the registrant has registered an indefinite amount of interests in Variable Account C pursuant to variable life insurance policies, the securities being registered hereby. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1997 on March 20, 1998.

                                     [LOGO]

--------------------------------------------------------------------------------


                             Prospectus Supplement
                                  May 1, 1998



                                      for


                                    Harmony
--------------------------------

                            [WALL ST-R- SERIES LOGO]

                         [HARMONY INVESTMENT LIFE LOGO]

MAILING ADDRESS:                                                 STREET ADDRESS:
P.O. BOX 64284                                              500 BIELENBERG DRIVE
ST. PAUL, MINNESOTA 55164                              WOODBURY, MINNESOTA 55125

                                                                          98374N

PROSPECTUS SUPPLEMENT DATED MAY 1, 1998



This Supplement updates certain information contained in the following prospectus for product issued by Fortis Benefits Insurance Company:



    - Harmony Investment Life dated May 1, 1995 as previously supplemented


Please read this Supplement carefully. You should attach this Supplement to the Prospectus and retain them for future reference.


FORTIS SERIES FUND, INC.



The Investment Portfolios of the Series Fund which are currently available are the Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series.



The three new portfolios, Mid Cap Stock Series, Small Cap Value Series, and Large Cap Growth Series are available investment options for new Policies issued after May 1, 1998. However, for existing Policies issued prior to May 1, 1998, investment in these three subaccounts is not permitted until November 1, 1998, due to administrative operating systems constraints.


FORTIS SERIES FUND, INC. ANNUAL EXPENSES


Each Portfolio has a different investment objective and is managed by Fortis Advisors, Inc. For providing investment management services to the Portfolios, Fortis Advisors, Inc. currently receives a fee from the Funds. Fortis Series Fund annual expenses, as a percentage of average net assets based on 1997 historical data, are as set out in the following table:


                                       U.S.                                          GLOBAL
                           MONEY    GOVERNMENT   DIVERSIFIED    GLOBAL     HIGH       ASSET        ASSET
                           MARKET   SECURITIES      INCOME       BOND     YIELD    ALLOCATION   ALLOCATION
                           SERIES     SERIES        SERIES      SERIES    SERIES     SERIES       SERIES
                          --------  -----------  ------------  --------  --------  -----------  -----------
Investment Advisory and
 Management Fee..........    0.30%        0.47%         0.47%     0.75%     0.50%        0.90%        0.48%
Other Expenses...........    0.08%        0.07%         0.08%     0.35%     0.12%        0.26%        0.05%
                              ---          ---           ---       ---       ---          ---          ---
Total Fortis Series
 Operating Expenses......    0.38%        0.54%         0.55%     1.10%     0.62%        1.16%        0.53%
                              ---          ---           ---       ---       ---          ---          ---


                                    GROWTH &
                           VALUE     INCOME
                           SERIES    SERIES
                          --------  ---------
Investment Advisory and
 Management Fee..........    0.70%      0.65%
Other Expenses...........    0.13%      0.05%
                              ---        ---
Total Fortis Series
 Operating Expenses......    0.83%      0.70%
                              ---        ---



                                                                           SMALL               LARGE
                           S&P 500   BLUE CHIP                  MID CAP     CAP      GLOBAL     CAP      GROWTH    AGGRESSIVE
                            INDEX      STOCK     INTERNATIONAL   STOCK     VALUE     GROWTH    GROWTH    STOCK       GROWTH
                           SERIES      SERIES    STOCK SERIES    SERIES    SERIES    SERIES    SERIES    SERIES      SERIES
                          ---------  ----------  -------------  --------  --------  --------  --------  --------  ------------
Investment Advisory and
 Management Fee..........     0.40%       0.90%          0.85%     0.90%     0.90%     0.70%     0.90%     0.61%         0.69%
Other Expenses...........     0.11%       0.12%          0.23%     0.20%     0.20%     0.09%     0.20%     0.05%         0.07%
                               ---         ---            ---       ---       ---       ---       ---       ---           ---
Total Fortis Series
 Operating Expenses......     0.51%       1.02%          1.08%     1.10%     1.10%     0.79%     1.10%     0.66%         0.76%
                               ---         ---            ---       ---       ---       ---       ---       ---           ---


------------------------

(a) The expenses of the Mid Cap Stock Series, Small Cap Value Series and the Large Cap Growth Series are based on an estimate of 1998 expenses.



The Global Bond Series, the Global Asset Allocation Series, the S&P 500 Index Series, the Blue Chip Stock Series, the International Stock Series, the Mid Cap Stock Series, Small Cap Value Series, and the Large Cap Growth Series has each retained a sub-adviser to provide investment research, advice and supervision subject to the general control of Fortis Advisers, Inc. From its advisory fee, Fortis Advisers, Inc. pays the sub-advisers a fee at an annual rate as follows:



                                                                           ANNUAL SUB-
          SERIES             SUB-ADVISER         AVERAGE NET ASSETS       ADVISORY FEE
--------------------------  --------------  ----------------------------  -------------
Global Bond Series........  Warburg         For the first $100 million      .350       %
                                            For assets over $100 million    .225       %

Global Asset Allocation     Morgan Stanley  For the first $100 million      .500       %
Series....................                  For assets over $100 million    .400       %

S&P 500 Index Series......  Dreyfus         All levels of assets            .170       %

                                                                           ANNUAL SUB-
          SERIES             SUB-ADVISER         AVERAGE NET ASSETS       ADVISORY FEE
--------------------------  --------------  ----------------------------  -------------
Blue Chip Stock Series....  T. Rowe Price   For the first $100,000,000      .500       %
                                            For assets over $100,000,000    .450       %

International Stock         Lazard Freres   For the first $100 million      .450       %
Series....................                  For assets over $100 million    .375       %

Mid Cap Stock Series......  Dreyfus         For the first $100 million      .500       %
                                            For the next $150 million       .450       %
                                            For assets over $250 million    .400       %

Small Cap Value Series....  Berger          For the first $50 million       .500       %
                            Associates      For assets over $50 million     .450       %

Large Cap Growth Series...  Alliance        For the first $100 million      .500       %
                                            For the next $100 million       .450       %
                                            For assets over $200 million    .400       %


MANAGEMENT

The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


OFFICER-DIRECTORS

Robert Brian Pollock (4)          President and Chief Executive Officer; before then Senior Vice
                                  President--Life and Disability.

Thomas Michael Keller (5)         Executive Vice President; before then Senior Vice President of
                                  Fortis, Inc.

Dean C. Kopperud (1)              Senior Vice President--; also officer of affiliated companies;
                                  before then Senior Vice President, Integrated Resources, Inc.

OTHER DIRECTORS

Allen Royal Freedman (2)          Chairman and Chief Executive Officer of Fortis, Inc.

J. Kerry Clayton (2)              Executive Vice President of Fortis, Inc.

Arie Aristide Fakkert (3)         Assistant General Manager of Fortis International N.V.

EXECUTIVE OFFICERS

Peggy Ettestad (1)                Senior Vice President--Operations; before then Vice President,
                                  General Electric Company

Rhonda J. Schwartz (1)            Senior Vice President and General Counsel--Life and Investment
                                  Products; before then Secretary and General Counsel of Fortis,
                                  Inc.; before then Norris, McLaughlin, Marcus--attorneys.

Michael John Peninger (4)         Senior Vice President and Chief Financial Officer.

Jon H. Nicholson (1)              Senior Vice President--Custom Solutions Group.

Melinda S. Urion (1)              Senior Vice President--Chief Financial Officer Fortis Financial
                                  Group; before then Senior Vice President-Finance & CFO of
                                  American Express Financial Corporation.

Dickson W. Lewis (1)              Senior Vice President--Distribution and Marketing; before then
                                  President of Hedstrom/Blessing Marketing.


------------------------

(1) Address: Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Fortis Insurance Company, 501 West Michigan, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.

(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by Fortis AMEV and 50% owned by Fortis AG, Boulevard Emile Jacqmain 53, Brussels, Belgium.


(3) Address: Fortis AMEV, Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5) Address: 501 West Michigan, Milwaukee, WI 53201.


YEAR 2000 ISSUES



The computer systems Fortis Benefits uses to process Policy transactions and valuations need to be adjusted to be able to continue to administer the Policies after Year 2000. Fortis Benefits is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to its policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis Benefits' ability to perform its policy servicing operations. Fortis Benefits is closely monitoring these entities to avoid any unforeseen circumstances.



FINANCIAL STATEMENTS



The financial statement of Fortis Benefits included in the Supplement should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Separate Account.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis AMEV and Fortis AG, as of December 31, 1997 and 1996, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
Minneapolis, Minnesota
February 27, 1998

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1997       1996
                                                                                         ---------  ---------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost 1997--$2,325,589;
   1996--$2,078,438)...................................................................  $2,415,915 $2,115,499
  Equity securities, at fair value (cost 1997--$88,719; 1996--$84,144).................    109,832    106,290
  Mortgage loans on real estate, less allowance for possible losses (1997--$11,085;
   1996--$9,697).......................................................................    602,064    582,869
  Policy loans.........................................................................     68,566     60,722
  Short-term investments...............................................................     70,537    182,817
  Real estate and other investments....................................................     55,035     29,628
                                                                                         ---------  ---------
                                                                                         3,321,949  3,077,825

Cash and cash equivalents..............................................................      9,901     20,474

Receivables:
  Uncollected premiums.................................................................     74,220     71,386
  Reinsurance recoverable on unpaid and paid losses....................................     13,852     12,939
  Other................................................................................     19,762      9,045
                                                                                         ---------  ---------
                                                                                           107,834     93,370
Accrued investment income..............................................................     47,376     39,519
Deferred policy acquisition costs......................................................    291,742    268,075
Property and equipment at cost, less accumulated depreciation..........................     42,773     52,882
Deferred federal income taxes..........................................................     15,037     17,008
Other assets...........................................................................      4,250      8,005
Assets held in separate accounts.......................................................  2,978,622  2,374,718
                                                                                         ---------  ---------
TOTAL ASSETS...........................................................................  $6,819,484 $5,951,876
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1997       1996
                                                                                         ---------  ---------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance.........................................................  $ 449,017  $ 434,378
    Interest sensitive and investment products.........................................  1,264,227  1,175,480
    Accident and health................................................................    792,249    834,119
                                                                                         ---------  ---------
                                                                                         2,505,493  2,443,977
  Unearned revenues....................................................................     10,653     12,622
  Other policy claims and benefits payable.............................................    260,596    191,940
  Policyholder dividends payable.......................................................      8,197      8,783
                                                                                         ---------  ---------
                                                                                         2,784,939  2,657,322

  Debt.................................................................................     26,433         --
  Accrued expenses.....................................................................     49,909     42,223
  Current income taxes payable.........................................................     10,549     17,424
  Other liabilities....................................................................    113,222    104,834
  Due to affiliates....................................................................      6,925      4,926
  Liabilities related to separate accounts.............................................  2,947,401  2,344,474
                                                                                         ---------  ---------
TOTAL POLICY RESERVES AND LIABILITIES..................................................  5,939,378  5,171,203

SHAREHOLDER'S EQUITY:
  Common Stock, $5 par value:
    Authorized, issued and outstanding shares--1,000,000...............................      5,000      5,000
  Additional paid-in capital...........................................................    468,000    468,000
  Retained earnings....................................................................    332,723    265,613
  Unrealized gains on investments, net.................................................     68,981     36,290
  Unrealized gains on assets held in separate accounts, net............................      5,402      5,770
                                                                                         ---------  ---------
TOTAL SHAREHOLDER'S EQUITY.............................................................    880,106    780,673
                                                                                         ---------  ---------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY............................  $6,819,484 $5,951,876
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                                --------------------------------
                                                                                   1997       1996       1995
                                                                                ----------  ---------  ---------
REVENUES
  Insurance operations:
    Traditional life insurance premiums.......................................  $  269,540  $ 258,496  $ 251,353
    Interest sensitive and investment product policy charges..................      77,429     63,336     46,076
    Accident and health insurance premiums....................................     891,037    974,046    934,900
                                                                                ----------  ---------  ---------
                                                                                 1,238,006  1,295,878  1,232,329

  Net investment income.......................................................     228,724    206,023    203,537
  Net realized gains on investments...........................................      41,101     25,731     55,080
  Other income................................................................      36,458     31,725     33,085
                                                                                ----------  ---------  ---------
    TOTAL REVENUES............................................................   1,544,289  1,559,357  1,524,031

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance................................................     204,497    220,227    202,911
    Interest sensitive investment products....................................     103,077     90,358     73,676
    Accident and health claims................................................     707,113    778,439    769,588
                                                                                ----------  ---------  ---------
                                                                                 1,014,687  1,089,024  1,046,175

Policyholder dividends........................................................       2,935      4,169      4,305
Amortization of deferred policy acquisition costs.............................      43,931     39,325     41,291
Insurance commissions.........................................................     107,378     94,723     95,559
General and administrative expenses...........................................     273,128    242,825    254,940
                                                                                ----------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES...............................................   1,442,059  1,470,066  1,442,270
                                                                                ----------  ---------  ---------
Income before federal income taxes............................................     102,230     89,291     81,761
Federal income taxes..........................................................      35,120     31,099     27,891
                                                                                ----------  ---------  ---------
NET INCOME....................................................................  $   67,110  $  58,192  $  53,870
                                                                                ----------  ---------  ---------
                                                                                ----------  ---------  ---------

                            See accompanying notes.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                     UNREALIZED
                                                                                    UNREALIZED          GAINS
                                                                                       GAINS         (LOSSES) ON
                                                        ADDITIONAL                  (LOSSES) ON    ASSETS HELD IN
                                             COMMON       PAID-IN     RETAINED     INVESTMENTS,       SEPARATE
                                              STOCK       CAPITAL     EARNINGS          NET         ACCOUNTS, NET     TOTAL
                                           -----------  -----------  -----------  ---------------  ---------------  ---------
Balance, January 1, 1995.................   $   5,000    $ 358,000    $ 153,551      $ (42,908)       $     554     $ 474,197
Net income...............................          --           --       53,870             --               --        53,870
Additional paid-in capital...............          --       50,000           --             --               --        50,000
Change in unrealized gains (losses) on
 investments, net........................          --           --           --        131,039               --       131,039
Change in unrealized gains (losses) on
 assets held in separate accounts, net...          --           --           --             --            1,992         1,992
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1995...............       5,000      408,000      207,421         88,131            2,546       711,098
Net income...............................          --           --       58,192             --               --        58,192
Additional paid-in capital...............          --       60,000           --             --               --        60,000
Change in unrealized gains (losses) on
 investments, net........................          --           --           --        (51,841)              --       (51,841)
Change in unrealized gains (losses) on
 assets held in separate accounts, net...          --           --           --             --            3,224         3,224
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1996...............       5,000      468,000      265,613         36,290            5,770       780,673
Net income...............................          --           --       67,110             --               --        67,110
Change in unrealized gains (losses) on
 investments, net........................          --           --           --         32,691               --        32,691
Change in unrealized gains (losses) on
 assets held in separate account, net....          --           --           --             --             (368)         (368)
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1997...............   $   5,000    $ 468,000    $ 332,723      $  68,981        $   5,402     $ 880,106
                                           -----------  -----------  -----------       -------           ------     ---------
                                           -----------  -----------  -----------       -------           ------     ---------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                           -------------------------------------
                                                                               1997         1996        1995
                                                                           ------------  ----------  -----------
OPERATING ACTIVITIES
  Net income.............................................................  $     67,110  $   58,192  $    53,870
  Adjustments to reconcile net income to net cash provided by operating activities:
    (Decrease)/increase in future policy benefit reserves for
     traditional, interest sensitive and accident and health policies....        (2,496)     26,193       80,478
    Increase in other policy claims and benefits and policyholder
     dividends payable...................................................        68,070      18,638       27,676
    Provision for deferred federal income taxes..........................        (6,449)     (1,094)     (13,584)
    (Decrease)/increase in income taxes payable..........................        (6,875)     12,049        1,023
    Amortization of deferred policy acquisition costs....................        43,931      39,325       41,291
    Policy acquisition costs deferred....................................       (69,694)    (66,515)     (56,391)
    Provision for mortgage loan losses...................................         1,388       1,344          924
    Provision for depreciation...........................................        14,351      17,312       15,654
    Write-off of investment..............................................         3,000          --           --
    Amortization of investment (discounts) premiums, net.................          (466)      1,821         (239)
    Change in receivables, accrued investment income, unearned premiums,
     accrued expenses and other liabilities..............................        (2,720)     38,614        3,427
    Net realized gains on investments....................................       (41,101)    (25,731)     (55,080)
    Other................................................................       (12,496)       (261)      (2,431)
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY OPERATING ACTIVITIES........................        55,553     119,887       96,618

INVESTING ACTIVITIES
  Purchases of fixed maturity investments................................    (3,611,770) (2,778,352)  (2,151,133)
  Sales or maturities of fixed maturity investments......................     3,378,898   2,652,887    2,000,068
  Decrease (increase) in short-term investments..........................       112,280     (29,318)     (35,908)
  Purchases of other investments.........................................      (209,771)   (210,182)    (240,264)
  Sales of other investments.............................................       205,084     163,569      112,598
  Purchases of property and equipment....................................        (4,242)    (10,992)     (19,975)
  Other..................................................................          (617)         --        1,229
                                                                           ------------  ----------  -----------
        NET CASH USED IN INVESTING ACTIVITIES............................      (130,138)   (212,388)    (333,385)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received..............................................       200,760     128,446      187,484
    Surrenders and death benefits........................................      (190,361)   (125,274)     (60,522)
    Interest credited to policyholders...................................        53,613      49,802       48,918
  Additional paid-in capital from shareholder............................            --      60,000       50,000
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES........................        64,012     112,974      225,880
                                                                           ------------  ----------  -----------
(Decrease) increase in cash and cash equivalents.........................       (10,573)     20,473      (10,887)
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...................        20,474           1       10,888
                                                                           ------------  ----------  -----------
        CASH AND CASH EQUIVALENTS AT END OF YEAR.........................  $      9,901  $   20,474  $         1
                                                                           ------------  ----------  -----------
                                                                           ------------  ----------  -----------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1997

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect, wholly-owned subsidiary of Fortis AMEV and Fortis AG. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 2.5% to 8.75% in 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional life insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends are reported directly in shareholder's equity as unrealized gains (losses) on investments and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid, are provided to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of operations.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

NEW FINANCIAL ACCOUNTING STANDARDS

In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 defines the financial statement presentation for all changes in a company's equity during a period except those resulting from investments by owners and distributions to owners. SFAS No. 130 will be adopted by the Company in the first quarter of 1998. Because the statement is merely a change in presentation, the Company does not expect the adoption of this statement to have a significant impact on the financial statements.

RECLASSIFICATIONS

Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

2.  ACQUIRED BUSINESS
    In 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made ending in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the estimated present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                              GROSS     GROSS
                                                 AMORTIZED   UNREALIZED UNREALIZED
                                                    COST       GAIN      LOSS    FAIR VALUE
                                                 ----------  --------  --------  ----------
December 31, 1997:
  Fixed maturities:
  Governments..................................  $  228,856  $ 8,698   $    30   $  237,524
  Public utilities.............................     121,128    4,217        13      125,332
  Industrial and miscellaneous.................   1,932,894   77,442     1,625    2,008,711
  Other........................................      42,711    1,637        --       44,348
                                                 ----------  --------  --------  ----------
  Total fixed maturities.......................   2,325,589   91,994     1,668    2,415,915
  Equity securities............................      88,719   24,769     3,656      109,832
                                                 ----------  --------  --------  ----------
    Total......................................  $2,414,308  $116,763  $ 5,324   $2,525,747
                                                 ----------  --------  --------  ----------
                                                 ----------  --------  --------  ----------
December 31, 1996:
Fixed maturities:
  Governments..................................  $  321,574  $ 3,418   $ 1,323   $  323,669
  Public utilities.............................      92,116    2,758       403       94,471
  Industrial and miscellaneous.................   1,656,420   38,413     6,527    1,688,306
  Other........................................       8,328      750        25        9,053
                                                 ----------  --------  --------  ----------
  Total fixed maturities.......................   2,078,438   45,339     8,278    2,115,499
  Equity securities............................      84,144   23,340     1,194      106,290
                                                 ----------  --------  --------  ----------
    Total......................................  $2,162,582  $68,679   $ 9,472   $2,221,789
                                                 ----------  --------  --------  ----------
                                                 ----------  --------  --------  ----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1997, by contractual maturity, are shown below (in thousands).

                                                                        AMORTIZED
                                                                           COST     FAIR VALUE
                                                                        ----------  ----------
Due in one year or less...............................................  $   75,748  $   76,109
Due after one year through five years.................................     849,193     865,006
Due after five years through ten years................................     543,847     562,900
Due after ten years...................................................     856,801     911,900
                                                                        ----------  ----------
Total.................................................................  $2,325,589  $2,415,915
                                                                        ----------  ----------
                                                                        ----------  ----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1997 as compared to concentrated interests in California, Texas and New York of 36% at December 31, 1996. Loan commitments outstanding totaled $34,235,000 at December 31, 1997.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $2,548,000 and $2,537,000 at December 31, 1997 and 1996, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE

In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment was written-off at December 31, 1997. The income statement reflects $13,561,000 of general and administrative expenses related to 1997 DHA losses and ownership write-off.

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) recorded in shareholder's equity for the year ended December 31 were as follows (in thousands):

                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
Change in unrealized gains (losses) before adjustments.............  $  53,239  $ (83,065) $ 214,452
Adjustments:
Increase) decrease in amortization of deferred policy acquisition
 costs.............................................................     (2,096)     3,376     (9,789)
Deferred income taxes (expense) benefit............................    (18,820)    31,072    (71,632)
                                                                     ---------  ---------  ---------
Change in net unrealized gains (losses)............................     32,323    (48,617)   133,031
Net unrealized gains (losses), beginning of year...................     42,060     90,677    (42,354)
                                                                     ---------  ---------  ---------
Net unrealized gains, end of year..................................  $  74,383  $  42,060  $  90,677
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

NET INVESTMENT INCOME AND NET REALIZED GAINS ON INVESTMENTS

Major categories of net investment income and realized gains on investments for each year were as follows (in thousands):

                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities...................................................  $ 160,444  $ 141,973  $ 139,062
Equity securities..................................................      9,306      6,682      2,026
Mortgage loans on real estate......................................     54,662     52,949     49,227
Policy loans.......................................................      4,144      3,195      2,797
Short-term investments.............................................      2,851      5,175     11,863
Real estate and other investments..................................      4,635      5,358      4,750
                                                                     ---------  ---------  ---------
                                                                       236,042    215,332    209,725
Expenses...........................................................     (7,318)    (9,309)    (6,188)
                                                                     ---------  ---------  ---------
                                                                     $ 228,724  $ 206,023  $ 203,537
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------
NET REALIZED GAINS ON INVESTMENTS
Fixed maturities...................................................  $  13,827  $   3,334  $  50,393
Equity securities..................................................     26,760     18,281      2,830
Mortgage loans on real estate......................................        301       (144)      (242)
Short-term investments.............................................         --         57         (3)
Real estate and other investments..................................        213      4,203      2,102
                                                                     ---------  ---------  ---------
                                                                     $  41,101  $  25,731  $  55,080
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $3,360,682,000, $2,652,887,000, and $2,000,068,000 in 1997, 1996 and 1995, respectively. Gross
gains   of  $30,860,000,  $28,606,000  and   $61,070,000  and  gross  losses  of
$17,033,000, $25,272,000, and $10,677,000  were realized on  the sales in  1997,
1996 and 1995, respectively.

4.    DEFERRED POLICY ACQUISITION COSTS
    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                 INTEREST
                                                               SENSITIVE AND
                                                 TRADITIONAL    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH     TOTAL
                                                 -----------  ---------------  -----------  ---------
Balance, January 1, 1996.......................   $  38,532      $ 170,840      $  28,137   $ 237,509
Acquisition costs deferred.....................          --         66,515             --      66,515
Acquisition costs amortized....................      (5,375)       (19,695)       (14,255)    (39,325)
Reduced amortization of deferred acquisition
 costs from unrealized losses on
 available-for-sale securities.................          --          3,376             --       3,376
                                                 -----------  ---------------  -----------  ---------
Balance, January 1, 1997.......................      33,157        221,036         13,882     268,075
Acquisition costs deferred.....................      37,857         31,837             --      69,694
Acquisition costs amortized....................     (20,738)       (14,501)        (8,692)    (43,931)
Increased amortization of deferred acquisition
 costs from unrealized gains on
 available-for-sale securities.................          --         (2,096)            --      (2,096)
                                                 -----------  ---------------  -----------  ---------
Balance, December 31, 1997.....................   $  50,276      $ 236,276      $   5,190   $ 291,742
                                                 -----------  ---------------  -----------  ---------
                                                 -----------  ---------------  -----------  ---------

FORTIS BENEFITS INSURANCE COMPANY

4.    DEFERRED POLICY ACQUISITION COSTS (CONTINUED)
Included within total deferred policy acquisition costs at December 31, 1997 is $10,434,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. All remaining PVP will be amortized in 1998.

During 1997, 1996 and 1995, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in additional amortization of deferred acquisition costs of $732,000, $1,894,000 and $4,825,000, respectively. In addition, the Company recorded policyholder dividends payable of $1,095,000 in 1995.

5.  PROPERTY AND EQUIPMENT
    A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                                1997       1996
                                                                              ---------  ---------
Land........................................................................  $   1,900  $   1,900
Building and improvements...................................................     24,148     25,133
Furniture and equipment.....................................................     87,537     95,370
                                                                              ---------  ---------
                                                                                113,585    122,403
Less accumulated depreciation...............................................    (70,812)   (69,521)
                                                                              ---------  ---------
Net property and equipment..................................................  $  42,773  $  52,882
                                                                              ---------  ---------
                                                                              ---------  ---------

6.  ACCIDENT AND HEALTH RESERVES
    Activity for the liability for unpaid accident and health claims and claims adjustment expenses is summarized as follows (in thousands):

                                                                         YEAR ENDED DECEMBER 31
                                                                     -------------------------------
                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables...........  $ 947,711  $ 928,832  $ 838,810
Add: Incurred losses related to:
  Current year.....................................................    773,316    865,907    827,261
  Prior years......................................................    (59,634)   (64,094)   (28,520)
                                                                     ---------  ---------  ---------
    Total incurred losses..........................................    713,682    801,813    798,741
Deduct: Paid losses related to:
  Current year.....................................................    437,405    549,144    492,460
  Prior years......................................................    235,952    233,790    216,259
                                                                     ---------  ---------  ---------
    Total paid losses..............................................    673,357    782,934    708,719
                                                                     ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.........  $ 988,036  $ 947,711  $ 928,832
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; (2) the table above includes claims adjustment expense liabilities that are included in accrued expenses on the balance sheet; and (3) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

Management has incorporated the favorable reserve development into its current estimates of reserve levels. Accordingly, future development on December 31, 1997 reserves is not expected to be as favorable as that experienced in the past two years.

7.  FEDERAL INCOME TAXES
    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

FORTIS BENEFITS INSURANCE COMPANY

7.  FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1997 and 1996 are as follows (in thousands):

                                                                                1997       1996
                                                                              ---------  ---------
Deferred tax assets:
  Separate account assets/liabilities.......................................  $  56,620  $  40,989
  Reserves..................................................................     43,143     51,271
  Claims and benefits payable...............................................     15,238      7,764
  Accrued liabilities.......................................................      8,785      8,439
  Investments...............................................................      4,795      2,648
  Other.....................................................................      3,042      1,549
                                                                              ---------  ---------
    Total deferred tax assets...............................................    131,623    112,660

Deferred tax liabilities:
  Deferred policy acquisition costs.........................................     72,369     67,850
  Unrealized gains..........................................................     39,015     20,402
  Fixed assets..............................................................      3,914      3,110
  Investments...............................................................      1,220      1,942
  Other.....................................................................         68      2,348
                                                                              ---------  ---------
    Total deferred tax liabilities..........................................    116,586     95,652
                                                                              ---------  ---------
    Net deferred tax asset..................................................  $  15,037  $  17,008
                                                                              ---------  ---------
                                                                              ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                         1997       1996       1995
                                                                       ---------  ---------  ---------
Current..............................................................  $  41,569  $  32,193  $  39,660
Deferred.............................................................     (6,449)    (1,094)   (11,769)
                                                                       ---------  ---------  ---------
                                                                       $  35,120  $  31,099  $  27,891
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $58,859,000, $16,434,000, and $40,453,000 in 1997, 1996 and 1995, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                         1997       1996       1995
                                                                       ---------  ---------  ---------
Statutory income tax rate............................................      35.0%      35.0%      35.0%
Other, net...........................................................        (.6)       (.2)      (0.9)
                                                                       ---------  ---------  ---------
                                                                           34.4%      34.8%      34.1%
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

8.  ASSETS HELD IN SEPARATE ACCOUNTS
    Separate account assets at December 31 were as follows (in thousands):

                                                                               1997        1996
                                                                            ----------  ----------
Premium and annuity considerations for the variable annuity products and variable universal life products for which the contract holder, rather than the Company, bears the investment risk..............................  $2,947,401  $2,344,474
Assets of the separate accounts owned by the Company, at fair value.......      31,221      30,244
                                                                            ----------  ----------
                                                                            $2,978,622  $2,374,718
                                                                            ----------  ----------
                                                                            ----------  ----------

9.  REINSURANCE
    In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $5,742,000 and $6,144,000 of premium from First Fortis in 1997 and 1996, respectively. The Company has assumed $5,452,000 and $3,599,000 of reserves in 1997 and 1996, respectively, from First Fortis.

FORTIS BENEFITS INSURANCE COMPANY

9.  REINSURANCE (CONTINUED)
The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                          1997       1996       1995
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   8,159  $   8,680  $   4,661
Accident and health insurance.........................................     13,712      6,793      3,410
                                                                        ---------  ---------  ---------
                                                                        $  21,871  $  15,473  $   8,071
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                          1997       1996       1995
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   2,973  $   7,225  $   2,489
Accident and health insurance.........................................     14,781      5,993      8,807
                                                                        ---------  ---------  ---------
                                                                        $  17,754  $  13,218  $  11,296
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10. DIVIDEND RESTRICTIONS
    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $52,367,000 free from such restrictions at December 31, 1997. Distributions in excess of this amount would require regulatory approval.

11. REGULATORY ACCOUNTING REQUIREMENTS
    Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by Minnesota insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices. This project, which is not expected to be completed before 1999, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

11. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                           NET INCOME             SHAREHOLDER'S EQUITY
                                                 -------------------------------  --------------------
                                                   1997       1996       1995       1997       1996
                                                 ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices........  $  62,593  $  55,046  $  30,576  $ 528,671  $ 482,507
Deferred policy acquisition costs..............     25,763     27,190     15,100    291,742    268,075
Investment valuation differences...............       (497)    (2,219)       330     80,245     31,326
Deferred and uncollected premiums..............   (107,194)    (4,096)        --         --         --
Policy reserves................................     89,895    (19,873)   (29,238)  (150,649)  (131,159)
Commissions....................................     (3,171)    (1,639)
Current income taxes payable...................      6,450      2,386     (1,294)     3,712     (7,895)
Deferred income taxes..........................      6,449     (1,094)    11,769       (520)    17,008
Realized gains on investments..................        251      2,599      1,938         --         --
Realized gains transferred to the Interest
 Maintenance Reserve (IMR), net of tax.........      9,644      2,335     31,711         --         --
Amortization of IMR, net of tax................     (6,315)    (6,130)    (5,261)        --         --
Write-off of investment........................    (11,705)        --         --         --         --
Pension expense................................     (4,153)        --         --
Guaranty Funds.................................         --      3,023         --
Property and equipment.........................         --         --         --     15,520     20,481
Interest maintenance reserve...................         --         --         --     53,348     50,019
Asset valuation reserve........................         --         --         --     75,939     62,961
Other, net.....................................       (900)       664     (1,761)   (17,902)   (12,650)
                                                 ---------  ---------  ---------  ---------  ---------
As reported herein.............................  $  67,110  $  58,192  $  53,870  $ 880,106  $ 780,673
                                                 ---------  ---------  ---------  ---------  ---------
                                                 ---------  ---------  ---------  ---------  ---------

12. TRANSACTIONS WITH AFFILIATED COMPANIES
    The Company receives various services from Fortis, Inc. and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1997, 1996 and 1995, were $12,015,000, $13,319,000 and $10,074,00, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $72,105,000, $68,616,000 and $59,308,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1997, 1996 and 1995, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

Fortis Information Technology (Fortis IT) is a business unit within the Company and is managed by Fortis, Inc. Based upon an agreement established with Fortis Inc., over/under charges are transferred annually to Fortis, Inc. The amounts transferred were $5,149,000 in 1997; $476,000 in 1996 and $0 in 1995. Effective
January 1, 1998, Fortis IT operations have been transferred to Fortis, Inc.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. It is not practicable to estimate the fair value of policy loans as repayment terms are at the discretion of the policyholder. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. As the debt was underwritten in the current year, the outstanding balance is a reasonable estimate of fair value.

FORTIS BENEFITS INSURANCE COMPANY

13. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                              (IN THOUSANDS)
                                                                               DECEMBER 31
                                                              ----------------------------------------------
                                                                       1997                    1996
                                                              ----------------------  ----------------------
                                                               CARRYING      FAIR      CARRYING      FAIR
                                                                AMOUNT      VALUE       AMOUNT      VALUE
                                                              ----------  ----------  ----------  ----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities......................................  $2,415,915  $2,415,915  $2,115,499  $2,115,499
      Equity securities.....................................     109,832     109,832     106,290     106,290
  Mortgage loans on real estate.............................     602,064     661,055     582,869     614,555
  Policy loans..............................................      68,566      68,566      60,722      60,722
  Short-term investments....................................      70,537      70,537     182,817     182,817
  Assets held in separate accounts..........................   2,978,622   2,978,622   2,374,718   2,371,601
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)..............................................  $  977,495  $  945,558  $  916,754  $  886,110
  Debt......................................................      26,433      26,433          --          --

14. COMMITMENTS AND CONTINGENCIES
    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS
    The Company is an indirect wholly-owned subsidiary of Fortis, Inc., which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis, Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $1,594,000, $1,354,000 and $1,179,000 for 1997, 1996 and 1995,
respectively. As of January 1, 1997, the Plan's total accumulated benefit obligation determined in accordance with ERISA was approximately $56,838,000. This amount was based on an assumed interest rate of 8.00% and included vested benefits of approximately $54,831,000. The fair market value of the Plan assets as of January 1, 1997 was approximately $60,004,000.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, Inc., covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,926,000, $3,913,000 and 3,765,000 for 1997, 1996 and 1995,
respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis, Inc. Health care benefits, either through a Fortis Inc.-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

Net postretirement benefit costs allocated to the Company for the years ended December 31, 1997, 1996 and 1995 were $304,000, $290,000 and $287,000, respectively, and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $20,000, $8,000 and $0 in 1997, 1996 and 1995, respectively, as claims were incurred.

At December 31, 1997 and 1996, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $1,148,000 and $844,000, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5%. The health care cost trend rate for those under age 65 was 12.8%, graded to 5.5% over 26 years. The health care cost trend rate for those over age 65 was 12.0%, graded to 6.2% over 26 years.

FORTIS BENEFITS INSURANCE COMPANY

16. DEBT
    The following is a summary of the debt at December 31, 1997 (in thousands):

Mortgage note bearing a floating interest rate of 200 basis points over LIBOR, (5.84%
 at December 31, 1997) adjustable every six months, principal and interest due
 monthly, matures July 2001...........................................................  $   3,150
Mortgage note bearing a floating interest rate of 225 basis points over LIBOR (5.84%
 at December 31, 1997) adjustable every six months, principal and interest due
 monthly, balloon payment due July 1998...............................................     18,100
Mortgage note bearing interest at 7.60%, principal and interest due monthly, matures
 October 2002.........................................................................      5,183
                                                                                        ---------
                                                                                        $  26,433
                                                                                        ---------
                                                                                        ---------

Maturities of the debt as of December 31, 1997 are as follows (in thousands):

1998..................................................................................  $  18,222
1999..................................................................................        126
2000..................................................................................        136
2001..................................................................................      3,119
2002..................................................................................      4,830
                                                                                        ---------
                                                                                           26,433
                                                                                        ---------
                                                                                        ---------

These mortgage notes are collateralized by certain real estate investments included in real estate and other investments in the balance sheet.

Interest expense paid by the Company during 1997 on this debt was approximately $1,075,000.

17. YEAR 2000 ISSUES (UNAUDITED)
    The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company and any of its businesses or subsidiaries. All of the Company's major businesses are heavily dependent upon internal computer systems, and many have significant interaction with systems of third parties.

A comprehensive review of the Company's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. The Company's goal is to complete internal remediation and testing of each system by early 1999.

Factors that could influence the total costs to be incurred by the Company in connection with the Year 2000 issue include the ability of the Company to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with the Company to successfully address their Year 2000 issues.

The Company is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not entirely known at this time. The Company is closely monitoring these entities to avoid any unforeseen circumstances.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500 and Blue Chip Stock Subaccounts) as of December 31, 1997, and the related statements of changes in net assets for each of the two years in the period then ended, except for the Fortis Series Fund, Inc.'s Value, S & P 500 and Blue Chip Stock Subaccounts which are for the year ended December 31, 1997 and the period from May 1, 1996 to December 31, 1996 and the Norwest Select Fund's Small Company Stock Subaccount which is for the year ended December 31, 1996. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting Fortis Benefits Insurance Company Variable Account C at December 31, 1997, and the changes in its net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

   [/S/ ERNST & YOUNG LLP]
Minneapolis, Minnesota
March 27, 1998

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1997

                                                                                                         ATTRIBUTABLE
                                                                                          ATTRIBUTABLE   TO
                                                                            NET ASSETS     TO FORTIS      VARIABLE
                                                                                AT          BENEFITS        LIFE
                                                                              MARKET       INSURANCE      INSURANCE
                                                  SHARES         COST          VALUE        COMPANY       POLICIES
                                               ------------   -----------   -----------   ------------   -----------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     4,918,108   $119,092,149  $180,195,553  $        --    $180,195,553
  U.S. Government Securities.................       823,885     8,891,928    8,799,419             --     8,799,419
  Money Market...............................       733,054     8,104,069    8,085,513             --     8,085,513
  Asset Allocation...........................     2,349,224    36,589,322   41,390,510             --    41,390,510
  Diversified Income.........................       564,799     6,654,121    6,768,217             --     6,768,217
  Global Growth..............................     3,841,625    59,792,325   77,949,647             --    77,949,647
  Aggressive Growth..........................     2,537,895    32,490,597   35,057,717             --    35,057,717
  Growth & Income............................     1,451,003    21,902,297   27,213,567             --    27,213,567
  High Yield.................................       433,243     4,487,534    4,665,766             --     4,665,766
  Global Asset Allocation....................       455,963     5,582,318    6,058,197             --     6,058,197
  Global Bond................................       167,156     1,861,683    1,779,806             --     1,779,806
  International Stock........................     1,170,134    14,441,484   15,633,462             --    15,633,462
  Value......................................       506,169     6,339,301    6,793,044        404,356     6,388,688
  S & P 500..................................     1,280,717    16,817,704   19,120,860      2,167,008    16,953,852
  Blue Chip Stock............................       852,010    10,723,752   12,567,153      2,123,894    10,443,259
                                                              -----------   -----------   ------------   -----------
Total........................................                 $353,770,584  $452,078,431  $ 4,695,258    $447,383,173
                                                              -----------   -----------   ------------   -----------
                                                              -----------   -----------   ------------   -----------

                                                                NET ASSET
                                                                VALUE FOR
                                                                VARIABLE
                                                                  LIFE
                                                                INSURANCE
                                                                POLICIES
                                               ACCUMULATION        PER
                                                   UNITS       ACCUMULATION
                                                OUTSTANDING    UNIT
                                               -------------   -----------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     7,118,261    $    25.31
  U.S. Government Securities.................       530,809         16.58
  Money Market...............................       578,967         13.97
  Asset Allocation...........................     1,796,661         23.04
  Diversified Income.........................       388,218         17.43
  Global Growth..............................     3,971,604         19.63
  Aggressive Growth..........................     2,637,215         13.29
  Growth & Income............................     1,391,380         19.56
  High Yield.................................       359,601         12.97
  Global Asset Allocation....................       419,526         14.44
  Global Bond................................       149,590         11.90
  International Stock........................     1,110,100         14.08
  Value......................................       466,071         13.71
  S & P 500..................................     1,147,368         14.78
  Blue Chip Stock............................       717,913         14.55
                                               -------------
Total........................................    22,783,284
                                               -------------
                                               -------------

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                              FORTIS U.S.     FORTIS                       FORTIS
                                                  FORTIS      GOVERNMENT       MONEY      FORTIS ASSET   DIVERSIFIED
                                               GROWTH STOCK   SECURITIES      MARKET       ALLOCATION      INCOME
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $    16,536    $  600,561    $   318,907   $ 5,630,084    $  458,290
Mortality and expense and policy advance
 charges.....................................   (1,928,584)      (91,178)       (89,913)     (435,946)      (71,161)
Net realized gain (loss) on investments......    3,421,669       173,173        (22,812)      526,622        56,634
Net unrealized appreciation (depreciation) of
 investments.................................   16,067,592       (74,889)       117,253       496,493       101,815
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................   17,577,213       607,667        323,435     6,217,253       545,578

CAPITAL TRANSACTIONS
Purchase of variable account units...........   18,101,571     2,337,630     11,107,675     5,874,956     1,770,902
Redemption of variable account units.........  (10,430,951)   (2,340,875)   (10,678,593)   (2,133,574)   (1,053,700)
Mortality and expense charges redeemed.......    1,928,584        91,178         89,913       435,946        71,161
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --             --            --            --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --            --
                                               ------------   -----------   -----------   ------------   -----------
Increase from capital transactions...........    9,599,204        87,933        518,995     4,177,328       788,363
Net assets at beginning of year..............  153,019,136     8,103,819      7,243,083    30,995,929     5,434,276
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $180,195,553   $8,799,419    $ 8,085,513   $41,390,510    $6,768,217
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                                 FORTIS        FORTIS
                                               FORTIS GLOBAL   AGGRESSIVE     GROWTH &
                                                  GROWTH         GROWTH        INCOME
                                               -------------   -----------   -----------
OPERATIONS
Dividend income..............................   $         --   $       473   $   836,584
Mortality and expense and policy advance
 charges.....................................       (840,959)     (325,707)     (219,629)
Net realized gain (loss) on investments......      1,027,708        28,215       145,502
Net unrealized appreciation (depreciation) of
 investments.................................      3,834,048     1,389,881     3,656,481
                                               -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      4,020,797     1,092,862     4,418,938
CAPITAL TRANSACTIONS
Purchase of variable account units...........     15,303,244    12,628,674    11,389,955
Redemption of variable account units.........     (4,139,111)   (1,470,664)     (743,822)
Mortality and expense charges redeemed.......        840,959       325,707       219,629
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............             --            --            --
Dividend income distribution to Fortis
 Benefits Insurance Company..................             --            --            --
                                               -------------   -----------   -----------
Increase from capital transactions...........     12,005,092    11,483,717    10,865,762
Net assets at beginning of year..............     61,923,758    22,481,138    11,928,867
                                               -------------   -----------   -----------
Net assets at end of year....................   $ 77,949,647   $35,057,717   $27,213,567
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                                FORTIS
                                                                GLOBAL                       FORTIS        FORTIS
                                               FORTIS HIGH       ASSET        FORTIS      INTERNATIONAL     VALUE
                                                  YIELD       ALLOCATION    GLOBAL BOND      STOCK         FORTIS
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $     6,334    $  308,250    $    74,264   $   625,067    $   374,828
Mortality and expense and policy advance
 charges.....................................      (43,646)      (55,228)       (19,097)     (139,293)       (37,738)
Net realized gain (loss) on investments......       84,353        47,142         (1,793)      134,574         56,719
Net unrealized appreciation (depreciation) of
 investments.................................      260,719       259,453        (62,340)      524,447        361,973
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      307,760       559,617         (8,966)    1,144,795        755,782
CAPITAL TRANSACTIONS
Purchase of variable account units...........    2,950,385     2,349,695        752,268     6,913,720      5,531,019
Redemption of variable account units.........   (1,371,034)     (472,728)      (623,679)   (1,225,184)      (734,522)
Mortality and expense charges redeemed.......       43,646        55,228         19,097       139,293         37,738
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --             --            --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --         (8,848)
                                               ------------   -----------   -----------   ------------   -----------
Increase from capital transactions...........    1,622,997     1,932,195        147,686     5,827,829      4,825,387
Net assets at beginning of year..............    2,735,009     3,566,385      1,641,086     8,660,838      1,211,875
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $ 4,665,766    $6,058,197    $ 1,779,806   $15,633,462    $ 6,793,044
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------


                                                                              COMBINED
                                               FORTIS S & P    FORTIS BLUE    VARIABLE
                                                    500        CHIP STOCK      ACCOUNT
                                               -------------   -----------   -----------
OPERATIONS
Dividend income..............................   $    294,610   $   52,416    $ 9,597,204
Mortality and expense and policy advance
 charges.....................................       (100,810)     (57,714)    (4,456,603)
Net realized gain (loss) on investments......        200,711       16,021      5,894,438
Net unrealized appreciation (depreciation) of
 investments.................................      1,996,353    1,516,126     30,445,405
                                               -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      2,390,864    1,526,849     41,480,444
CAPITAL TRANSACTIONS
Purchase of variable account units...........     16,661,529    8,266,243    121,939,466
Redemption of variable account units.........     (3,472,986)    (109,173)   (41,000,596)
Mortality and expense charges redeemed.......        100,810       57,714      4,456,603
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --           --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............             --           --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................        (32,520)     (23,901)       (65,269)
                                               -------------   -----------   -----------
Increase from capital transactions...........     13,256,833    8,190,883     85,330,204
Net assets at beginning of year..............      3,473,163    2,849,421    325,267,783
                                               -------------   -----------   -----------
Net assets at end of year....................   $ 19,120,860   $12,567,153   $452,078,431
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1996

                                                              FORTIS U.S.     FORTIS                       FORTIS
                                                  FORTIS      GOVERNMENT       MONEY      FORTIS ASSET   DIVERSIFIED
                                               GROWTH STOCK   SECURITIES      MARKET       ALLOCATION      INCOME
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $   527,085    $  605,366    $   247,490   $ 1,554,337    $  400,689
Mortality and expense and policy advance
 charges.....................................   (1,560,953)      (93,233)       (65,386)     (304,540)      (58,622)
Net realized gain (loss) on investments......    3,093,713         5,038        169,300       865,889        57,483
Net unrealized appreciation (depreciation) of
 investments.................................   16,535,918      (438,794)      (117,129)      840,429      (242,246)
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................   18,595,763        78,377        234,275     2,956,115       157,304

CAPITAL TRANSACTIONS
Purchase of variable account units...........   27,173,798     1,636,966      9,335,749     6,373,151     1,861,420
Redemption of variable account units.........   (6,937,039)   (2,341,998)    (7,246,239)   (1,972,178)   (1,629,694)
Mortality and expense charges redeemed.......    1,560,953        93,233         65,386       304,540        58,622
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............   (1,710,453)           --             --      (795,833)           --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --            --
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) from capital
 transactions................................   20,087,259      (611,799)     2,154,896     3,909,680       290,348
Net assets at beginning of year..............  114,336,114     8,637,241      4,853,912    24,130,134     4,986,624
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $153,019,136   $8,103,819    $ 7,243,083   $30,995,929    $5,434,276
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                  FORTIS         FORTIS        FORTIS
                                                  GLOBAL       AGGRESSIVE     GROWTH &     FORTIS HIGH
                                                  GROWTH         GROWTH        INCOME         YIELD
                                               -------------   -----------   -----------   -----------
OPERATIONS
Dividend income..............................   $     83,808   $    39,056   $   325,645   $  234,012
Mortality and expense and policy advance
 charges.....................................       (587,181)     (185,010)      (85,797)     (23,877)
Net realized gain (loss) on investments......        993,919       357,189       274,926       21,357
Net unrealized appreciation (depreciation) of
 investments.................................      6,922,496       (12,181)    1,035,468       (5,315)
                                               -------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      7,413,042       199,054     1,550,242      226,177
CAPITAL TRANSACTIONS
Purchase of variable account units...........     19,313,887    14,849,914     6,716,429    1,521,655
Redemption of variable account units.........     (1,849,063)   (1,128,224)     (582,392)    (513,751)
Mortality and expense charges redeemed.......        587,181       185,010        85,797       23,877
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --            --            --           --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............       (691,667)     (813,949)     (817,093)  (1,306,472)
Dividend income distribution to Fortis
 Benefits Insurance Company..................             --            --            --           --
                                               -------------   -----------   -----------   -----------
Net increase (decrease) from capital
 transactions................................     17,360,338    13,092,751     5,402,741     (274,691)
Net assets at beginning of year..............     37,150,378     9,189,333     4,975,884    2,783,523
                                               -------------   -----------   -----------   -----------
Net assets at end of year....................   $ 61,923,758   $22,481,138   $11,928,867   $2,735,009
                                               -------------   -----------   -----------   -----------
                                               -------------   -----------   -----------   -----------

                             See accompanying notes

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1996

                                                  FORTIS
                                                  GLOBAL        FORTIS        FORTIS
                                                  ASSET         GLOBAL      INTERNATIONAL    FORTIS        FORTIS
                                                ALLOCATION       BOND          STOCK         VALUE*      S & P 500*
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $   141,406    $    80,570   $  259,053    $      6,679   $   19,549
Mortality and expense and policy advance
 charges.....................................      (27,914)       (16,020)     (61,578)         (2,299)      (4,259)
Net realized gain on investments.............      367,644          1,414      368,588             365        5,170
Net unrealized appreciation (depreciation) of
 investments.................................      (17,628)      (161,532)     384,582          91,771      306,803
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      463,508        (95,568)     950,645          96,516      327,263

CAPITAL TRANSACTIONS
Purchase of variable account units...........    1,974,410      1,203,711    5,472,129         868,724    1,805,644
Redemption of variable account units.........     (178,317)      (495,016)    (271,603)        (43,808)    (104,433)
Mortality and expense charges redeemed.......       27,914         16,020       61,578           2,299        4,259
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --             --           --         290,000    1,450,000
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............   (5,888,424)    (5,496,965)  (5,860,743)             --           --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --             --           --          (1,856)      (9,570)
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) from capital
 transactions................................   (4,064,417)    (4,772,250)    (598,639)      1,115,359    3,145,900
Net assets at beginning of year..............    7,167,294      6,508,904    8,308,832              --           --
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $ 3,566,385    $ 1,641,086   $8,660,838    $  1,211,875   $3,473,163
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                                 NORWEST
                                                                  SMALL       COMBINED
                                                FORTIS BLUE      COMPANY      VARIABLE
                                                CHIP STOCK*       STOCK        ACCOUNT
                                               -------------   -----------   -----------
OPERATIONS
Dividend income..............................   $     9,822    $        --   $ 4,534,567
Mortality and expense and policy advance
 charges.....................................        (3,294)            --    (3,079,963)
Net realized gain on investments.............         5,823             --     6,587,818
Net unrealized appreciation (depreciation) of
 investments.................................       327,274         88,953    25,538,869
                                               -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................       339,625         88,953    33,581,291
CAPITAL TRANSACTIONS
Purchase of variable account units...........     1,156,736             --   101,264,323
Redemption of variable account units.........       (94,289)            --   (25,388,044)
Mortality and expense charges redeemed.......         3,294             --     3,079,963
Funding of subaccount by Fortis Benefits
 Insurance Company...........................     1,450,000             --     3,190,000
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............            --     (1,248,440)  (24,630,039)
Dividend income distribution to Fortis
 Benefits Insurance Company..................        (5,945)            --       (17,371)
                                               -------------   -----------   -----------
Net increase (decrease) from capital
 transactions................................     2,509,796     (1,248,440)   57,498,832
Net assets at beginning of year..............            --      1,159,487   234,187,660
                                               -------------   -----------   -----------
Net assets at end of year....................   $ 2,849,421    $        --   $325,267,783
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------

*For the period from May 1, 1996 to December 31, 1996.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1997

1.  GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.

Fortis Benefits was founded in 1910. At the end of 1997, Fortis Benefits had approximately $94 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had in excess of $167 billion assets at the end of 1997.

There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Fund). The investment objectives and policies of each subaccount are as follows.

     - GROWTH STOCK SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET SUBACCOUNT--seeks high level of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH SUBACCOUNT--seeks long-term capital appreciation in equity securities.

     - GROWTH & INCOME SUBACCOUNT--seeks growth of capital and current income, through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD SUBACCOUNT--seeks maximum total return through current income and capital appreciation, through ownership of a diversified portfolio of high-yielding fixed-income securities.

     - GLOBAL ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of foreign and domestic equity securities during periods when stock market conditions appear favorable, and short-term and long-term foreign and domestic debt instruments during periods when stock market conditions are less favorable.

     - GLOBAL BOND SUBACCOUNT--seeks total return from current income and capital appreciation, by investing in a global portfolio of high quality fixed income securities.

     - INTERNATIONAL STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in equity securities of non-United States companies.

     - VALUE SUBACCOUNT--seeks growth of capital through short- and long-term capital appreciation. Investing in equity securities based on the "Value" philosophy.

     - S&P 500 SUBACCOUNT--seeks growth of capital by replicating the total return of the Standard & Poor's 500 Composite Stock Price Index.

     - BLUE CHIP STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in large and medium-sized blue chip companies.

Certain 1995 and 1996 amounts have been reclassified to conform to the 1997 presentation.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income from subaccounts is recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  INVESTMENTS
    Investments in shares of Fortis Series Fund, Inc. are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio.

The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and average cost of investments sold or redeemed were as follows:

YEAR ENDED DECEMBER 31, 1997:

                                              SHARES                       COST OF
                                      ----------------------   COST OF      SALES/
                                       PURCHASED     SOLD     PURCHASES  REDEMPTIONS
                                      -----------  ---------  ---------  ------------
Fortis Series Fund, Inc.:
  Growth Stock......................     523,134     299,772  $18,118,107  $7,009,282
  U.S. Government Securities........     276,469     218,751  2,938,191    2,167,703
  Money Market......................   1,034,680     963,476  11,426,582  10,701,404
  Asset Allocation..................     649,160     113,966  11,505,040   1,606,952

                                              SHARES                       COST OF
                                      ----------------------   COST OF      SALES/
                                       PURCHASED     SOLD     PURCHASES  REDEMPTIONS
                                      -----------  ---------  ---------  ------------
  Diversified Income................     189,118      88,862  $2,229,192  $  997,065
  Global Growth.....................     787,179     205,436  5,303,244    3,111,402
  Aggressive Growth.................   1,000,432     113,159  12,629,147   1,442,450
  Growth & Income...................     706,056      41,743  12,226,539     598,320
  High Yield........................     286,488     131,597  2,956,719    1,286,680
  Global Asset Allocation...........     203,227      36,183  2,657,945      425,586
  Global Bond.......................      76,577      57,378    826,532      625,473
  International Stock...............     564,562      90,535  7,538,787    1,090,609
  Value.............................     453,158      55,272  5,905,847      686,651
  S&P 500...........................   1,245,489     270,028  16,956,139   3,304,795
  Blue Chip Stock...................     617,149       9,949  8,318,659      117,053

YEAR ENDED DECEMBER 31, 1996:

                                              SHARES                       COST OF
                                      ----------------------   COST OF      SALES/
                                       PURCHASED     SOLD     PURCHASES  REDEMPTIONS
                                      -----------  ---------  ---------  ------------
Fortis Series Fund, Inc.:
  Growth Stock......................     906,356     281,510  $27,700,883  $5,553,779
  U.S. Government Securities........     211,013     218,096  2,242,332    2,336,960
  Money Market......................     874,778     661,265  9,583,239    7,076,939
  Asset Allocation..................     472,772     166,417  7,927,488    1,902,122
  Diversified Income................     192,647     136,953  2,262,109    1,572,211
  Global Growth.....................   1,077,280     143,512  19,397,695   1,546,811
  Aggressive Growth.................   1,069,037     143,413  14,888,970   1,584,984
  Growth & Income...................     502,212     103,219  7,042,074    1,124,559
  High Yield........................     172,702     180,194  1,755,667    1,798,866
  Global Asset Allocation...........     177,204     515,514  2,115,816    5,699,097
  Global Bond.......................     115,216     543,796  1,284,281    5,990,567
  International Stock...............     481,809     522,628  5,731,182    5,763,758
  Value.............................     110,704       4,219    875,403       45,299
  S & P 500.........................     312,562       9,660  1,825,193      108,833
  Blue Chip Stock...................     252,865       8,703  1,166,558       94,411
Norwest Select Fund:
  Small Company Stock Fund..........          --     103,433         --    1,248,440

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1997:

                                                       NUMBER OF    COST OF
                                                        SHARES      SHARES
                                                      -----------  ---------
Fortis Series Fund, Inc.:
  Value.............................................      30,129   $ 307,354
  S & P 500.........................................     145,146   1,463,960
  Blue Chip Stock...................................     143,994   1,443,643

4.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATIONAL EXPENSES

Fortis Benefits assumed all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Harmony Investment Life policies a 5% sales charge and a 2.2% state premium tax is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general accounts. For Wall Street Series VUL 100, VUL 220 and VUL 500 policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, to be reimbursed for premium taxes or similar charges it expects to pay. For Wall Street Series Survivor, Fortis Benefits reserves the right to impose a charge up to 3.0% of each premium payment, to be reimbursed for premium taxes or similar charges it expects to pay.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     - Monthly cost of insurance.

     - Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face amount of insurance expense charge of not more than $.08 per month for insureds age 29 or less and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first twelve policy months.

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:

     - For Wall Street Series VUL 100, VUL 220 and VUL 500 a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

     - For VUL 220 and VUL 500, a monthly sales, premium tax and policy advance charge of $4.00 per policy.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders and 0.90% of the net assets of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.

SURRENDER CHARGES

For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax, and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for all Wall Street policies is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on face amount increases.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges collected by Fortis Benefits were $4,221,397 and $3,159,110 in 1997 and 1996, respectively.

5.  FEDERAL INCOME TAXES
    The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

6.  RELATED PARTY TRANSACTIONS
    Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $14,415,172 and $11,076,174 in 1997 and 1996, respectively.

7.  YEAR 2000 ISSUE (UNAUDITED)
    The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits, Fortis Advisers and certain other third parties.

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by early 1999. The Year 2000 readiness of third parties whose system failures could have an impact on the Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.

APPENDIX B--



ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES, SURRENDER VALUES, AND ACCUMULATED PREMIUMS



As a result of slight increases in the assumed investment advisory fees from an annual rate of .62% to .67%, and in the assumed other expenses from an annual rate of .07% to .08%, Policy Values, Death Benefits, and Surrender Values would be slightly lower than those shown in Appendix B of the Prospectus. The revised
illustrations are as follows:         .

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE A
                 CURRENT COST OF INSURANCE AND EXPENSE CHARGES



                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $       945     100,000    614      418    100,000     643      447   100,000     672      476   100,000     701      505
  2           1,937     100,000  1,210    1,014    100,000   1,293    1,097   100,000   1,378    1,182   100,000   1,466    1,270
  3           2,979     100,000  1,788    1,593    100,000   1,950    1,754   100,000   2,122    1,926   100,000   2,302    2,107
  4           4,073     100,000  2,347    2,151    100,000   2,613    2,417   100,000   2,902    2,707   100,000   3,216    3,020
  5           5,222     100,000  2,886    2,690    100,000   3,281    3,086   100,000   3,723    3,527   100,000   4,214    4,018
  6           6,428     100,000  3,405    3,248    100,000   3,954    3,797   100,000   4,584    4,427   100,000   5,305    5,148
  7           7,694     100,000  3,901    3,784    100,000   4,629    4,512   100,000   5,487    5,370   100,000   6,497    6,379
  8           9,024     100,000  4,374    4,296    100,000   5,305    5,227   100,000   6,434    6,356   100,000   7,799    7,721
  9          10,420     100,000  4,823    4,784    100,000   5,981    5,942   100,000   7,426    7,387   100,000   9,223    9,184
  10         11,886     100,000  5,244    5,244    100,000   6,654    6,654   100,000   8,463    8,463   100,000  10,778   10,778
  11         13,425     100,000  5,637    5,637    100,000   7,323    7,323   100,000   9,547    9,547   100,000  12,478   12,478
  12         15,042     100,000  5,994    5,994    100,000   7,979    7,979   100,000  10,675   10,675   100,000  14,332   14,332
  13         16,739     100,000  6,316    6,316    100,000   8,623    8,623   100,000  11,849   11,849   100,000  16,358   16,358
  14         18,521     100,000  6,602    6,602    100,000   9,253    9,253   100,000  13,072   13,072   100,000  18,574   18,574
  15         20,392     100,000  6,850    6,850    100,000   9,867    9,867   100,000  14,346   14,346   100,000  21,001   21,001
  16         22,356     100,000  7,059    7,059    100,000  10,463   10,463   100,000  15,675   15,675   100,000  23,662   23,662
  17         24,419     100,000  7,226    7,226    100,000  11,038   11,038   100,000  17,059   17,059   100,000  26,582   26,582
  18         26,585     100,000  7,349    7,349    100,000  11,588   11,588   100,000  18,502   18,502   100,000  29,791   29,791
  19         28,859     100,000  7,425    7,425    100,000  12,112   12,112   100,000  20,005   20,005   100,000  33,322   33,322
  20         31,247     100,000  7,451    7,451    100,000  12,604   12,604   100,000  21,573   21,573   100,000  37,210   37,210
  21         33,775     100,000  7,422    7,422    100,000  13,059   13,059   100,000  23,205   23,205   100,000  41,498   41,498
  22         36,387     100,000  7,334    7,334    100,000  13,473   13,473   100,000  24,907   24,907   100,000  46,233   46,233
  23         39,152     100,000  7,184    7,184    100,000  13,840   13,840   100,000  26,680   26,680   100,000  51,469   51,469
  24         42,054     100,000  6,964    6,964    100,000  14,153   14,153   100,000  28,529   28,529   100,000  57,270   57,270
  25         45,102     100,000  6,670    6,670    100,000  14,406   14,406   100,000  30,456   30,456   100,000  63,706   63,706
  26         48,302     100,000  6,294    6,294    100,000  14,590   14,590   100,000  32,466   32,466   100,000  70,860   70,860
  27         51,662     100,000  5,829    5,829    100,000  14,697   14,697   100,000  34,564   34,564   100,901  78,829   78,829
  28         55,190     100,000  5,266    5,266    100,000  14,716   14,716   100,000  36,756   36,756   110,439  87,650   87,650
  29         58,895     100,000  4,595    4,595    100,000  14,636   14,636   100,000  39,047   39,047   120,731  97,363   97,363
  30         62,785     100,000  3,802    3,802    100,000  14,442   14,442   100,000  41,442   41,442   131,833 108,060  108,060


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies; see "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE B
                 CURRENT COST OF INSURANCE AND EXPENSE CHARGES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $       945     100,613    613      417    100,642     642      446   100,671     671      475   100,700     700      504
  2           1,937     101,207  1,207    1,011    101,290   1,290    1,094   101,375   1,375    1,179   101,462   1,462    1,266
  3           2,979     101,782  1,782    1,586    101,944   1,944    1,748   102,114   2,114    1,918   102,294   2,294    2,099
  4           4,073     102,337  2,337    2,141    102,602   2,602    2,406   102,889   2,889    2,694   103,201   3,201    3,006
  5           5,222     102,870  2,870    2,675    103,263   3,263    3,068   103,702   3,702    3,506   104,190   4,190    3,994
  6           6,428     103,382  3,382    3,226    103,927   3,927    3,771   104,552   4,552    4,396   105,267   5,267    5,111
  7           7,694     103,870  3,870    3,753    104,592   4,592    4,474   105,441   5,441    5,324   106,441   6,441    6,324
  8           9,024     104,334  4,334    4,255    105,254   5,254    5,176   106,370   6,370    6,292   107,720   7,720    7,641
  9          10,420     104,770  4,770    4,731    105,914   5,914    5,875   107,339   7,339    7,299   109,111   9,111    9,072
  10         11,886     105,177  5,177    5,177    106,566   6,566    6,566   108,346   8,346    8,346   110,624  10,624   10,624
  11         13,425     105,554  5,554    5,554    107,210   7,210    7,210   109,394   9,394    9,394   112,270  12,270   12,270
  12         15,042     105,892  5,892    5,892    107,836   7,836    7,836   110,475  10,475   10,475   114,055  14,055   14,055
  13         16,739     106,192  6,192    6,192    108,444   8,444    8,444   111,592  11,592   11,592   115,991  15,991   15,991
  14         18,521     106,452  6,452    6,452    109,032   9,032    9,032   112,745  12,745   12,745   118,093  18,093   18,093
  15         20,392     106,671  6,671    6,671    109,596   9,596    9,596   113,935  13,935   13,935   120,376  20,376   20,376
  16         22,356     106,847  6,847    6,847    110,134  10,134   10,134   115,160  15,160   15,160   122,857  22,857   22,857
  17         24,419     106,979  6,979    6,979    110,641  10,641   10,641   116,421  16,421   16,421   125,554  25,554   25,554
  18         26,585     107,061  7,061    7,061    111,115  11,115   11,115   117,715  17,715   17,715   128,484  28,484   28,484
  19         28,859     107,094  7,094    7,094    111,549  11,549   11,549   119,042  19,042   19,042   131,669  31,669   31,669
  20         31,247     107,072  7,072    7,072    111,940  11,940   11,940   120,400  20,400   20,400   135,133  35,133   35,133
  21         33,755     106,992  6,992    6,992    112,280  12,280   12,280   121,784  21,784   21,784   138,897  38,897   38,897
  22         36,387     106,849  6,849    6,849    112,564  12,564   12,564   123,192  23,192   23,192   142,989  42,989   42,989
  23         39,152     106,639  6,639    6,639    112,785  12,785   12,785   124,620  24,620   24,620   147,437  47,437   47,437
  24         42,054     106,358  6,358    6,358    112,934  12,934   12,934   126,062  26,062   26,062   152,273  52,273   52,273
  25         45,102     105,999  5,999    5,999    113,004  13,004   13,004   127,513  27,513   27,513   157,530  57,530   57,530
  26         48,302     105,556  5,556    5,556    112,984  12,984   12,984   128,965  28,965   28,965   163,245  63,245   63,245
  27         51,662     105,024  5,024    5,024    112,866  12,866   12,866   130,412  30,412   30,412   169,458  69,458   69,458
  28         55,190     104,395  4,395    4,395    112,637  12,637   12,637   131,843  31,843   31,843   176,212  76,212   76,212
  29         58,895     103,660  3,660    3,660    112,286  12,286   12,286   133,248  33,248   33,248   183,553  83,553   83,553
  30         62,785     102,808  2,808    2,808    111,795  11,795   11,795   134,611  34,611   34,611   191,531  91,531   91,531


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values indicate Policy lapse in the absence of sufficient additional premium payments.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE A
                GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
    1   $       945     100,000     80      115    100,000      97       99   100,000     114       82   100,000     131       65
    2         1,937     100,000    627      431    100,000     675      479   100,000     724      528   100,000     774      578
    3         2,979     100,000  1,155      959    100,000   1,256    1,060   100,000   1,362    1,166   100,000   1,474    1,278
    4         4,073     100,000  1,663    1,468    100,000   1,839    1,644   100,000   2,029    1,834   100,000   2,235    2,039
    5         5,222     100,000  2,152    1,956    100,000   2,425    2,230   100,000   2,728    2,532   100,000   3,063    2,867
    6         6,428     100,000  2,617    2,461    100,000   3,011    2,854   100,000   3,457    3,300   100,000   3,963    3,806
    7         7,694     100,000  3,060    2,942    100,000   3,594    3,477   100,000   4,217    4,100   100,000   4,942    4,825
    8         9,024     100,000  3,479    3,401    100,000   4,176    4,098   100,000   5,010    4,932   100,000   6,008    5,930
    9        10,420     100,000  3,873    3,834    100,000   4,753    4,714   100,000   5,837    5,798   100,000   7,168    7,129
   10        11,886     100,000  4,239    4,239    100,000   5,324    5,324   100,000   6,697    6,697   100,000   8,431    8,431
   11        13,425     100,000  4,577    4,577    100,000   5,886    5,886   100,000   7,590    7,590   100,000   9,806    9,806
   12        15,042     100,000  4,884    4,884    100,000   6,438    6,438   100,000   8,519    8,519   100,000  11,304   11,304
   13        16,739     100,000  5,160    5,160    100,000   6,978    6,978   100,000   9,484    9,484   100,000  12,939   12,939
   14        18,521     100,000  5,402    5,402    100,000   7,502    7,502   100,000  10,485   10,485   100,000  14,722   14,722
   15        20,392     100,000  5,608    5,608    100,000   8,009    8,009   100,000  11,523   11,523   100,000  16,669   16,669
   16        22,356     100,000  5,774    5,774    100,000   8,493    8,493   100,000  12,597   12,597   100,000  18,796   18,796
   17        24,419     100,000  5,894    5,894    100,000   8,947    8,947   100,000  13,703   13,703   100,000  21,118   21,118
   18        26,585     100,000  5,962    5,962    100,000   9,366    9,366   100,000  14,840   14,840   100,000  23,654   23,654
   19        28,859     100,000  5,972    5,972    100,000   9,742    9,742   100,000  16,005   16,005   100,000  26,425   26,425
   20        31,247     100,000  5,918    5,918    100,000  10,066   10,066   100,000  17,194   17,194   100,000  29,455   29,455
   21        33,755     100,000  5,791    5,791    100,000  10,330   10,330   100,000  18,404   18,404   100,000  32,772   32,772
   22        36,387     100,000  5,587    5,587    100,000  10,527   10,527   100,000  19,634   19,634   100,000  36,409   36,409
   23        39,152     100,000  5,300    5,300    100,000  10,650   10,650   100,000  20,881   20,881   100,000  40,408   40,408
   24        42,054     100,000  4,920    4,920    100,000  10,686   10,686   100,000  22,141   22,141   100,000  44,809   44,809
   25        45,102     100,000  4,436    4,436    100,000  10,623   10,623   100,000  23,409   23,409   100,000  49,664   49,664
   26        48,302     100,000  3,835    3,835    100,000  10,443   10,443   100,000  24,677   24,677   100,000  55,032   55,032
   27        51,662     100,000  3,100    3,100    100,000  10,130   10,130   100,000  25,937   25,937   100,000  60,982   60,982
   28        55,190     100,000  2,211    2,211    100,000   9,657    9,657   100,000  27,178   27,178   100,000  67,593   67,593
   29        58,895     100,000  1,142    1,142    100,000   8,996    8,996   100,000  28,385   28,385   100,000  74,964   74,964
   30        62,785     100,000      0        0    100,000   8,117    8,117   100,000  29,544   29,544   101,519  83,212   83,212


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero value in Death Benefit column indicates Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies; see "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE B
                GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
    1   $       945     100,079     79      116    100,096     96      100    100,113     113       83   100,130     130       66
    2         1,937     100,625    625      429    100,672    672      476    100,721     721      525   100,772     772      576
    3         2,979     101,150  1,150      955    101,250  1,250    1,055    101,356   1,356    1,160   101,467   1,467    1,272
    4         4,073     101,655  1,655    1,459    101,830  1,830    1,634    102,019   2,019    1,823   102,223   2,223    2,027
    5         5,222     102,138  2,138    1,943    102,410  2,410    2,214    102,711   2,711    2,515   103,043   3,043    2,847
    6         6,428     102,598  2,598    2,441    102,987  2,987    2,831    103,430   3,430    3,273   103,931   3,931    3,775
    7         7,694     103,032  3,032    2,915    103,561  3,561    3,443    104,177   4,177    4,060   104,894   4,894    4,776
    8         9,024     103,442  3,442    3,363    104,130  4,130    4,051    104,953   4,953    4,875   105,938   5,938    5,859
    9        10,420     103,824  3,824    3,785    104,692  4,692    4,652    105,758   5,758    5,719   107,069   7,069    7,030
   10        11,886     104,177  4,177    4,177    105,243  5,243    5,243    106,591   6,591    6,591   108,294   8,294    8,294
   11        13,425     104,499  4,499    4,499    105,782  5,782    5,782    107,451   7,451    7,451   109,620   9,620    9,620
   12        15,042     104,789  4,789    4,789    106,307  6,307    6,307    108,338   8,338    8,338   111,055  11,055   11,055
   13        16,739     105,044  5,044    5,044    106,814  6,814    6,814    109,252   9,252    9,252   112,611  12,611   12,611
   14        18,521     105,264  5,264    5,264    107,301  7,301    7,301    110,191  10,191   10,191   114,294  14,294   14,294
   15        20,392     105,444  5,444    5,444    107,763  7,763    7,763    111,155  11,155   11,155   116,117  16,117   16,117
   16        22,356     105,581  5,581    5,581    108,196  8,196    8,196    112,138  12,138   12,138   118,088  18,088   18,088
   17        24,419     105,669  5,669    5,669    108,591  8,591    8,591    113,137  13,137   13,137   120,216  20,216   20,216
   18        26,585     105,702  5,702    5,702    108,942  8,942    8,942    114,144  14,144   14,144   122,510  22,510   22,510
   19        28,859     105,673  5,673    5,673    109,238  9,238    9,238    115,153  15,153   15,153   124,981  24,981   24,981
   20        31,247     105,576  5,576    5,576    109,472  9,472    9,472    116,156  16,156   16,156   127,637  27,637   27,637
   21        33,755     105,403  5,403    5,403    109,633  9,633    9,633    117,143  17,143   17,143   130,490  30,490   30,490
   22        36,387     105,150  5,150    5,150    109,712  9,712    9,712    118,108  18,108   18,108   133,555  33,555   33,555
   23        39,152     104,811  4,811    4,811    109,704  9,704    9,704    119,044  19,044   19,044   136,847  36,847   36,847
   24        42,054     104,378  4,378    4,378    109,593  9,593    9,593    119,936  19,936   19,936   140,379  40,379   40,379
   25        45,102     103,841  3,841    3,841    109,366  9,366    9,366    120,771  20,771   20,771   144,164  44,164   44,164
   26        48,302     103,187  3,187    3,187    109,006  9,006    9,006    121,530  21,530   21,530   148,215  48,215   48,125
   27        51,662     102,405  2,405    2,405    108,496  8,496    8,496    122,195  22,195   22,195   152,544  52,544   52,544
   28        55,190     101,475  1,475    1,475    107,811  7,811    7,811    122,737  22,737   22,737   157,159  57,159   57,159
   29        58,895     100,378    378      378    106,923  6,923    6,923    123,125  23,125   23,125   162,066  62,066   62,066
   30        62,785     100,000      0        0    105,807  5,807    5,807    123,328  23,328   23,328   167,275  67,275   67,275


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values indicate Policy lapse in the absence of sufficient additional premium payments.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         MEMBER FORTIS FINANCIAL GROUP

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (HARMONY)

                     (Minimum Initial Face Amount $25,000)
                                   Issued by

                       FORTIS BENEFITS INSURANCE COMPANY

                                                                PROSPECTUS DATED
                                                                     May 1, 1995

MAILING ADDRESS:  STREET ADDRESS:                  TELEPHONE:
P.O. BOX 64582    500 BIELENBERG              1-800-800-2638,
ST. PAUL, MN      DRIVE                        EXTENSION 3028
55164             WOODBURY, MN 55125

The flexible premium variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company and are designed to provide (1) lifetime insurance coverage on the insureds named in the Policies and (2) flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs with a single insurance policy.

With respect to the Policy Value available for investment under a Policy, the Policy owner may elect to receive a rate of return based on one or more of the following separate investment portfolios of Fortis Series Fund, Inc.: The Aggressive Growth Series, the International Stock Series, the Global Growth Series, the Growth Stock Series, the Growth and Income Series, the Global Asset Allocation Series, the High Yield Series, the Global Bond Series, the Asset Allocation Series, the Diversified Income Series, the U.S. Government Securities Series, or the Money Market Series. There is no guaranteed minimum Policy Value with respect to these Portfolios, and the Policy owner bears the entire investment risk that this value (or the Surrender Value) may decline to zero. Alternatively, a Policy owner may, with respect to all or part of the Policy Value, elect to receive fixed rates of return.

The Policy may be fully surrendered at any time for its Surrender Value, and, after the first Policy year, the Policy owner may generally make a partial withdrawal of Surrender Value once a year. The Policy owner also may take out Policy loans and has considerable flexibility to vary the frequency and amount of premium payments. Payment of Planned Periodic Premiums will not necessarily keep a Policy from lapsing if the Surrender Value is exhausted. However, the Policy will not lapse in the first two years if certain minimum premium payments are made. $300 is generally the smallest possible initial annual premium.

This Prospectus contains detailed information about these and other Policy features, including certain restrictions and limitations which apply. This Prospectus also discusses the way in which the return earned by the Policy Value can affect a Policy's death benefit and Surrender Value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to, an existing flexible premium variable or other life insurance policy.

THESE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
        CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS PRECEDED
              OR ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FORTIS
                  SERIES FUND, INC., WHICH CONTAINS ADDITIONAL
                           INFORMATION ABOUT THAT ENTITY.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                     [LOGO]

TABLE OF CONTENTS

                                                                                      PAGE
INDEX OF DEFINED WORDS AND PHRASES...............................................           4
SUMMARY..........................................................................           5
    - Fortis Benefits/Fortis Financial Group Member..............................           5
    - Payment of Premiums........................................................           5
    - Allocation of Net Premiums Among Various Alternatives......................           6
    - Policy Value...............................................................           7
    - Surrenders and Exchanges...................................................           7
    - Other Charges..............................................................           8
    - Death Benefit..............................................................           8
    - Optional Insurance Benefits................................................           9
    - Benefit at Maturity........................................................           9
    - Policy Loans...............................................................           9
    - Settlement Options.........................................................           9
    - Taxes......................................................................           9
    - Right to Return a Policy...................................................           9
    - How to Exercise Your Rights Under a Policy.................................          10
THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.................................          10
    - The Separate Account.......................................................          10
    - Fortis Series Fund, Inc....................................................          11
POLICY BENEFITS..................................................................          11
    - Death Benefit..............................................................          11
    - Death Benefit Options......................................................          12
    - Accelerated Benefit Rider..................................................          12
    - Changes in Face Amount.....................................................          14
    - Change in Death Benefit Option.............................................          15
    - Policy Value...............................................................          16
    - Calculation of Separate Account Policy Value...............................          16
    - Separate Account Net Investment Return.....................................          17
PAYMENT AND ALLOCATION OF PREMIUMS...............................................          17
    - Issuance of a Policy.......................................................          17
    - Premiums...................................................................          18
    - Allocation of Premiums and Policy Value....................................          20
    - Policy Lapse and Reinstatement.............................................          21
CHARGES AND DEDUCTIONS...........................................................          22
    - Premium Expense Charge.....................................................          22
    - Monthly Deduction From Policy Value........................................          23
    - Contingent Deferred Sales Charge...........................................          25
    - Miscellaneous..............................................................          26
    - Charges Against the Separate Account.......................................          26
    - Guarantee of Certain Charges...............................................          26
LOAN PRIVILEGES..................................................................          27
    - Effect of a Policy Loan....................................................          27
    - Repayment of a Loan........................................................          28
SURRENDER AND PARTIAL WITHDRAWAL.................................................          28
RIGHTS RESERVED BY FORTIS BENEFITS INSURANCE COMPANY.............................          29
    - Payment and Deferment......................................................          29

                                                                                      PAGE
DISTRIBUTION OF THE POLICIES.....................................................          30
FEDERAL TAX MATTERS..............................................................          31
    - Tax Status of the Policy...................................................          31
    - Taxation of Policy Benefits................................................          32
    - Taxation of Fortis Benefits................................................          34
OTHER POLICY PROVISIONS..........................................................          34
MANAGEMENT.......................................................................          37
VOTING PRIVILEGES................................................................          38
REPORTS..........................................................................          38
STATE REGULATION.................................................................          39
LEGAL MATTERS....................................................................          39
EXPERTS..........................................................................          39
FINANCIAL STATEMENTS.............................................................          39
APPENDIX A
    - Optional Income Plans......................................................         A-1
    - Optional Insurance Benefits................................................         A-2
APPENDIX B
    - Illustrations of Death Benefits, Policy Values, Surrender Values and
      Accumulated Premiums.......................................................         B-1
APPENDIX C
    - The General Account........................................................         C-1
    - General Description........................................................         C-1
    - General Account Policy Value...............................................         C-1
    - Transfers, Surrenders and Policy Loans.....................................         C-2
TELEPHONE TRANSFER AUTHORIZATION FORM

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

The purpose of the Policies is to provide insurance protection for the beneficiary named therein. No claim is made that the Policies are in any way similar or comparable to a systematic investment plan of a mutual fund.

INDEX OF DEFINED WORDS AND PHRASES

Below are listed certain words and phrases used in this Prospectus, together with the page or pages of this Prospectus on which each is defined or explained.

                                                                                      PAGES

Age...............................................................................         35
Alternative Death Benefit.........................................................         12
Contingent Deferred Sales Charge..................................................         25
Date of Receipt...................................................................         34
Death Benefit Type A (Type "A")...................................................         12
Death Benefit Type B (Type "B")...................................................         12
Face Amount.......................................................................         17
Fortis Series.....................................................................         11
Fortis Group Funds................................................................         35
Fortis Benefits...................................................................          5
General Account...................................................................        C-1
Grace Period......................................................................         21
Guideline Annual Premium..........................................................         25
Home Office.......................................................................         10
Monthly Deduction.................................................................         23
Monthly Anniversary...............................................................         18
Net Amount at Risk................................................................         23
Net Premium.......................................................................          6
NYSE..............................................................................         17
Planned Periodic Premium..........................................................         18
Policy Anniversary................................................................         17
Policy Date.......................................................................         17
Policy Value......................................................................         16
Portfolio.........................................................................         11
Premium Expense Charge............................................................         22
Pro Rata Basis....................................................................         23
Required Premium..................................................................         19
Separate Account..................................................................         10
Subaccount........................................................................         11
Surrender Value...................................................................          7
Valuation Date....................................................................         16
Valuation Period..................................................................         17
1940 Act..........................................................................         10

SUMMARY

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company, the issuer of the Policies, was founded in 1910. At the end of 1994, Fortis Benefits had approximately $61 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV N.V. and 50% by Fortis Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Time Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.

Fortis AMEV N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV N.V. and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. Fortis had over $108 billion in assets as of year-end 1994.

All of the guarantees and commitments under the Policies are general obligations of Fortis Benefits, regardless of whether the Policy Value has been allocated to the Separate Account or to the General Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Policies.

PAYMENT OF PREMIUMS

At the time of Policy issuance, the Policy owner must either (1) pay in advance at least the sum of twelve monthly Required Premiums specified in the Policy or
(2) pay at least the initial amount under a Planned Periodic Premium payment schedule established by the Policy owner which, if followed, will result in the payment of at least the sum of such Required Premiums in the first Policy year. If the Planned Periodic Premium is paid monthly, the initial premium must at least equal two months' Planned Periodic Premiums. The smallest possible monthly Minimum Premium is generally $25. Thereafter, subject to the limitations described under "Payment and Allocation of Premiums--Premiums," premium payments may be made at any time and in any amount. All Policies will specify a Planned Periodic Premium, but payment of this is optional, except to the extent described above with respect to the initial premium payment.

A Policy is guaranteed not to lapse in the first two Policy years if, as of each Monthly Anniversary during that period, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals (2) the cumulative monthly Required Premiums, assuming regular monthly payment thereof commencing on the Policy Date and continuing through the current Monthly Anniversary. If these requirements are not met on any Monthly Anniversary, the guarantee terminates and may not be reinstated. The initial monthly Required Premiums are specified in each Policy, and additional minimum premium payments will be necessary to keep this guarantee in effect if the Face Amount of the Policy or rider benefits are increased during the first two Policy years. See "Payment and Allocation of Premiums-- Premiums."

If the minimum premium requirement described above is not met in the first two Policy years, and in any event thereafter, a Policy will lapse if the Surrender Value becomes insufficient to pay the continuing charges and deductions. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement." Premium payments in excess of the Planned Periodic Premium payments may therefore be necessary to keep a Policy in force.

A Premium Expense Charge will be deducted from each premium payment to help cover premium taxes and sales expenses. See "Charges and Deductions--Premium Expense Charge." The remainder is the "Net Premium." The Premium Expense Charge, as a percentage of each premium payment, is currently 2.2% for premium taxes plus 5% for sales expenses.

ALLOCATION OF NET PREMIUMS AMONG VARIOUS ALTERNATIVES

The owner of a Policy may allocate Net premiums paid under a Policy to one or more of the Subaccounts of Variable Account C, a separate investment account of Fortis Benefits (see "The Separate Account and Fortis Series Funds, Inc.") and/or to Fortis Benefits' General Account. The assets in each of the current Subaccounts are invested in a separate class (or series) of stock of Fortis Series Fund, Inc. ("Fortis Series"), a "series" type of mutual fund. Each class of stock represents a separate investment Portfolio within Fortis Series. The investment Portfolios of Fortis Series which are currently available are the Aggressive Growth Series, the International Stock Series, the Global Growth Series, the Growth Stock Series, the Growth and Income Series, the Global Asset Allocation Series, the High Yield Series, the Global Bond Series, the Asset Allocation Series, the Diversified Income Series, the U.S. Government Securities Series, and the Money Market Series. Premiums allocated to the General Account are held as part of Fortis Benefits' general investment assets. See Appendix C--"The General Account."

Each Portfolio has a different investment objective and is managed by Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. currently receives a fee from the Funds as follows: for Aggressive Growth Series, .7% of the first $100 million of average daily net assets and .6% thereafter; for International Stock Series, .85% of the first $100 million of such assets, and .8% thereafter; for Global Growth Series, .7% of the first $500 million of average daily net assets, and .6% thereafter; for Growth Stock Series and Growth and Income Series, .7% of the first $100 million of average daily net assets, and .6% thereafter; for Global Asset Allocation Series, .9% of the first $100 million of such assets, and .85% thereafter; for Asset Allocation Series and High Yield Series, for Global Bond Series, .75% of the first $100 million of such assets, and .65% thereafter; .5% of the first $250 million of average daily net assets, and .45% thereafter; for Diversified Income Series and U.S. Government Securities Series, .5% of the first $50 million of average daily net assets, and .45% thereafter; for Money Market Series, .3% of the first $500 million of average daily net assets, and .25% thereafter; and The Portfolios also bear most of their other expenses.

The International Stock Series, the Global Asset Allocation Series and the Global Bond Series has each retained a sub-adviser to provide investment research, advice and supervision subject to the general control of Fortis Advisers, Inc. Lazard Freres Asset Management is the sub-adviser of the International Stock Series; Morgan Stanley Asset Management Limited is the sub-adviser of the Global Asset Allocation Series; and Warburg Investment Management International Ltd. is the sub-adviser of the Global Bond Series.

From its advisory fee, Fortis Advisers, Inc. pays the sub-advisers a fee at an annual rate as follows: For International Stock Series, .45% of the first $100 million of such Series' average daily net assets, and .375% thereafter; for Global Asset Allocation Series, .5% of the first $100 million of such assets, and .4% thereafter; and for the Global Bond Series, .35% of the first $100 million of such assets, and .225% thereafter.

For a full description of the Portfolios, see the prospectus for Fortis Series which accompanies this Prospectus and the Statement of Additional Information referred to therein.

A Policy owner may change allocations of future Net premiums at any time without charge by submitting a written request in form acceptable to Fortis Benefits, subject to certain limitations. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value." Because investment performance of a Subaccount (unlike that of the General Account) is not guaranteed by Fortis Benefits, allocation of Net premiums to a Subaccount increases the amount of the investment risk to the Policy owner, and allocation to the General Account decreases such risk. However, the potential benefit of the General Account is limited to the guaranteed return, plus any discretionary return declared by Fortis Benefits from time to time.

TRANSFERS OF POLICY VALUE. A Policy owner may transfer amounts among the Subaccounts at any time. Transfers may also be made at any time from a Subaccount to the General Account. The Policy owner, under Fortis Benefits' current rules, may transfer up to 50% of any unloaned Policy Value in the General Account to one or more Subaccounts. This transfer may be made only once during the Policy year and Policy Value may not be transferred out of the General Account at any other time.

For additional conditions and limitations on transfers, see "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix C--"Transfers, Surrenders and Policy Loans."

POLICY VALUE

The "Policy Value" is the amount "at work" for the Policy owner earning a return in the Separate Account and/or in the General Account at any time. It is the cumulative amount of premiums paid to date, less any withdrawals and less all deductions and charges imposed to date under the Policy, plus the cumulative net amount of positive or negative investment return earned to date on amounts allocated to the Separate Account under the Policy, plus the cumulative net amount of interest earned to date on amounts held in the General Account under the Policy.

SURRENDERS AND EXCHANGES

A Policy may be surrendered at any time for all of its Surrender Value, and, subject to certain conditions, part of the Surrender Value may be withdrawn up to once a year after the first Policy year. See "Surrender and Partial Withdrawal." The Surrender Value is the Policy Value, less the amount of the Contingent Deferred Sales Charge, less the amount of any Policy loan, plus any loan interest paid for future periods (see "Loan Privileges"). If Death Benefit Type A is in effect, a partial withdrawal will reduce the Policy's Face Amount on a dollar-for-dollar basis.

CONTINGENT DEFERRED SALES CHARGE. Assuming no Face Amount increases have been made, the maximum Contingent Deferred Sales Charge is 25% of the lesser of (1) the sum of twelve monthly Required Premiums specified in the Policy schedule as being subject to such charge or (2) the actual amount of premiums paid through the end of the first two Policy years. The Contingent Deferred Sales Charge decreases for surrenders after the fifth Policy year and continues to decrease for each year thereafter until it reaches zero after the ninth Policy year. Western Life imposes a comparable amount of additional Contingent Deferred Sales Charge with respect to certain total surrenders following increases in Face Amount. See "Charges and Deductions--Contingent Deferred Sales Charge," for a further description of these charges.

EXCHANGE FOR FIXED BENEFIT POLICY. At any time before the second Policy Anniversary, a Policy may be exchanged for a new policy of fixed benefit insurance on the insured's life. Such exchanges will be implemented by transferring all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix C--"The General Account."

OTHER CHARGES

In addition to the Premium Expense Charge, Fortis Series expenses, and Contingent Deferred Sales Charge referred to above, the following charges are imposed under the Policies:

MONTHLY DEDUCTION. The Policy Value will be reduced by a Monthly Deduction equal to the sum of (1) a monthly cost of insurance charge, (2) the monthly cost of any optional insurance benefits added by rider, and (3) an administrative charge of $5.00 per month in each Policy year. See "Charges and Deductions--Monthly Deduction From Policy Value." Fortis Benefits expects to derive no profit from the charges set forth in (3) above. For policies applied for prior to July 1, 1988, see "Charges and Deductions--Monthly Deductions From Policy Value."

CHARGES AGAINST THE SEPARATE ACCOUNT. A daily charge at an annual rate of .75% of the average daily net assets that are attributable to Policies in each Subaccount of the Separate Account is imposed to compensate Fortis Benefits for its assumption of certain mortality and expense risks. See "Charges and Deductions--Charges Against the Separate Account."

Subject to certain limitations, the charge for cost of insurance, the premium tax charge, the charge for certain optional insurance riders, and the amount of Required Premiums may be increased in the future. As to charges that may be imposed or increased in the future, see generally "Charges and Deductions."

DEATH BENEFIT

The Policy provides for the payment of a benefit upon the death of the insured pursuant to one of two options, as selected in advance by the Policy owner. Under Death Benefit Type A, the death benefit is the Face Amount of the Policy. Under Death Benefit Type B, the death benefit is the Face Amount of the Policy plus the Policy Value on the date of death. If greater than the death benefit otherwise payable under Type A or Type B, an Alternative Death Benefit equal to a multiple (determined by Age at death) of the Policy Value will be paid. See "Policy Benefits-- Death Benefit." The death benefit payable will in any case be reduced by any outstanding Policy loan and any due and unpaid charges accrued during the Grace Period.

Subject to certain limitations and conditions, the Policy owner may increase or decrease the Face Amount of the Policy, change the death benefit from Type A to Type B or from Type B to Type A. See "Changes in Face Amount" and "Change in Death Benefit Option" under "Policy Benefits." Any increase in the Face Amount or change in death benefit from Type A to Type B requires additional evidence of insurability satisfactory to Fortis Benefits. An increase in Face Amount will result in additional sales and cost of insurance charges. See "Contingent Deferred Sales Charge" and "Monthly Deduction From Policy Value" under "Charges and Deductions." An increase in the initial Face Amount within the first two Policy years will also increase the monthly Required Premiums that must be paid to guarantee that the Policy will not lapse during that period. See "Payment and Allocation of Premiums-- Premiums."

OPTIONAL INSURANCE BENEFITS

A Policy owner has the flexibility to add optional insurance benefits by rider, to the extent available in the Policy owner's state. These optional benefits are described in Appendix A--"Optional Insurance Benefits."

BENEFIT AT MATURITY

Unless the Policy owner exercises an option to extend the Maturity date of the Policy the Policy matures if the insured reaches Age 95. See "Other Policy Provisions--Option to Extend the Maturity Date." When the Policy matures the Policy Value, less the amount of any outstanding Policy loan, will be paid to the Policy owner, upon return of the Policy.

POLICY LOANS

A Policy owner may borrow up to 90% of the difference between the Policy Value and the amount of any then-applicable Contingent Deferred Sales Charge. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Contingent Deferred Sales Charge. The interest rate credited on loaned amounts is 5%, and the interest rate charged on loans is 7.4% per year, payable in advance, except to the extent that certain Policy owners may qualify for a higher credited rate for Policy loans. See "Loan Privileges."

SETTLEMENT OPTIONS

Any amount payable on death of the insured or other termination of a Policy may be received in cash or pursuant to one of several "settlement" options, at the election of the Policy owner or beneficiary. See Appendix A--"Optional Income Plans."

TAXES

For federal income tax purposes, under current law, Fortis Benefits believes that gains in Policy Value resulting from positive net investment returns will not be taxed to Policy owners until such gains are distributed to them.

Policy loan interest generally is not deductible for federal income tax purposes. In addition, certain Policy loans, Policy pledges, or Policy assignments may constitute taxable distributions.

Also, certain changes under a Policy (such as changes in Face Amount, death benefit option, and perhaps other changes) or payment of premiums in excess of certain amounts may have significant tax consequences. Accordingly, Policy owners are strongly encouraged to consult competent tax advisers in this regard.

For a brief discussion of these and certain other tax implications of owning a Policy, see "Federal Tax Matters."

RIGHT TO RETURN A POLICY

The Policy owner may return the Policy by delivery or by mailing postmarked within 10 days after receipt (except where state law requires a longer period), within 45 days after he or she signs Part I of the application for insurance, or within 10 days after receipt of a Notice of Withdrawal Right, whichever is the latest, and receive a refund within 7 days. Nevertheless, under Fortis Benefits' current administrative practice, the Notice of Withdrawal Right will continue to be accepted if its Date of Receipt is not more than 20 days after Fortis Benefits releases the Policy to an active status in its processing system, pursuant to its administrative and underwriting procedures. The amount refunded will be the amount of the premiums paid. See "Policy Benefits--Changes in Face Amount" for a description of similar rights to cancel any increases in Face Amount.

HOW TO EXERCISE YOUR RIGHTS UNDER A POLICY

To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a loan, surrender, or partial withdrawal, the owner must utilize forms prepared by Fortis Benefits for each purpose; and it is recommended that Fortis Benefits' forms also be used for making any other change or request. The forms are available from your sales representative or from Fortis Benefits at its Home Office: P.O. Box 64582, St. Paul, MN 55164, 1-800-800-2638, extension 3028. Should a request be received for a loan, surrender or partial withdrawal that is not on Fortis Benefits' form, the proper form will be sent to the Policy owner, and, in the case of a total surrender, the owner will usually be contacted, as well. The completed forms, as well as any premium payments, loan and interest payments, and all other communications should also be submitted to Fortis Benefits' Home Office.

If a Policy owner has submitted a telephone authorization form which has been received by Fortis Benefits, transfers of Policy Value may be made by telephone. The number to call for this purpose is 1-800-800-2638, extension 3028. A Telephone Authorization Form is attached at the end of this Prospectus. Fortis Benefits will not be responsible for, and the Policy owner will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. Fortis Benefits will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, Fortis Benefits may be liable for any losses due to unauthorized or fraudulent instructions. Fortis Benefit's procedures are to verify address and social security number, tape record the telephone call and provide written confirmation of the transaction. Fortis Benefits reserves the right to modify, condition or terminate this telephone privilege at any time without prior notice.

Fortis Benefits reserves the right to require return of the Policy with any request which makes a change in the Policy. After effecting the requested change, Fortis Benefits will deliver a revised Policy to the Policy owner. Currently, however, Fortis Benefits requires the Policy to be returned only on maturity, total surrender or death of the insured.

Unless the context indicates otherwise, the foregoing Summary and the discussion in the rest of this Prospectus assume that Surrender Values are sufficient to pay all charges deducted on Monthly Anniversaries and that no Policy loans have been made.

THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.

THE SEPARATE ACCOUNT

The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account C by Fortis Benefits pursuant to the insurance laws of Minnesota as of March 13, 1986. The Separate Account is used to fund the Policies, as well as certain other variable life insurance policies issued by Fortis Benefits. The assets allocated to the Separate Account are the property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Each Policy provides that assets in the Separate Account representing reserves for variable life insurance policies shall not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits contributed funds to establish various Subaccounts of the Separate Account and Fortis Benefits or its affiliated companies may accumulate in the Separate Account proceeds from charges under the Policies and other amounts in excess of the Separate Account assets representing Policy reserves. Fortis Benefits may from time to time transfer to its general investment assets any Separate Account assets in excess of amounts attributable to Policy reserves.

The assets in each Subaccount are invested in a distinct class (or series) of stock issued by Fortis Series, each representing a separate investment Portfolio within Fortis Series. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Policy owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations. Fortis Series is also an investment medium for Variable Account D of Fortis Benefits, through which variable annuity contracts are issued. Although Fortis Benefits does not foresee any material conflicts between the interests of Policy owners and variable annuity contract owners, Fortis Series' Board of Directors will monitor to identify any material irreconcilable conflicts that may develop and to determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series, each of which corresponds to one of the Subaccounts of the Separate Account. Any dividend or capital gain distributions received from a Portfolio that are attributable to Policies will be reinvested in shares of that Portfolio at net asset value as of the date paid. Such distributions will have the effect of reducing the net asset value of each share of the Portfolio and increasing the number of Portfolio shares outstanding. However, the total Policy Value in the corresponding Subaccount will not change as a result of any such distribution.

Fortis Series' Portfolios are the Aggressive Growth, International Stock Series, Global Growth, Growth Stock, Growth and Income, Global Asset Allocation, Asset Allocation, High Yield, Global Bond, Diversified Income, U.S. Government Securities, and Money Market Series. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the prospectus for Fortis Series accompanying this Prospectus and in the Statement of Additional Information referred to therein. The complete risk disclosure in the Prospectus for the High Yield Series, Global Asset Allocation Series, the Asset Allocation Series, and the Diversified Income Series should be read before selection of them for Policy investment.

POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, Fortis Benefits will, upon due proof of the insured's death and return of the Policy, pay the insurance proceeds of the Policy to the named beneficiary. Fortis Benefits will pay interest from the date of death to the date of commencement of any optional income plan or to the date of distribution at a minimum of 3 1/2% per annum. See Appendix A--"Optional Income Plans."

The insurance proceeds are: (1) the death benefit provided under Type A or Type B, whichever is in effect on the date of death, plus (2) any additional insurance on the insured's life that is provided by rider, minus (3) any outstanding Policy loan and any due and unpaid charges accruing during a Grace Period, plus (4) any loan interest paid by the Policy owner for periods beyond the date of death.

DEATH BENEFIT OPTIONS

The Policy owner selects one of the two below-described death benefit options in the application and can thereafter change the option by written request. See "Change in Death Benefit Option," below.

TYPE A. The death benefit is equal to the Face Amount of insurance.

TYPE B. The death benefit is equal to the Face Amount of insurance plus the Policy Value at the date of death.

ALTERNATIVE DEATH BENEFIT. Under either Type A or Type B, there is an Alternative Death Benefit which applies if it provides a death benefit greater than the death benefit option chosen. The Alternative Death Benefit is a multiple of the Policy Value at the date of death as set forth in the table below.

   AGE OF
   INSURED       MULTIPLE OF
  AT DEATH      POLICY VALUE
-------------  ---------------
 40 or less             2.50
     45                 2.15
     50                 1.85
     55                 1.50
     60                 1.30
     65                 1.20
     70                 1.15
     75                 1.05
     80                 1.05
     85                 1.05
     90                 1.05
     95                 1.00

For Ages not listed, the progression between the listed Ages is constant.

Both Type A and Type B provide insurance protection, as well as possible build-up of Policy Value. Under Type A, the insurance coverage remains level unless the Alternative Death Benefit applies. Under Type B, the insurance coverage varies as the Policy Value changes.

For any Face Amount, the death benefit under Type B will be greater than or equal to that under Type A, since the Policy Value is added to the Face Amount and included in the death benefit under Type B but not under Type A. However, the cost of insurance included in the Monthly Deduction (see "Charges and Deductions--Monthly Deduction From Policy Value") will be greater, and thus the accumulation of Policy Value will be lower, under Type B than under Type A, assuming the same Face Amount and otherwise identical Policies.

ACCELERATED BENEFIT RIDER

The Accelerated Benefit Rider will be issued as a part of all policies issued in a state that has approved such rider. The Accelerated Benefit Rider allows a Policy owner to receive benefits from the Policy that would be otherwise payable upon the death of the insured. The benefit may vary state-by-state and a Fortis Benefits representative should be consulted as to whether, and to what extent, the rider is available in any particular state.

The Accelerated Benefit Rider allows the Policy owner to elect an accelerated payment of all or part of the death benefit under the Policy and any term insurance rider that is less than two years prior to expiry or maturity. The accelerated payment will be discounted for twelve months' interest and will be reduced by any outstanding loan, if not otherwise paid, multiplied by the percentage of the eligible amount which is accelerated. The interest rate discount will be equal to the lesser of (1) the applicable federal interest rate determined under Section 846(c)(2) of the Internal Revenue Code; (2) the current maximum statutory adjustable policy loan interest rate or (3) 10%. Fortis Benefits can furnish details about the amount of the benefit under the Accelerated Benefit Rider available to an eligible Policy owner under a particular Policy. The benefits paid under the Accelerated Benefit Rider are available when Fortis Benefits has received written notice and satisfactory proof (a certificate by a doctor) that the insured has a life expectancy of twelve months or less due to an irreversible medical condition. The benefit will be paid in a lump sum unless otherwise agreed to by Fortis Benefits.

The payment of a benefit must be approved in writing by any irrevocable beneficiary and any collateral assignee. No benefit is available if the insured's irreversible medical condition results from self-inflicted injury and such injury occurs within the first two policy years (one year in Colorado and North Dakota). If such injury occurs beyond such period, the amount that may be requested may not include any part of the death benefit that was first effective within a two year period (one year in Colorado and North Dakota) prior to such injury.

All or part of the eligible amount may be accelerated under the Accelerated Benefit Rider. If the death benefit is only partially accelerated, a Face Amount at least equal to the minimum Face Amount required for the Policy or rider must remain under the Policy or rider. The benefit payable must be at least $2,500.00, or if smaller the entire eligible amount. If the entire eligible amount is accelerated, the Policy or rider will terminate. If the entire eligible amount is paid on the person who is insured under the base Policy, any rider on the Policy that provides insurance on the life of any other person will be administered according to the provisions in the rider concerning the death of the person insured under the base Policy.

The maximum amount of any benefit payable under a Policy and all of the policies issued by Fortis Benefits under any other Accelerated Benefit Rider on such policies is $500,000. If only a portion of the eligible amount is paid, the Policy and/or rider will remain in force. The amount of insurance, and the loan amount and Surrender Value if the benefit is paid on the death benefit provided by the base Policy, of the Policy or rider will be reduced as of the date of approval of the benefit request by the percentage of the eligible amount which is accelerated. The monthly Minimum Premiums and cost of insurance will be adjusted as if (1) a loan repayment were made equal to the reduction in the loan amount, (2) a withdrawal were made equal to the reduction in Surrender Value (3) and a face amount decrease were made equal to the difference between the accelerated eligible amount and the face amount decrease caused by the withdrawal.

There is no charge for this rider provision as a part of your policy. However, an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The current fee is $50.

Fortis Benefits agrees that unless otherwise required by law, no benefit will be paid if the Policy owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Receipt of payment of a benefit under the Accelerated Benefit Rider may affect eligibility for government sponsored benefit programs, such as Medicaid and Supplemental Security Income. The rider can be terminated by request.

The Accelerated Benefit Rider is not a long term care rider or nursing home insurance rider. The amount this rider pays may not be enough to cover medical, nursing home or other bills. The benefit can be used for any purpose.

Having the Accelerated Benefit Rider as a part of the Policy has no adverse tax consequences. However, electing to use it could. Although there currently are proposed IRS regulations which would treat a benefit received under the Accelerated Benefit Rider for income tax purposes like a death benefit received by a beneficiary after the death of an insured, receipt of a benefit under the Accelerated Benefit Rider may give rise to a Federal or State income tax. A competent tax adviser should be consulted for further information.

CHANGES IN FACE AMOUNT

INCREASE. A Policy owner may at any time increase the Face Amount of a Policy, subject to the conditions discussed below.

The minimum Face Amount increase currently is $5,000, and all other requirements are as if the increase were a separate Policy. Increases in Face Amount may be made only if the Surrender Value after the increase is large enough to cover at least the Monthly Deduction for the Policy month following the increase. Any increase requires that additional evidence of insurability be submitted to Fortis Benefits. No Face Amount increase will be permitted if benefits are being paid under the terms of a Waiver of Monthly Deductions Rider or the Waiver of Selected Amount Rider. See Appendix A--"Optional Insurance Benefits." Fortis Benefits may refuse a Face Amount increase if the effect would be to increase Fortis Benefits' Net Amount at Risk with respect to any insured under all Fortis Benefits insurance policies to more than $300,000, if it is unable to reinsure its risk in excess of that amount on customary terms. (Net Amount at Risk is the difference in amount between the death benefit and the Policy Value.) Fortis Benefits reserves the right to establish different maximum or minimum amounts for future Face Amount increases.

Certain surrenders following a Face Amount increase will be subject to an additional amount of Contingent Deferred Sales Charge. See "Charges and Deductions--Contingent Deferred Sales Charge." An increase in the initial Face Amount requested by the Policy owner in the first two Policy years also will increase the monthly Required Premium that must be paid to guarantee against lapse during that period. See "Payment and Allocation of Premiums-- Premiums."

The Policy owner may cancel the Face Amount increase. The cancellation request must be delivered or mailed to Fortis Benefits by letter postmarked (1) within 10 days after receipt of a Policy schedule amendment reflecting any requested Face Amount increase, (2) within 45 days after the Policy change application for such increase is signed, or (3) within 10 days after receipt of a Notice of Withdrawal Right, whichever is latest. Upon such a cancellation, Monthly Deductions, including rider costs, arising from the increase are credited to the Policy Value. No premiums paid will be refunded, except that Fortis Benefits will promptly refund premiums (including any related premium expense charges) to the extent necessary to cure any violation of the then current maximum premium limitations under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Payment and Allocation of Premiums--Premiums." The Contingent Deferred Sales Charge and other charges will be adjusted to the level they were at before the Face Amount increase, as will the monthly Required Premium.

Also, during the first two years following a Face Amount increase requested by a Policy owner, the Policy owner may transfer all or part of the Policy Value to the General Account without charge. See "Policy Value Transfer" under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Values." Such a transfer to the General Account could be made, for example, in the amount of any premiums paid which are deemed attributable to the increase. See "Charges and Deductions--Contingent Deferred Sales Charge" regarding the method of such attribution.

DECREASE. After the first Policy year, the Policy owner may request a decrease in the Face Amount of the Policy. Face Amount decreases in the first two Policy years will be allowed only if the cumulative amount of premiums paid are at least equal to the sum of 12 monthly Required Premiums (computed without regard to substandard risk class or optional policy riders). A comparable restriction on decreases applies in the first two years following a Face Amount increase requested by the Policy owner.

The Face Amount remaining in force after any requested decrease may not be less than $25,000. No decrease in the Face Amount will be permitted if it would result in any violation of the then current maximum premium limitation determined by Internal Revenue Service rules. A reduction in Face Amount requested by the Policy owner within the first two Policy years will decrease the monthly Required Premium necessary to guarantee against lapse during that period.

For Policies applied for prior to May 1, 1990, the following procedures apply that are different from those set forth above:

    1. There is no prohibition on Face Amount decreases in the first Policy year (or in the first year following a Face Amount increase) and there is no requirement that any specific amount of premiums have been paid as a precondition to making any Face Amount decrease. All other limits and conditions on Face Amount decreases will apply as set forth in the prospectus.

    2. If the Policy owner elects to decrease the Face Amount within the first Policy year, the monthly Required Premium will be reduced for purposes of any guarantee against lapse that may be in effect and for purposes of any Contingent Deferred Sales Charge. The same is true if the Policy owner requests a Face Amount decrease within one year after a Face Amount increase (other than an increase resulting automatically from a change in death benefit type), except that only the amount of the monthly Required Premium attributable to the increase will be subject to the decrease. In either case, the decrease in monthly Required Premiums is the same as that described in relation to other Face Amount decreases under the heading "Payment and Allocation of Premiums--Premiums" in the prospectus.

EFFECTIVE DATE. Any Face Amount increase or decrease will become effective on the Monthly Anniversary on or next following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, the date Fortis Benefits approves the request. Nevertheless, there will be no insurance coverage under any change in Face Amount or other change in benefits requiring evidence of insurability, unless, at the time of delivery of a Policy schedule amendment reflecting the change in benefits, the insured's health remains as stated in the application for the change.

Commencing on its effective date, a change in the Face Amount generally will also affect the Net Amount at Risk and may affect the insured's rate class, both of which affect a Policy owner's monthly cost of insurance charge. See "Charges and Deductions--Monthly Deduction From Policy Value." This in turn can affect the level of subsequent Policy Values and death benefits.

CHANGE IN DEATH BENEFIT OPTION

The death benefit option in effect may be changed at any time by sending a written request in form acceptable to Fortis Benefits at its Home Office. The effective date of any such change will be the Monthly Anniversary on or following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, approval by Fortis Benefits.

A change from Type A to Type B requires evidence of insurability and results in an automatic reduction in the Face Amount by the amount of the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount which is less than the minimum Face Amount of $25,000. Nor will a change in death benefit option be permitted if it results in any violation of the then current maximum premium limitations under Section 7702 of the Code. See "Payment and Allocation of Premiums--Premiums."

A change from Type A to Type B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from then on. Since, from then on, the Policy Value will be added to the new Face Amount, the death benefit will vary with the Policy Value. Moreover, under Type B, the Net Amount at Risk will not vary unless the Alternative Death Benefit is in effect. Therefore, after a change from Type A to Type B, the cost of insurance will generally be higher if the Policy Value increases, but lower if the Policy Value decreases. See "Charges and Deductions--Monthly Deduction From Policy Value."

Although a change from Type A to Type B results in an automatic reduction in Face Amount, it will not result in any change in the Contingent Deferred Sales Charge or monthly Required Premium.

If the death benefit option changes from Type B to Type A, the Face Amount will be increased by the amount of the Policy Value on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will continue to affect the determination of the death benefit from then on, because the Policy Value will no longer be added to the Face Amount in determining the death benefit. Therefore, after a change from Type B to Type A, the cost of insurance charges will generally be lower if the Policy Value increases but higher if the Policy Value decreases. See "Charges and Deductions--Monthly Deductions From Policy Value."

Although a change from Type B to Type A results in an automatic increase in the Face Amount of a Policy, no additional sales charge or expense charge will be imposed as a result of such a change, and no evidence of insurability will be required. Nor will there be any change in the monthly Required Premium under a Policy or any right to a refund of charges upon cancellation of the Face Amount increase.

POLICY VALUE

The total Policy Value at any time is the sum of the Policy Values in the General Account (see Appendix C--"The General Account" and "Loan Privileges") and the Subaccounts of the Separate Account at such time. The Policy Value in the Separate Account may increase or decrease on each Valuation Date, depending on the investment return of the chosen Subaccounts. See "Separate Account Net Investment Return," below. "Valuation Dates" are all business days, except, with respect to any Subaccount, days on which the related Fortis Series Portfolio does not value its shares. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

CALCULATION OF SEPARATE ACCOUNT POLICY VALUE

On each Valuation Date, the Policy Value in a Subaccount of the Separate Account will be:

    (1) The cumulative amount of Net Premiums allocated to the Subaccount; plus

    (2) All amounts transferred to the Subaccount from the General Account or from another Subaccount; minus

    (3) Any amount transferred from the Subaccount to the General Account or to another Subaccount; minus

    (4) Any partial withdrawal from the Subaccount; minus

    (5) The portion of the cumulative Monthly Deductions allocated to the Subaccount (see "Charges and Deductions--Monthly Deduction From Policy Value"); plus

    (6) The cumulative net investment return (discussed below) on the amount of Policy Value in the Subaccount from time to time.

The Policy's total Policy Value in the Separate Account is the sum of the Policy Values in each Subaccount, which have no guaranteed minimum.

SEPARATE ACCOUNT NET INVESTMENT RETURN

The net asset value for each Fortis Series Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), on each Valuation Date. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time.

Each Subaccount is credited with a rate of net investment return equal to its gross rate of investment return during each Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (at an annual rate of .75%) and (2) a charge for Fortis Benefits' income taxes, if any such tax charge becomes necessary in the future (see "Federal Tax Matters--Taxation of Fortis Benefits"). Each Subaccount's gross rate of investment return during a Valuation Period is the rate of increase or decrease in the per share net asset value of the underlying Fortis Series Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the Portfolio during the period.

A "Valuation Period" is the period between two successive Valuation Dates, commencing at the close of regular trading on the NYSE on each Valuation Date and ending at the close of regular trading on the NYSE on the next succeeding Valuation Date. Depending primarily on the investment experience of the underlying Portfolio, a Separate Account Subaccount's net investment return may be either positive or negative during a Valuation Period. Subject to applicable legal requirements, Fortis Benefits reserves the right to change the times of day when values under a Policy are determined.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application which will be sent to Fortis Benefits' Home Office. Currently the minimum Face Amount of insurance for which a Policy may be issued is $25,000. The maximum Face Amount with respect to any insured will depend on the availability of reinsurance for the Net Amount at Risk in excess of $300,000 as applied for under the Policy and all other life insurance policies in force with Fortis Benefits. A Policy will generally be issued only to insureds Age 70 or under who supply evidence of insurability satisfactory to Fortis Benefits. Acceptance is subject to Fortis Benefits' underwriting guidelines and Policy approval procedures. Any premium payments for a Policy that never goes into effect, or that is subsequently revoked, will be returned without interest.

If the proposed insured meets certain health requirements, Fortis Benefits will issue temporary term life insurance to cover the period before the Policy goes into effect. Temporary insurance will be issued only if the initial premium payment has been paid with the application and will not exceed $300,000 under all applications for the proposed insured pending with Fortis Benefits and any other insurers. If a temporary insurance benefit is paid, a premium for the amount of temporary coverage from the date of its issue to the date of death will be charged. Temporary coverage is subject to certain other conditions, including special limits for temporary coverage of certain optional benefits provided by rider, and is for a maximum of ninety days. Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application.

The Policy Date is the date used to determine Policy Anniversaries and Monthly Anniversaries, regardless of when the Policy is delivered. The Policy Date is also when Monthly Deductions commence. When temporary insurance has been provided, the Policy Date will ordinarily be the date of part I of the application, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. When no temporary insurance has been provided, the Policy Date will ordinarily be three days after the date the application is approved, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. A later Policy Date will result in monthly deductions being taken out later and investment performance on any premium payment being reflected in the Separate Account later. A prospective purchaser may request a Policy Date later than that which otherwise would apply, subject to Fortis Benefits' current administrative policies. No interest or other return on premium payments will be credited prior to the Policy Date, however.

Notwithstanding the general procedures outlined above, the purchaser may, subject to Fortis Benefits' current administrative policies and state insurance law requirements, request a Policy Date up to six months prior to the date the Policy is issued, for the purpose of preserving a younger Age of the insured person under the Policy. A younger Age, in many cases, will result in a smaller monthly Required Premium, lower costs of insurance rates, and lower Contingent Deferred Sales Charges. An earlier Policy Date will also result in a correspondingly earlier commencement of Monthly Deductions. If an earlier Policy Date is requested, all monthly Required Premiums commencing with that date, plus the amount of initial premium payment that otherwise would be required, must be paid before the Policy will be issued.

In other cases, unless otherwise requested, if the insured person's birthday falls between the date of an application and the date the Policy is approved, the Policy Date will generally be set early enough to preserve the younger Age.

PREMIUMS

PAYMENT OF PREMIUMS. At least the sum of twelve monthly Required Premiums specified in the Policy must be paid in advance before a Policy will take effect; or, alternatively, at least the initial amount must be paid under a Planned Periodic Premium payment schedule established by the Policy owner which, if followed, will result in at least that sum being paid within the first Policy year. The initial amount must cover all monthly Required Premiums from the Policy Date to the next billing date, generally after the policy is mailed for delivery. If the Planned Periodic Premium is paid monthly, at least two months' Planned Periodic Premiums must be paid.

Each Policy owner will determine a Planned Periodic Premium schedule that provides for the payment of level premiums at specified intervals for the life of the Policy. (If desired, these may be paid by means of automatic monthly drafts on the Policy owner's checking account.) The Policy owner, however, is not required to pay premiums in accordance with the Planned Periodic Premium schedule, except to the extent described above with respect to the initial premium payment. THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Surrender Value. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement."

Subject to the limitations described below, a Policy owner may make additional premium payments at any time in any amount. The total of all premiums paid may never exceed the then current maximum premium limitations under Section 7702 of the Code. If at any time a premium is paid that would result in any violation of the then current maximum premium limitations, Fortis Benefits will accept only that portion of the premium that will make total premiums equal to the limit. Fortis Benefits will promptly refund any such excess (including any related premium expense charge), unless the Policy owner directs otherwise. Any amount so refunded will include any positive net investment performance attributable to such amount prior to refund. The amount of any positive net investment performance refunded will constitute ordinary income to the Policy owner for federal income tax purposes.

Fortis Benefits reserves the right to impose additional limits on the number or amount of premium payments. Fortis Benefits currently has no intention of imposing such limits except when the Alternative Death Benefit is in effect. See "Policy Benefits--Death Benefit Options."

A Policy is guaranteed not to lapse in the first two Policy years, if as of each Monthly Anniversary during that period, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals (2) the cumulative monthly Required Premiums, assuming regular payment of such Required Premiums commencing on the Policy Date and on each Monthly Anniversary thereafter, including the current Monthly Anniversary.

REQUIRED PREMIUMS. The monthly Required Premium with respect to a Policy or benefit change is the estimated monthly premium payment which would keep the Policy (or benefit change) in force to maturity based on (1) the insured's then-current Age, sex, and smoking habits and (2) reasonable assumptions for interest, costs of insurance, and other expense charges described below under "Charges and Deductions--Monthly Deduction From Policy Value." The smallest monthly Minimum Premiums for a policy without substandard risks or optional riders is $25. Fortis Benefits reserves the right to change the monthly Required Premium both for purposes of the Contingent Deferred Sales Charge and for purposes of the no-lapse guarantee provided during the first two Policy years or pursuant to rider. Any such change will affect only subsequent increases in the monthly Required Premium due to changes in benefits. Also, the sum of twelve monthly Required Premiums for the initial Policy or any change in benefits will never exceed the "Guideline Annual Premium" for the Policy or change, respectively. For a discussion of "Guideline Annual Premium" see "Charges and Deductions--Contingent Deferred Sales Charge."

Starting with the Monthly Anniversary when any Face Amount increase requested by the Policy owner becomes effective, the monthly Required Premium will include an additional amount attributable to the increase above the Face Amount on which the previous monthly Required Premium was computed.

Starting with the Monthly Anniversary when any Face Amount decrease requested by the Policy owner becomes effective during the first two Policy years, the monthly Required Premium for purposes of the two-year guarantee against lapse will be reduced by an amount attributable to the decrease below the Face Amount on which the previous monthly Required Premium was computed. If there have been no Face Amount increases the decrease in any subsequent monthly Required Premium will be (1) the monthly Required Premium before the change, multiplied by (2) the proportion that the decrease represents of the Face Amount before the change. If there has been more than one Face Amount increase within the preceding Policy year, the decrease will be deemed to reduce the most recent increase first.

The initial monthly Required Premium for purposes of the two-year no-lapse guarantee is set forth in the Policy schedule included in the Policy. Any increased or decreased monthly Required Premium for this purpose will be set forth in a Policy schedule amendment delivered to the Policy owner following the change. For the purpose of guaranteeing that a Policy will not lapse in the first two Policy years (but not for purposes of determining the amount of any Contingent Deferred Sales Charge), the monthly Required Premium for the Face Amount or any Face Amount change will include an amount necessary to support any substandard rate class charges and any optional insurance benefits pursuant to Policy riders. Accordingly, for this purpose, any increase or decrease in optional benefits provided by rider will result in a higher or lower monthly Required Premium.

For the purpose of guaranteeing a Policy against lapse (but not for Contingent Deferred Sales Charge purposes), the amount of additional monthly Required Premium attributable to an increase in benefits will be based on the most recent rate class if the insured's rate class has worsened. On the other hand, the monthly Required Premium for this purpose will be reduced starting with the first Monthly Anniversary after Fortis Benefits approves any new rate class for the insured which is more favorable than that on which the previous monthly Required Premium was based.

ALLOCATION OF PREMIUMS AND POLICY VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policy owner indicates the initial allocation of Net Premiums among the General Account and the Subaccounts of the Separate Account. (As discussed below, this allocation will generally take effect at the end of 20 days following the date the Policy is mailed for delivery to the Policy owner.) Allocation percentages must be in whole numbers. The Policy owner may change the allocation of future Net Premiums without charge at any time (other than during any Grace Period) by submitting a written request in a form acceptable to Fortis Benefits at its Home Office. The change will be effective as of the Date of Receipt of such form.

The first Net Premium payment will be allocated automatically to the General Account as of the later of the Policy Date or Date of Receipt, and, assuming a Policy goes into effect, will earn a return for the Policy owner. Any other Net Premiums will be allocated to the General Account as of the later of the Policy Date or the Date of Receipt. These payments will be held in the General Account generally until the twentieth day following the date the Policy is mailed for delivery. Then, all Net Premiums, plus any other amounts previously earned in the General Account, will be re-allocated among the General Account and the Subaccounts in accordance with the premium allocation percentage established by the Policy owner. (If the Policy owner has not established such an allocation, the General Account will continue to be used.) If the insured is in a substandard risk category, the reallocation will occur 20 days after the Date of Receipt by Fortis Benefits of all items necessary under its administrative and underwriting procedures to release the Policy to an active status in its processing system.

Each Net Premium payment accepted after this reallocation is credited to the Subaccounts or General Account as of the Date of Receipt. There is an exception to this rule, however, with respect to any premium payments as to which underwriting requirements apply or when Fortis Benefits obtains authorization of the Policy owner to delay acceptance of the premium until permitted under
Section 7702 of the Code. In such cases, the Net Premium is held in a non-interest bearing account until it is allocated to the Subaccounts or General Account as of the later of the Date of Receipt of the premium or the date of acceptance of such premium by Fortis Benefits.

POLICY VALUE TRANSFERS. After the initial allocation of premiums has occurred, and subject to the limitations described below, the Policy owner may transfer Policy Value between the General Account and the Subaccounts of the Separate Account and among the Subaccounts, except during any Grace Period.

Transfers from the General Account to the Separate Account are limited to one transfer in each Policy year, which currently may not be for more than 50% of the General Account Policy Value at the date of transfer (excluding the amount of any General Account Policy Value attributable to Policy loans). However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the Policy owner may transfer the entire unloaned balance from the General Account to the Separate Account. Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

Except as noted below, Fortis Benefits will determine all values in connection with transfers as of the Date of Receipt of the transfer request. Also, Fortis Benefits may in its discretion permit a continuing request for transfers of specified amounts automatically on a periodic basis. Fortis Benefits reserves the right to restrict the number and amount of transfers, but currently has no plans to impose any such restrictions. Fortis Benefits will give Policy owners advance notice of any such restrictions, if required under the terms of Policies issued in their state.

Transfers are not taxable under current law. Except as discussed below, transfer requests must be in writing, in a form acceptable to Fortis Benefits. Although it currently has no plans to do so, Fortis Benefits may impose a charge of up to $25 on transfers. Any such charge would be designed only to cover the administrative cost of effecting transfers. Telephone transfers may be made if a telephone authorization form has been received. See "Summary-- How to Exercise Your Rights Under a Policy."

In no event will Fortis Benefits restrict or prohibit any transfer of all Policy Value to the General Account (1) during the first two Policy years, (2) within the first two years after a Face Amount increase requested by the Policy owner, or (3) within 60 days after the Policy owner receives notice of any material change in a Portfolio's investment policy. Nor will any transfer charge be imposed on such transfers, except that a charge may be imposed subsequent to the first full transfer after issue, a Face Amount increase, or a change in investment policy.

LIMITATION. Under the Policy, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series'
Portfolios: a Policy owner may not invest, allocate, transfer or exchange Policy Value into any Subaccount if the value allocated to that Subaccount under the Policy (and under any other insurance or annuity contract directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

POLICY LAPSE AND REINSTATEMENT

LAPSE. If the Surrender Value on any Monthly Anniversary is insufficient to cover the Monthly Deduction, Fortis Benefits will notify the Policy owner and any assignee of record of the shortfall unless the no-lapse guarantee is in effect during the first two Policy years (see "Payment of Premiums," above). The Policy owner will have a Grace Period of 61 days to make a premium payment sufficient to cover at least the difference between the Monthly Deductions until the end of the Grace Period and the Surrender Value. Failure to make a sufficient payment within the Grace Period will result in termination of the Policy, with no remaining Surrender Value. Nevertheless, the Grace Period will not begin while the no-lapse guarantee is in effect during the first two Policy years.

If the insured dies during the Grace Period, the insurance proceeds payable will be the Death Benefit in effect immediately prior to entering the Grace Period, but any due and unpaid Monthly Deductions will be deducted from the proceeds.

REINSTATEMENT. A lapsed Policy may be reinstated at any time within five years after the end of the Grace Period and before the maturity date by submitting the following items to Fortis Benefits: (1) a written application for reinstatement;
(2) evidence of insurability satisfactory to Fortis Benefits; (3) a premium that, after deduction of the Premium Expense Charge (see "Charges and Deductions--Premium Expense Charge"), at least equals the sum of (a) an amount necessary to keep the Policy in force for at least the two Policy months commencing with the effective date of reinstatement, which consists of two Monthly Deductions and, for reinstatements in the first two Policy years or within two years following a Face Amount increase requested by the Policy owner, any increase in the Contingent Deferred Sales Charge to the effective date of the reinstatement, (b) the balance needed to cover any due and unpaid Monthly Deductions through the end of the Grace Period, and (c) the amount of any unpaid monthly expense charges that would have applied from the end of the Grace Period until the earlier of the reinstatement date or the end of the first Policy year (see "Charges and Deductions--Monthly Deduction From Policy Value").

Any Policy loan on the date of termination will be automatically cancelled (except in jurisdictions where such cancellation is not permitted) and in that case need not otherwise be repaid or reinstated. The amount of Policy Value on the date of reinstatement will be equal to the premium paid at reinstatement, less the Premium Expense Charge, less the first Monthly Deduction paid in accordance with (a) above, and less the amounts paid in accordance with (b) and
(c) above and plus the Contingent Deferred Sales Charge assumed at lapse. (The last addition to Policy Value is designed to avoid duplicate Contingent Deferred Sales Charges.) This Policy Value will be allocated as the Policy owner requests or, in the absence of a request, to the General Account. If the Policy loan must be reinstated, the Policy Value will be increased by the amount of the loan, and that portion of the Policy Value will be held in the General Account and credited with interest at a rate of 5% per annum.

The date of reinstatement will be the first Monthly Anniversary on or following approval of the application for reinstatement. The no-lapse guarantee benefit provided during the first two Policy years or by rider will not be reinstated. Following reinstatement, the Contingent Deferred Sales Charge will be reinstated and will be calculated using the original Policy Date and Face Amount increase dates as appropriate. See "Charges and Deductions-- Contingent Deferred Sales Charge."

CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE

SALES CHARGE. A 5% sales charge is deducted from each premium payment received by Fortis Benefits.

This charge and the Contingent Deferred Sales Charge discussed below help to defray sales expenses, including sales commissions and the cost of prospectuses, other sales material and advertising. The amount of sales charges deducted in any year, however, cannot be specifically related to actual sales expenses for that year. Fortis Benefits does not expect to recover all of its sales expenses from the sales charges. The balance will be recovered from other sources, including any profits attributable to cost of insurance and mortality and expense risk charges under the Policies and Fortis Benefits' general assets and surplus.

STATE PREMIUM TAX CHARGE. A charge is made for state premium taxes, currently 2.2% of each premium payment. The charge for premium taxes is imposed on all Policies even though there may be no premium tax assessed by the jurisdiction in which the Policy is purchased. Rather the 2.2% rate is the average tax rate Fortis Benefits estimates will be paid on premiums from all states. Fortis Benefits may change the amount of this charge if its estimates change. Fortis Benefits does not expect to make a profit from the premium tax charge.

MONTHLY DEDUCTION FROM POLICY VALUE

The Monthly Deduction from Policy Value includes the cost of insurance charge, the charge for optional insurance benefits added by rider (see Appendix A--"Optional Insurance Benefits") and the monthly administrative and expense charges. The cost of insurance charges and monthly administrative and expense charges are discussed separately in the paragraphs that follow.

The Monthly Deduction will be deducted as of each Monthly Anniversary commencing with the Policy Date. The Monthly Deduction will be allocated among the General Account and each Subaccount of the Separate Account selected by the Policy owner. If no such selection is made, or if there are insufficient funds in the selected Subaccounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Subaccount, respectively, bear to the Policy's total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy Loans) as of the date of the transaction (that is, on a "Pro Rata Basis").

If any part of a Monthly Deduction is not made because of insufficient Policy Value, and if the Policy nevertheless does not lapse, the undeducted amount will be deducted on receipt of any subsequent premium payment.

COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. Fortis Benefits will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month. The Net Amount at Risk for a Policy month is (1) the death benefit, divided by 1.0040741, at the beginning of the Policy month, less (2) the Policy Value at the beginning of the Policy month. Additional amounts may be charged if the insured's rate class is less favorable than standard.

If two Policies are otherwise identical, a Type A Policy will have a lower death benefit, higher Policy Value, and lower cost of insurance charges than a Type B Policy. Since the death benefit payable under Type A remains constant while the death benefit payable under Type B varies with the Policy Value, Policy Value increases will generally reduce the Net Amount at Risk under Type A but not under Type B. If the Net Amount at Risk is greater, the cost of insurance will be greater. If the Alternative Death Benefit is in effect (see "Policy Benefits--Death Benefit Options"), the cost of insurance will vary directly with the Policy Value under both death benefit options.

Cost of insurance rates are based on the Age, sex, and rate class of the insured. The actual monthly cost of insurance deductions will be based on Fortis Benefits' expectations as to future experience, and may increase each year as the insured's Age increases. The maximum cost of insurance rates for standard risk insureds will not exceed the rates provided by certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, Age and smoking status. These tables set forth different mortality estimates for males and females and for smokers and non-smokers. The maximum cost of insurance rates for a table-rated substandard insured are a multiple (shown on the Policy schedule page) of the above rates. Additional level amounts per thousand dollars of face amount are charged if a substandard insured is assigned a flat extra rating.

Any change in the cost of insurance rates or charges will apply to all insureds of the same Age, sex, and rate class.

Cost of insurance rates that differ as between male and female insureds are not permitted under current law in Montana, and perhaps other states or in connection with certain employee benefit arrangements. Employers should therefore seek legal advice as to any questions they may have in this regard. To the extent legally necessary, Fortis Benefits intends to make available gender-neutral cost of insurance rates, and affected purchasers should inquire of their sales representative whether these are currently available in their states. The gender-neutral rates may be higher than those otherwise applicable to females and lower than those otherwise applicable to males. Where gender-neutral rates are required, Required Premiums also will be the same as between otherwise comparable Policies for male and female insureds.

RATE CLASS. Fortis Benefits currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For an otherwise identical Policy, insureds in the standard rate class will have a lower cost of insurance than those in a rate class with a higher mortality risk and a higher cost of insurance than those in a rate class with a lower mortality risk.

If a Policy owner requests a Face Amount increase at a time when the insured is in a less favorable rate class than previously, a higher cost of insurance deduction will apply to that portion of the Net Amount at Risk attributable to the increase. (This does not apply to Face Amount increases resulting automatically from a change from Death Benefit Type B to Type A, as described under "Policy Benefits--Change in Death Benefit Option.") When the Alternative Death Benefit is in effect, the Net Amount at Risk can exceed the Policy's Face Amount, in which case the rate used for such excess approximately equals the blended rate for the other portion of the Net Amount at Risk. If the insured's rate class improves, the lower cost of insurance deduction will apply to the entire Net Amount at Risk, commencing on the Monthly Anniversary on or after Fortis Benefits approves the new rate class.

Any change from smoker to non-smoker rate class will take effect on the next Monthly Anniversary, and the non-smoker rates for the coverage under the base Policy will be applicable for the previous 12 months from the effective date of the change. Such reduced rates for the previous 12 months will be implemented by a refund credited at the effective date of the change.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the Face Amount when the Policy was issued.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES. A monthly administrative charge of $5.00 per Policy ($3.00 for Policies applied for prior to July 1, 1988) will be deducted from Policy Value as part of the Monthly Deduction for each Policy Month. This charge compensates Fortis Benefits for expenses incurred in administering the Policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $5.00 per month.

Also, during the first twelve Policy months, Fortis Benefits reserves the right to impose (1) a monthly expense charge of not more than $15.00 per month and (2) an additional monthly expense charge per $1,000 of Face Amount of not more than $.08 per month for insureds Age 29 and less and $.25 per month for insureds Age 30 and over. Fortis Benefits reserves the right again to impose these charges in full for twelve months following any Face Amount increase requested by the Policy owner, the additional "per thousand" charge being based on the dollar amount of the increase. These charges would be designed primarily to compensate Fortis Benefits for underwriting and other start-up expenses incurred in connection with the Policy or increase. Such expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records (including computer set-up costs). Fortis Benefits currently does not impose any of the monthly expense charges described in this paragraph (except pursuant to Policies applied for prior to July 1, 1988).

Under Policies applied for prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month during the first twelve Policy months following issuance or a Face Amount increase requested by the Policy owner.

Fortis Benefits does not expect its revenues from the monthly administrative and expense charges to exceed its costs and expenses in issuing and administering the Policies.

CONTINGENT DEFERRED SALES CHARGE

In addition to the 5% sales charge deducted from each premium payment (see "Charges and Deductions--Premium Expense Charge"), the Policies impose a Contingent Deferred Sales Charge on total surrenders during the first nine Policy years to help defray Fortis Benefits' sales expenses. The amount of the Contingent Deferred Sales Charge is a percentage of the lesser of (1) the sum of twelve monthly Required Premiums specified in the Policy schedule as being subject to such charge or (2) the actual amount of premium payments paid through the end of the first two Policy years. This percentage varies as follows:

    FOR A TOTAL      PERCENTAGE OF THE LESSER OF 12
 SURRENDER DURING    MONTHS' REQUIRED OR 24 MONTHS'
    POLICY YEAR             ACTUAL PREMIUMS

    1 through 5                       25%
         6                            20%
         7                            15%
         8                            10%
         9                             5%
    10 or later                        0%

Accordingly, for a Policy with premiums totalling $900 in the first year (for example, the Policy illustrated on page B-3 of Appendix B to this Prospectus), the Contingent Deferred Sales Charge that could be imposed would be $195.75, assuming no Face Amount increases. The maximum total sales charge with respect to such a $900 premium payment (including both the sales charge deducted from premiums and the Contingent Deferred Sales Charge) would be $240.75.

An additional amount of Contingent Deferred Sales Charge will be payable on certain total surrenders following an increase in Face Amount requested by the Policy owner. The additional Contingent Deferred Sales Charge will be 25% of the lesser of (1) the sum of twelve monthly Required Premiums (calculated without regard to the $25 limit or any charges for riders or substandard risks) for the Face Amount increase or (2) the amount of actual premium payments deemed attributable to the increase which are made within two years after the date of the increase. For purposes of determining the amount of the Contingent Deferred Sales Charge, a pro-rata portion of premium payments made after an increase in Face Amount and a pro-rata portion of Policy Value will be deemed actual premium payments attributable to the increase. The proportion of such premiums and Policy Value deemed attributable to the increase is the proportion which the "Guideline Annual Premium" for the increase bears to the sum of the "Guideline Annual Premiums" for the initial Face Amount and each layer of increase. (The "Guideline Annual Premium" is the amount of annual premium which would be necessary to provide the benefits under the Policy (or benefit change), including benefits under riders, until maturity, assuming a net investment return of 5% per annum, cost of insurance charge deductions based on the 1980 Commissioners Standard Ordinary Mortality Tables, any additional charges which are applicable because of substandard mortality risks, and other expense charges at applicable levels under the Code.) This method of attributing premiums to Face Amount increases may be changed to conform with any other attribution procedure permitted or required by the Securities and Exchange Commission for this purpose.

Commencing five years after the increase in Face Amount, the amount of the Contingent Deferred Sales Charge for that increase decreases in the same way as set forth in the above table, so that it will be zero for surrenders more than nine years after the date of the increase.

Following any change in the Contingent Deferred Sales Charge, a new Policy Schedule setting forth the revised charge will be delivered to the Policy owner. No Contingent Deferred Sales Charge whatsoever will be imposed on any termination of a Policy more than nine years after the later of the Policy Date or the date of any increase in Face Amount. Nor will any Contingent Deferred Sales Charge be deducted from any partial withdrawal of Surrender Value by the Policy owner.

MISCELLANEOUS

As discussed under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and "Surrender and Partial Withdrawal," Fortis Benefits reserves the right to impose charges to defray its administrative expenses in effecting transfers of Policy Value and partial withdrawals. Fortis Benefits currently has no plans to impose any such charges, which in any event would not be designed to yield revenues to Fortis Benefits in excess of its costs of effecting such transactions. Nor will these charges be imposed if such revenues, together with Fortis Benefits revenues from all other administrative and expense charges under the Policies, are expected to exceed Fortis Benefits total costs of issuing and administering the Policies.

CHARGES AGAINST THE SEPARATE ACCOUNT

CHARGE FOR MORTALITY AND EXPENSE RISKS. Commencing on the Policy Date, a daily charge is made for mortality and expense risks assumed by Fortis Benefits. The charge is at an annual rate of .75% of the average daily value of the net assets in the Separate Account that are attributable to the Policies.

The mortality risk assumed is that the insured may live for a shorter period of time than estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Fortis Benefits will realize a gain if the charges under the Policies prove to be more than sufficient to cover the actual costs of its mortality and expense commitments. If the charges are not sufficient, the loss will fall on Fortis Benefits.

CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes deemed attributable to the policies. However, Fortis Benefits may decide to make such a charge in the future. See "Federal Tax Matters--Taxation of Fortis Benefits."

GUARANTEE OF CERTAIN CHARGES

Fortis Benefits guarantees, and may not increase, the sales charge deducted from premiums, the maximum monthly administrative and expense charges, the charge against the Separate Account for mortality and expense risks with respect to the Policies, the maximum cost of insurance rates, and the maximum amount of any charges for transfers or partial withdrawals of Policy Value. Although the rate of the Contingent Deferred Sales Charge is guaranteed not to change, Fortis Benefits reserves the right to change the monthly Required Premium subject to the Contingent Deferred Sales Charge and that used for the purpose of the no-lapse guarantee. Any such change will affect only subsequent increases in the monthly Required Premium due to changes in benefits.

LOAN PRIVILEGES

The Policy owner may borrow money from Fortis Benefits using the Policy as the only security for the loan. The maximum amount that may be borrowed at any time is 90% of the difference between the Policy Value and the amount of any Contingent Deferred Sales Charge then in effect. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Contingent Deferred Sales Charge. Fortis Benefits will allocate a Policy loan among the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made, then the allocation will be on a Pro-Rata Basis.

Interest on Policy loans is at a fixed rate of 7.4% per year, payable annually in advance. If not paid when due, loan interest at the same rate will be added to the loan. The additional interest will be taken from the General Account and the Subaccounts on the same basis that Monthly Deductions are allocated.

EFFECT OF A POLICY LOAN

As of the Date of Receipt at Fortis Benefits Home Office of the loan request form and assignment of the Policy for security, Policy Value equal to the portion of the Policy loan allocated to each Subaccount will be transferred from such Subaccount to the General Account. This amount, plus the portion of the Policy loan allocable to Policy Value already being held in the General Account, will be credited with interest at an effective rate of 5% per annum. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH LOANED POLICY VALUES NOR WILL POLICY VALUES IN THE GENERAL ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

A loan, whether or not repaid, will have a permanent effect on Policy Value, to the extent that the investment results of the Subaccounts differ from the 5% annual rate credited to loaned amounts. A loan may also have a permanent effect on the death benefit, since a Type B benefit varies with the Policy Value and a Type A benefit may have resulted in an Alternative Death Benefit coming into effect if no loans were made. A loan may also cause the termination of the no-lapse guarantee provided during the first two policy years or pursuant to an optional rider because the loan amount is deducted from the total premiums paid in determining whether the Required Premiums have been paid for purposes of the guarantee.

A loan may also cause the Policy to lapse if projected earnings are not achieved. Adverse tax consequences may result if the Policy lapses, matures or is surrendered with loans outstanding. For Policies that are not modified endowment contracts, loans will be treated as ordinary income to the extent of the gain upon lapse, surrender or maturity. For Policies which are modified endowment contracts, loans are taxable distributions when taken. See "Federal Tax Matters-- Taxation of Policy Benefits."

The loaned Policy Value on any Valuation Date will be the amount of the outstanding loan plus any interest credited on loaned Policy Value which has not yet been reallocated to the unloaned portion of the General Account or to the Subaccounts of the Separate Account as of the Valuation Date. Interest credited to loaned Policy Values will generally be reallocated upon each Policy Anniversary on the same basis that the Monthly Deductions are allocated. Interest credited will also be reallocated upon full repayment of the loan on the same basis as the repayment is reallocated.

REPAYMENT OF A LOAN

Indebtedness may be repaid in whole or in part any time before the Maturity Date while the insured is living. As of the Date of Receipt of the repayment, unless the Policy owner specifies otherwise, loaned Policy Value equal to the amount of the repayment will be reallocated among the unloaned portion of the General Account and the Subaccounts of the Separate Account in the same proportion as Net premiums are then being allocated to those accounts. The Policy owner must designate whether a payment is intended as a loan payment or as a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender of the Policy for the Surrender Value may be made at any time during the insured's lifetime. A Contingent Deferred Sales Charge will be deducted from the Policy Value on any full surrender within nine years after the Policy Date. An additional amount of Contingent Deferred Sales Charge may also be deducted on any full surrender within nine years after the date of any Face Amount increase above the amount on which such charge was previously calculated. See "Charges and Deductions--Contingent Deferred Sales Charge." (This does not apply to a Face Amount increase occurring automatically upon a change from a Type B to a Type A death benefit.)

Partial withdrawals of Surrender Value may be made once each Policy year after the first Policy year during the insured's lifetime. Partial withdrawals in the first two Policy years will be allowed only if cumulative premiums paid to date are at least equal to the sum of 12 monthly Required Premiums (calculated without regard to any charges for riders or substandard risks) for the initial Face Amount. A comparable restriction applies in the first two years following any Face Amount increases requested by the Policy owner. For policies applied for prior to May 1, 1990 partial withdrawals are not subject to a requirement that any specific amount of premiums have been paid. The amount withdrawn will be deducted from the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made, then the amount will be withdrawn on a Pro Rata Basis. Fortis Benefits reserves the right to deduct a withdrawal charge from the proceeds of partial withdrawals, although it has no current plans to do so. Any such charge would not be imposed on a full surrender, would not be designed to yield a profit to Fortis Benefits, and would not exceed $25 per withdrawal (or, if less, 2% of the amount withdrawn).

When Death Benefit Type A is in effect, any partial withdrawal will reduce the Face Amount and thus the death benefit, by the amount withdrawn. Such an automatic reduction in Face Amount does not result in any change in the monthly Required Premium, or the Contingent Deferred Sales Charge, but may result in a distribution (as a further partial withdrawal) of any additional amount necessary to comply with the maximum premium limitation under then-applicable Internal Revenue Service Rules. See "Payment and Allocation of Premiums--Premiums" and "Charges and Deductions--Contingent Deferred Sales Charge."

When Death Benefit Type B is in effect, the amount withdrawn will not reduce the Face Amount. However, the death benefit will be reduced by the amount withdrawn, because Policy Value is reduced by the amount withdrawn. Under either Type A or Type B, when the Alternative Death Benefit is in effect, a partial withdrawal will reduce the death benefit by a greater amount than otherwise would be the case.

A partial withdrawal may also cause the termination of the no-lapse guarantee provided during the first two Policy years or pursuant to an optional rider, because the partial withdrawal amount is deducted from the total premiums paid in determining whether the minimum Required Premiums have been paid for the purpose of the guarantee.

A Policy owner will not be permitted to make any partial withdrawal that would reduce the Face Amount of the Policy below the minimum Face Amount of $25,000. If a request for a partial withdrawal is received that would reduce the Face Amount below the minimum, Fortis Benefits will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be disregarded, reduced to a smaller amount or changed to a request for a full surrender.

Surrenders or partial withdrawals are made by sending a written request on Fortis Benefits form to its Home Office, together with the Policy, in the case of total surrender. See "Summary--How To Exercise Your Rights Under a Policy." The surrender or withdrawal, and any related automatic Face Amount reduction, will be effective as of the Date of Receipt by Fortis Benefits of the request on its form and, if required, the Policy.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

       -To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

       -To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act or otherwise to comply with laws, rules, regulations, interpretations, holdings, orders or rulings which necessarily or appropriately must be complied with for the Policies to serve their intended purposes.

       -To transfer or limit any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the General Account; or to add, combine or remove Subaccounts in the Separate Account.

       -To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

       -To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Policy the aggregate amount of the types of charges which Fortis Benefits has guaranteed. See "Charges and Deductions--Guarantee of Certain Charges."

If any Portfolio materially changes its investment policy, a Policy owner will have sixty days after receiving notice of the change to transfer all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value."

PAYMENT AND DEFERMENT

With respect to amounts in the Subaccounts of the Separate Account, payment of the maturity proceeds, death benefit, all or a portion of the Surrender Value or a loan will ordinarily be made within five days after the Date of Receipt of all documents required for such payment. Also, death benefit payments will be made only after all state insurance law requirements (including receipt of any required tax waiver) are satisfied.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, loan, partial withdrawal, surrender or any transfer of Policy Value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for a Policy, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners.

As with traditional life insurance, Fortis Benefits may delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned. Fortis Benefits may also defer the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear. To the extent permitted under the Policies and applicable state insurance laws, Fortis Benefits may also defer payment of Policy loans, partial withdrawals or other proceeds payable out of the General Account for a period of up to 6 months, although no such deferrals will be made of amounts to be used to pay premiums on insurance policies issued by Fortis Benefits.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Investors"), the principal underwriter of the Policies, or registered representatives of other broker-dealer firms or representatives of firms that are exempt from broker-dealer regulation. Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

When payable in full, the basic commission paid to representatives is 50% of all premiums, regardless of when paid, up to the first twelve monthly Required Premiums (and up to the amount of twelve months' Required Premiums attributable to Face Amount increases); 2% of all other premiums paid during the first six years after the Policy Date (or after increases in Face Amount); and .5% of all premiums paid thereafter. The Required Premiums for these purposes are those used to compute the maximum Contingent Deferred Sales Charge increased for substandard risk and certain riders and decreased by any term conversion credit. In many cases, representatives, broker-dealers or exempt firms are eligible for additional compensation, and general agents and managing general agents also receive additional compensation, based on meeting certain production standards. Commissions with respect to premium payments which are refunded are returned.

The commissions and other compensation are paid by Fortis Benefits on behalf of Investors under a distribution agreement entered into by them as of September 9, 1986. The commissions and other compensation do not, however, represent a charge or deduction against the Policy in addition to those set forth under "Charges and Deductions." Pursuant to the distribution agreement, Fortis Benefits also reimburses Investors for all of its expenses in serving as principal underwriter of the Policies and of Fortis Series shares offered in connection with the Policies. Such reimbursements for the Policies and for all other variable universal life policies issued by Fortis Benefits totaled $24,147,115 for 1994. The distribution agreement may be terminated by either party upon 60 days' notice to the other.

Investors is a Minnesota corporation engaged primarily in the sale of investment company securities. Investors is the principal underwriter for the following registered investment companies (in addition to the Separate Account and Fortis Series): Variable Account D of Fortis Benefits, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc.,

Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc. and Special Portfolios, Inc. Investors' address is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Officers, directors, and employees of Fortis Benefits and Investors, together with those of Fortis, Inc. and its other subsidiaries, are bonded pursuant to a joint fidelity bond, in the amount of $5,000,000 per occurrence, in favor of such companies.

FEDERAL TAX MATTERS

The following description is a brief summary of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Fortis Benefits are currently in effect.

The following discussion is intended to provide a general description of the federal income tax considerations associated with the Policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax adviser for more complete information. This discussion is based upon Fortis Benefits understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended, (the "Code") includes a definition of life insurance for federal income tax purposes. This definition can be satisfied by complying with either of two tests set forth in
Section 7702. Although the Secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which the tests under Section 7702 are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) provides certain requirements under Section 7702 of the Code for mortality and other expense charges of life insurance contracts. The Treasury issued proposed regulations on mortality charges in 1991. Fortis Benefits believes the Policies qualify as life insurance under the proposed regulations.

If it is subsequently determined that a Policy does not satisfy Section 7702, Fortis Benefits reserves the right to modify the Policy as appropriate, and to the extent possible, to qualify it as a life insurance contract under Section 7702.

If a Policy were determined not to be a life insurance contract for Section 7702 purposes, such Policy would not provide any of the tax advantages normally provided by a life policy.

Section 817(h) of the Code also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as life insurance for federal tax purposes. The Separate Account, through Fortis Series, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the assets of Fortis Series may be invested. Fortis Benefits believes that Fortis Series will be operated in compliance with the requirements prescribed by the Treasury.

In connection with the issuance of the temporary regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Policy owners may direct their investments to particular Subaccounts of the Separate Account. Additional guidance may come from the Treasury in the future. In that case the Treasury might treat a Policy owner as the owner of the assets of the Separate Account if a Fortis Series Portfolio is too narrow in its investment strategy, even though it technically meets the diversification requirements. It is not clear whether Treasury's position, if promulgated, would be applied on a prospective basis only. While Fortis Benefits believes that the investment strategies of the Policy's Portfolios are sufficiently broad, it reserves the right to modify the Policy as necessary to prevent the Policy owner from being considered the owner of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAXATION OF POLICY BENEFITS

IN GENERAL. Fortis Benefits believes that the proceeds and Policy Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

The exchange of the Policy for another life insurance policy, the payment of a premium, a change in Face Amount or death benefit option, a transfer or assignment of a Policy, a Policy loan, a lapse with an outstanding indebtedness, a partial withdrawal or the surrender of a Policy may have tax consequences depending on the circumstances. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each owner or beneficiary.

Generally, the Policy owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of a distribution from a Policy depend, in part, on whether the Policy is classified as a "modified endowment contract" under Section 7702A.

MODIFIED ENDOWMENT CONTRACTS. A Policy entered into after June 20, 1988, may be treated as a modified endowment contract depending upon the amount of premiums paid for such Policy. Policies entered into before June 21, 1988, that are materially changed after June 20, 1988, may in certain circumstances also be treated as modified endowment contracts. The premium limitation and material change rules for determining whether a Policy will be treated as a modified endowment contract are extremely complex. Moreover, due to the Policy's flexibility, classification as a modified endowment contract will depend on the circumstances of each Policy. Accordingly, a current or prospective Policy owner is strongly advised to contact a competent tax adviser before purchasing a Policy or paying a premium or making any other change in any existing Policy to determine whether the Policy would be treated as a modified endowment contract.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions from such a Policy are treated as taxable up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, and assignments as well as surrenders, withdrawals and benefits paid at maturity, are treated as taxable distributions. Third, a 10% additional income tax is imposed on the portion of any distribution or deemed distribution from such a Policy that is included in income except where the distribution, loan, assignment or pledge is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life of the Policy owner or the joint lives of the Policy owner and Policy owner's beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. The distribution rules for Policies that are not modified endowment contracts are the same as those that applied to all life insurance contracts before TAMRA was enacted. Thus, distributions from Policies that are not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (see below) and then only after the return of all such investment in the Policy as disbursing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from Policies that are not modified endowment contracts are not treated as distributions. Instead, such loans are treated as indebtedness of an owner.

In addition, upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income.

Finally, neither distributions nor loans from Policies that are not modified endowments are subject to the 10% additional income tax.

POLICY LOAN INTEREST. Generally, interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000.

No amount of Policy loan interest is, however, deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. The Policy owner should consult a tax adviser as to whether the Policy would be so deemed.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for the Policy including the amount of any loan received under the Policy to the extent that the loan is included in the gross income of the Policy owner minus (ii) the aggregate amount received under the Policy which was excluded from the gross income of the Policy owner, except that the amount of any loan received under the policy which is excluded from gross income shall be disregarded.

MULTIPLE CONTRACTS. Under TAMRA, all modified endowment contracts that are issued by Fortis Benefits (or its affiliates) to the same Policy owner during a calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

EXCHANGES. TAMRA also provides that a life insurance contract received in exchange for a Policy classified as a modified endowment contract will also be treated as a modified endowment contract. Accordingly, a Policy owner should consult a tax adviser before effecting an exchange of a Policy.

TAXATION OF FORTIS BENEFITS

Fortis Benefits does not initially expect to incur any federal income tax upon the earnings or capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Fortis Benefits determines that it may incur such taxes, it may assess a charge against the Separate Account for those taxes, which would reduce a Policy's net investment return.

Under present laws, Fortis Benefits may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Fortis Benefits may decide to make charges for such taxes or provisions for such taxes against the Separate Account.

OTHER POLICY PROVISIONS

OWNER. The owner of a Policy is the insured, unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a successor who would become the Policy owner if the owner should die before the insured dies. Otherwise the owner's estate would become the owner.

BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse of the insured may be subject to applicable laws and regulations. Fortis Benefits is not responsible for the validity of any change.

COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral. Rights under the Policy will be transferred to the extent of the assignee's interest. Fortis Benefits is not bound by an assignment or release thereof, unless it is in writing and is recorded at its Home Office. Fortis Benefits is not responsible for the validity of any assignment or release thereof.

DATE OF RECEIPT. The Date of Receipt by Fortis Benefits of any payment or other communication is the actual date it is received at Fortis Benefits Home Office in proper form unless received (1) after the close of the NYSE, or (2) on a date which is not a Valuation Date. In either of these two cases, the Date of Receipt will be deemed to be the next Valuation Date.

DATE OF CERTAIN CHANGES. Changes in beneficiaries and successor owners and assignments take effect as of the date the owner signed the change request, subject to any actions taken by Fortis Benefits prior to the Date of Receipt of written notice of the change in form satisfactory to Fortis Benefits or, in the case of an assignment, recording by Fortis Benefits.

SUICIDE. The insurance proceeds will not be paid if the insured commits suicide within two years (one year in Colorado and North Dakota) from the Policy Date. Instead, Fortis Benefits will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan, plus any loan interest paid for periods beyond the date of death, and less any partial withdrawals. If the insured commits suicide more than two years after the Policy Date but within two years (one year in Colorado and North Dakota) from the effective date of any reinstatement or increase in Face Amount requested by the Policy owner, Fortis Benefits liability with respect to such increase or reinstatement will be limited to the cost of insurance attributable to such increase or reinstatement since that date.

AGE AND SEX. If the insured's Age or sex as stated in the application is not correct, the death benefit under a Policy will be adjusted to reflect the amount of insurance coverage which the most recent cost of insurance charges and deductions for riders would have purchased at the correct Age and sex. As used herein, "Age" is the insured's actual age on the most recent Policy Anniversary.

INCONTESTABILITY. Fortis Benefits may contest the validity of a Policy, any Face Amount increase, or any optional insurance benefit based on other misstatements in the application therefor. However, any such statements will be considered representations and not warranties. Fortis Benefits will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Policy Date. Fortis Benefits will not contest the validity of any optional insurance benefit, reinstatement or increase in Face Amount after it has been in force during the insured's lifetime for two years from its effective date.

OPTION TO EXTEND MATURITY DATE. This option is available as part of Policies issued in a state that has approved the endorsement containing this provision. This option allows the Policy owner to request a later maturity date, if the Policy Value is at least $2,000. The request must be in writing and must be made within 60 days of the current maturity date.

If this option is exercised the Policy owner will not be permitted to (1) make any further premium payments except if necessary to prevent lapse of the Policy
(2) make any Face Amount or death benefit option changes or (3) make any partial withdrawals that would reduce the Policy Value below $2,000.

Also, upon exercise of this option the following occurs: (1) No further cost of insurance charges are deducted as part of the Monthly Deduction (2) The Guaranteed Death Benefit lapses and the Death Benefit becomes the Alternative Death Benefit (see Death Benefit Options--Alternative Death Benefit) (3) No further Policy Value Advances or Cash Value Bonuses are credited (4) All supplemental riders except the Accelerated Benefit Rider terminate and (5) Any Policy loan will be charged interest at an effective annual rate of 3.85% per year payable in advance.

DIVIDENDS. The Policies are nonparticipating. This means that they are not eligible for dividends and they do not participate in any distribution of Fortis Benefits' surplus.

ADDITIONAL CREDITS FOR CERTAIN GROUPS. The credits described below will be made under Policies owned by Fortis, Inc., its subsidiaries, any individual who at the time of purchase is an officer, director, employee, retiree or sales representative of any such company, any Fortis Series director, any director of any of the other mutual funds managed by Fortis Advisers, Inc., or a spouse or child under the age of 21 of any such person, or a representative or employee of a broker-dealer that has a selling agreement with Fortis Investors, Inc. No credit will be made for any policy for which sales compensation is paid. In Fortis Benefits discretion, certain charges may also be reduced or waived for these categories of persons.

Fortis Benefits will credit 40% of the sum of twelve monthly Required Premiums (calculated without regard to the $25 limit and any optional riders or substandard risks) in the first Policy year and 25% of the sum of twelve such monthly Required Premiums then in effect in the second Policy year. The first credit, after deduction of the Premium Expense Charge, will be applied as if it were a premium payment received on the date the Policy is released by Fortis Benefits to an active status in its processing system. The second credit will be applied similarly on the first Policy Anniversary, unless the Policy owner has requested a Face Amount decrease (in which case, the second credit will be forfeited). The premium returned upon exercise of the Policy owner's right to cancel a Policy will not include the amount of any credit.

The foregoing program is subject to termination at any time without notice. All charge variations will reflect differences in Fortis Benefits expected commissions, sales or administrative expenses or mortality experience with respect to the group of persons to whom such variations apply. All such variations will be pursuant to administrative rules and procedures established by Fortis Benefits from time to time and will be designed to be fair, reasonable and non-discriminatory with respect to each group of Policy owners.

PURCHASES BY LIFE INSURANCE POLICY HOLDERS. When issuing a Policy or increasing the Face Amount for an insured who is already covered by one of its life insurance policies, Fortis Benefits may rely on the evidence of insurability previously provided, rather than relying on new evidence, in which case the suicide and contestability periods will run from the original date of coverage. This procedure applies only to that portion of the Policy's Face Amount which is not in excess of the amount of existing insurance coverage, and the insurance will terminate when the new coverage becomes effective. Any premium paid under the insurance policy for periods beyond the date of termination of that coverage will be refunded.

If the value of an existing life insurance policy which was issued by Fortis Benefits Insurance Company is transferred to a Policy under the provisions of
Section 1035 of the Internal Revenue Code, then the Premium Expense Charge attributable to the amount transferred will be waived.

Also, for term insurance policy holders, if the term policy has been outstanding for at least one year, Fortis Benefits will give the Policy owner a "conversion credit" in the amount of the lesser of the prior twelve months' premiums on the term policy or 25% of twelve monthly Required Premiums for the amount of Policy Face Amount established by the conversion, without regard to any optional benefits provided by rider. The conversion credit, after deduction of the Premium Expense Charge will be applied as if it were a premium payment received by us on the date the Policy is released by Fortis Benefits to an active status in its processing system (or, in the case of an existing Policy, on the effective date of the Face Amount increase). The Policy's Surrender Value and Policy loan value during the first year following the conversion do not include the amount of the conversion credit, nor does the amount paid upon an exercise of the Policy owner's right to cancel a Policy or Face Amount increase.

The foregoing procedures are subject to Fortis Benefits administrative rules as in effect from time to time and may be terminated at any time.

MANAGEMENT

The directors, executive officers, and, to the extent responsible for variable life insurance operations, other officers of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:

OFFICER-DIRECTORS
Robert Brian Pollock (4)      President and Chief Executive Officer; before then
                              Senior Vice President-- Life and Disability.
Thomas Michael Keller (5)     Executive Vice President; before then Senior Vice
                              President of Fortis, Inc.
Dean C. Kopperud (1)          Senior Vice President--also officer of affiliated
                              companies; before then Senior Vice President, Integrated
                              Resources, Inc.
OTHER DIRECTORS
Allen Royal Freedman (2)      Chairman and Chief Executive Officer of Fortis, Inc.
Henry Carroll Mackin (2)      Executive Vice President of Fortis, Inc.
Arie Aristide Fakkert (3)     Assistant General Manager of Fortis International N.V.
EXECUTIVE OFFICERS
Larry A. Medin (1)            Senior Vice President--Sales; before then Senior Vice
                              President--Western Divisional Officer, Colonial Group,
                              Inc.
Robert James Clancy (1)       Senior Vice President--Investment Products; also officer
                              of affiliated companies.
Anthony J. Rotondi (1)        Senior Vice President--Life Operations, also officer of
                              affiliated companies.
John W. Norton (1)            Senior Vice President and General Counsel--Life and
                              Investment Products; also officer of affiliated
                              companies.
Michael John Peninger (4)     Senior Vice President and Chief Financial Officer
Jon H. Nicholson (1)          Vice President--Product Development and Marketing

-------------------------------------------

(1) Address: Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Time Insurance Company, 515 West Wells, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.

(2) Address: Fortis, Inc., One World Trade Center, Suite 5001, New York, NY 10048. Fortis, Inc. is wholly-owned by Fortis International, N.V., which is itself wholly-owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by N.V. AMEV and 50% owned by Groupe Compaignie Financiere et de Reassurance du Groupe AG, Boulevard Emil Jacqmain 53, Brussels, Belgium.

(3) Address: N.V. AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5) Address: 515 West Wells, Milwaukee, WI 53201.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Fortis Benefits will, with respect to certain matters, vote each Subaccount's shares in the corresponding Portfolio at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from persons having the voting interest in the corresponding Subaccount of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote such shares of the Portfolios in its own right, it may elect to do so.

Each Policy owner participating in a Subaccount will be entitled to cast one vote with respect to that Subaccount for each $100 of Policy Value in that Subaccount as of the date stock ownership is determined for the corresponding Fortis Series shareholder meeting. (Fractional votes will be counted.) All shares of the Portfolio held by that Subaccount will be voted in proportion to the votes of Policy owners participating in that Subaccount. Shares held in other separate accounts will in general be voted in accordance with instructions of the participants therein. This tends to diminish the relative voting influence of the Policies. Any shares of a Portfolio owned by Fortis Benefits in its General Account or by affiliated companies of Fortis Benefits will be voted in the same proportion as instructions for that Portfolio which are received from persons having the voting interest in all of Fortis Benefits' separate accounts investing in Fortis Series.

The Policy owners may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment adviser of a Portfolio, changes in fundamental investment policies of a Portfolio, and all other matters that are put to a vote by Fortis Series shareholders.

Notwithstanding contrary Policy owner voting instructions, Fortis Benefits may vote Portfolio shares in any manner necessary to enable any Portfolio to (1) make or refrain from making any change in the investments or investment policies of any Portfolio, if required by any insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any Portfolio which may be initiated by Policy owners or the Fortis Series Board of Directors, provided that Fortis Benefits disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority. If Fortis Benefits does disregard Policy owner voting instructions, an explanation of this action and the reasons for it will be included in the next semi-annual report to Policy owners.

REPORTS

Policy owners will receive promptly statements of significant transactions such as changes in Face Amount, changes in death benefit option, transfers among Subaccounts, partial withdrawals, Policy loans, loan repayments, termination for any reason, reinstatement, premium payments (except for scheduled monthly payments) and unpaid loan interest added to loan principal. These transactions will also be summarized in an annual statement sent to the Policy owner. The annual statement will be as of a date not more than 60 days prior to mailing, and will also summarize the following other items: premiums paid by use of a plan selected by the Policy owner authorizing monthly withdrawals of premiums from the Policy owner's checking account, paycheck or government payment during the annual period, deductions of charges occurring during that annual period, and the status of the death benefit, Policy Value (both total and net of any Contingent Deferred Sales Charge), amounts in the Subaccounts and General Account, and any Policy loan. In addition, an owner will be sent semi-annual reports containing financial statements for Fortis Series, as required by the 1940 Act. Fortis Benefits' current policy is to honor requests for statements of Policy values during a Policy year, although Fortis Benefits reserves the right at any time to cease offering or to charge for this service. Such statements may be requested through the phone number on the cover of this Prospectus.

STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the Policies in all states, other than New York, as soon as possible.

LEGAL MATTERS

The legality of the Policies described in this Prospectus has been passed upon by Douglas R. Lowe, Esquire, Associate General Counsel of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

EXPERTS

The financial statements of Fortis Benefits Insurance Company and Fortis Benefits Insurance Company Variable Account C appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Renee C. West, FSA, MAAA, Actuarial Officer, Individual Actuarial Department of Fortis Benefits, as stated in her opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

The financial statements of Fortis Benefits included in this Prospectus should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies.

Fortis Benefits generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes 2 and 11 to Fortis Benefits' financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company as of December 31, 1994 and 1993, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

In 1993, as discussed in Note 2 to the financial statements, the Company changed its method of accounting for income taxes, postretirement benefits other than pensions and certain investments in debt and equity securities.

      [SIGNATURE]
Minneapolis, Minnesota
February 16, 1995

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                           DECEMBER 31
                                                    -------------------------
                                                       1994          1993
                                                    -----------   -----------
ASSETS
Investments--Note 4
  Fixed maturities, at fair value (amortized cost
   1994--$1,749,347, 1993-- $1,630,393)...........  $ 1,674,782   $ 1,706,702
  Equity securities, at fair value (cost
   1994--$59,010 1993--$56,126)...................       64,552        65,905
  Mortgage loans on real estate, less allowance
   for possible losses (1994-- $7,429;
   1993--$6,324)..................................      452,547       355,515
  Policy loans....................................       49,221        47,009
  Short-term investments..........................      117,562        73,382
  Real estate and other investments...............       13,441        10,976
                                                    -----------   -----------
                                                      2,372,105     2,259,489

Cash..............................................       10,888         6,675

Receivables:
  Uncollected premiums............................       40,667        33,910
  Reinsurance recoverable on unpaid and paid
   losses.........................................       15,181        16,554
  Due from affiliates.............................        2,220         4,555
  Other...........................................       12,593         3,720
                                                    -----------   -----------
                                                         70,661        58,739

Accrued investment income.........................       38,584        32,591
Deferred policy acquisition costs--Note 5.........      232,198       196,483
Property and equipment at cost, less accumulated
 depreciation--Note 6.............................       56,939        53,540
Deferred federal income taxes--Note 8.............       48,509            --
Other assets......................................        1,120           985
Assets held in separate accounts--Note 9..........    1,212,910       975,637
                                                    -----------   -----------
TOTAL ASSETS......................................  $ 4,043,914   $ 3,584,139
                                                    -----------   -----------
                                                    -----------   -----------

                       See notes to financial statements.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                       DECEMBER 31
                                                                                  ----------------------
                                                                                     1994        1993
                                                                                  ----------  ----------
POLICY RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY
  POLICY RESERVES AND LIABILITIES
  Future policy benefit reserves:
    Traditional life insurance..................................................  $  375,257  $  353,407
    Interest sensitive and investment products..................................     912,653     690,061
    Accident and health.........................................................     798,293     752,047
                                                                                  ----------  ----------
                                                                                   2,086,203   1,795,515

  Unearned premiums.............................................................      16,145      18,574
  Other policy claims and benefits payable......................................     169,864     158,705
  Policyholder dividends payable................................................       6,793      10,561
                                                                                  ----------  ----------
                                                                                   2,279,005   1,983,355
  Accrued expenses..............................................................      45,905      45,035
  Current income taxes payable..................................................       4,352       1,069
  Deferred federal income taxes--Note 8.........................................          --       4,229
  Other liabilities.............................................................      32,416      48,107
  Liabilities related to separate accounts......................................   1,208,039     970,436
                                                                                  ----------  ----------
TOTAL POLICY RESERVES AND LIABILITIES...........................................   3,569,717   3,052,231

SHAREHOLDER'S EQUITY--Notes 1, 10 and 12
  Common stock, $5 par value, 1,000,000 shares authorized, issued and
   outstanding..................................................................       5,000       5,000
  Additional paid-in capital....................................................     358,000     345,000
  Retained earnings.............................................................     153,551     130,694
  Unrealized gains (losses) on investments, net--Note 4.........................     (42,908)     50,144
  Unrealized gains on assets held in separate accounts net of deferred taxes of
   $298 in 1994 and $576 in 1993................................................         554       1,070
                                                                                  ----------  ----------
TOTAL SHAREHOLDER'S EQUITY......................................................     474,197     531,908
                                                                                  ----------  ----------
TOTAL RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY...........................  $4,043,914  $3,584,139
                                                                                  ----------  ----------
                                                                                  ----------  ----------

                       See notes to financial statements.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                            YEAR ENDED DECEMBER 31
                                                    ---------------------------------------
                                                       1994          1993          1992
                                                    -----------   -----------   -----------
REVENUES
  Insurance operations
    Traditional life insurance premiums...........  $   207,824   $   187,863   $   191,887
    Interest sensitive and investment product
     policy charges...............................       37,823        28,778        23,690
    Accident and health premiums..................      776,799       738,412       751,534
                                                    -----------   -----------   -----------
                                                      1,022,446       955,053       967,111
  Net investment income--Note 4...................      162,514       153,657       156,431
  Realized gains (losses) on investments--Note
   4..............................................      (28,815)       73,623        37,928
  Other income....................................       35,958        27,100        26,176
                                                    -----------   -----------   -----------
      TOTAL REVENUES..............................    1,192,103     1,209,433     1,187,646

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance....................      162,168       145,958       151,291
    Interest sensitive and investment products....       55,026        50,935        46,490
    Accident and health...........................      620,367       598,146       591,927
                                                    -----------   -----------   -----------
                                                        837,561       795,039       789,708
  Policyholder dividends..........................        1,986         5,855         5,061
  Amortization of deferred policy acquisition
   costs--Note 5..................................       34,566        36,503        37,005
  Insurance commissions...........................       86,111        76,816        80,275
  General and administrative expenses.............      197,427       185,986       199,481
                                                    -----------   -----------   -----------
      TOTAL BENEFITS AND EXPENSES.................    1,157,651     1,100,199     1,111,530
                                                    -----------   -----------   -----------
Income before federal income taxes and cumulative
 effect of accounting changes.....................       34,452       109,234        76,116
Federal income taxes--Note 8......................       11,595        31,090        25,660
                                                    -----------   -----------   -----------
Income before cumulative effect of accounting
 changes..........................................       22,857        78,144        50,456
  Cumulative effect of change in accounting for
   income taxes-- Note 2..........................           --         4,814            --
  Cumulative effect of change in accounting for
   postretirement benefits other than pensions,
   net of tax--Note 2.............................           --        (1,251)           --
                                                    -----------   -----------   -----------
      NET INCOME..................................  $    22,857   $    81,707   $    50,456
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

                       See notes to financial statements.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                               UNREALIZED
                                                                                GAINS ON
                                                                UNREALIZED       ASSETS
                                     ADDITIONAL                    GAINS         HELD IN
                          COMMON       PAID-IN     RETAINED     (LOSSES) ON     SEPARATE
                           STOCK       CAPITAL     EARNINGS     INVESTMENTS     ACCOUNTS       TOTAL
                        -----------  -----------  -----------  -------------  -------------  ---------
Balance January 1,
 1992.................   $   5,000    $ 345,000    $   2,178     $     860      $     588    $ 353,626
Net income............          --           --       50,456            --             --       50,456
Change in unrealized
 gains on investments,
 net..................          --           --           --         3,403             --        3,403
Change in unrealized
 gains on assets held
 in separate account,
 net of deferred tax
 expense of $36.......          --           --           --            --             69           69
                             -----   -----------  -----------  -------------        -----    ---------
Balance December 31,
 1992.................       5,000      345,000       52,634         4,263            657      407,554
Net income............          --           --       81,707            --             --       81,707
Dividends to
 shareholder..........          --           --       (4,000)           --             --       (4,000)
Other.................          --           --          353            --             --          353
Change in unrealized
 gains on investments,
 net..................          --           --           --         2,099             --        2,099
Change in unrealized
 gains on investments,
 net, resulting from
 initial adoption of
 FASB 115 (Note 1)....          --           --           --        43,782             --       43,782
Change in unrealized
 gain on assets held
 in separate account,
 net of deferred tax
 expense of $238......          --           --           --            --            413          413
                             -----   -----------  -----------  -------------        -----    ---------
Balance December 31,
 1993.................       5,000      345,000      130,694        50,144          1,070      531,908
Net income............          --           --       22,857            --             --       22,857
Additional paid-in
 capital..............          --       13,000           --            --             --       13,000
Change in unrealized
 losses on
 investments, net.....          --           --           --       (93,052)            --      (93,052)
Change in unrealized
 loss on assets held
 in separate account,
 net of deferred tax
 benefit of $277......          --           --           --            --           (516)        (516)
                             -----   -----------  -----------  -------------        -----    ---------
Balance December 31,
 1994.................   $   5,000    $ 358,000    $ 153,551     $ (42,908)     $     554    $ 474,197
                             -----   -----------  -----------  -------------        -----    ---------
                             -----   -----------  -----------  -------------        -----    ---------

                       See notes to financial statements.

STATEMENT OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                         YEAR ENDED DECEMBER 31
                                                                                  ------------------------------------
                                                                                     1994         1993         1992
                                                                                  -----------  -----------  ----------
OPERATING ACTIVITIES
  Net income....................................................................  $    22,857  $    81,707  $   50,456
  Adjustments to reconcile net income to net cash provided by operating activities:
    Cumulative effect of accounting changes.....................................           --       (3,563)         --
    Increase in future policy benefit reserves for traditional, interest
     sensitive and accident and health policies.................................       79,014       58,299      44,582
    Increase (decrease) in other policy claims and benefits and policyholder
     dividends payable..........................................................       10,075      (15,868)     (8,318)
    Decrease in deferred federal income taxes...................................       (2,356)      (9,776)    (28,923)
    Increase (decrease) in income taxes payable.................................        3,283      (12,733)     (3,218)
    Amortization of policy acquisition costs....................................       34,566       36,503      37,005
    Policy acquisition costs deferred...........................................      (54,349)     (45,841)    (31,232)
    Provision for mortgage loan losses..........................................        1,105        1,648       1,653
    Provision for depreciation..................................................       12,267        9,399       7,506
    Accrual of discount, net....................................................         (914)          72       3,868
    Change in uncollected premiums, accrued investment income, other
     receivables, unearned premiums, accrued expenses and other liabilities.....      (36,650)       5,751       1,135
    Net realized (gains) losses on investments..................................       28,815      (73,623)    (37,928)
    Other.......................................................................         (135)         164         289
                                                                                  -----------  -----------  ----------
      NET CASH PROVIDED BY OPERATING ACTIVITIES.................................       97,578       32,139      36,875
INVESTING ACTIVITIES
  Purchase of fixed maturity investments........................................   (1,943,697)  (2,337,842) (2,459,482)
  Sales or maturities of fixed maturity investments.............................    1,798,184    2,358,288   2,431,920
  (Increase) decrease in short-term investments.................................      (44,266)      28,756     (76,226)
  Purchase of other investments.................................................     (211,836)    (201,601)    (46,054)
  Sales or maturities of other investments......................................      104,399       75,539      33,414
  Purchase of property and equipment............................................      (16,164)     (13,155)    (27,370)
  Purchase of group insurance business..........................................       (6,644)      (5,521)     (8,685)
  Other.........................................................................          500           49      12,241
                                                                                  -----------  -----------  ----------
      NET CASH USED BY INVESTING ACTIVITIES.....................................     (319,524)     (95,487)   (140,242)
FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.....................................................      200,499       68,943      99,631
    Surrenders and death benefits...............................................      (19,207)     (37,262)    (23,371)
    Interest credited to policyholders..........................................       31,867       30,024      27,958
  Additional paid-in capital from shareholder...................................       13,000           --          --
  Dividends paid to shareholder.................................................           --       (4,000)     (8,000)
                                                                                  -----------  -----------  ----------
      NET CASH PROVIDED BY FINANCING ACTIVITIES.................................      226,159       57,705      96,218
                                                                                  -----------  -----------  ----------
      INCREASE (DECREASE) IN CASH...............................................        4,213       (5,643)     (7,149)
Cash at beginning of year.......................................................        6,675       12,318      19,467
                                                                                  -----------  -----------  ----------
      CASH AT END OF YEAR.......................................................  $    10,888  $     6,675  $   12,318
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
DECEMBER 31, 1994

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF STATEMENT PRESENTATION: Fortis Benefits Insurance Company (the Company) is incorporated in Minnesota and is an indirect wholly-owned subsidiary of Fortis, Inc. The financial statements are presented in conformity with generally accepted accounting principles. Certain amounts included in the 1993 and 1992 financial statements have been reclassified to conform to the 1994 presentation.

RECOGNITION OF REVENUES, POLICY RESERVES AND LIABILITIES AND POLICY ACQUISITION
COSTS: The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

    Premiums for long-duration traditional life policies are recognized as revenues when due over the premium-paying period. Liabilities for future policy benefits and expenses are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

    Revenues for universal life and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the term of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 4% to 7.80% in 1994 and 4% to 7.75% in 1993.

    Premiums for long-term disability, short-term traditional life, and accident and health are recognized as revenues ratably over the contract period in proportion to the risk insured. Liabilities for future disability income policy benefits are based on the 1964 Commissioners Disability Table at 6 percent interest. Calculated reserves are modified based on the Company's actual experience. Claims and benefits payable for reported and incurred but not reported losses and related loss adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in earnings currently.

    For traditional life, interest sensitive and investment products in force at inception, the Company recorded the present value of future profits as deferred policy acquisition costs. For traditional life, such costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies. For interest sensitive and investment products, such costs are amortized in relation to statutory profits. For group life, accident and health, disability, and dental insurance business acquired on October 1, 1991 (see Note 3), the Company recorded the present value of future profits as deferred policy acquisition costs. These costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies and, if required, are expensed when such costs are deemed not to be recoverable from future policy revenues, including the related investment income.

    For insurance products issued subsequent to December 31, 1984, the costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred, to the extent recoverable from future profits, and amortized against income. The period of amortization varies depending upon the product. For traditional life products, the policy acquisition costs are deferred and amortized over the premium paying period of the contracts. For interest sensitive and investment products, the policy acquisition costs are deferred and amortized in relation to the present value of estimated future gross profits.

INVESTMENTS: The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

Prior to December 31, 1993, the Company classified fixed maturity investments as available-for-sale recorded at the lower of amortized cost or market, computed on a portfolio basis. Equity securities were carried at fair value. At December 31, 1993, all fixed maturity securities were classified as available-for-sale and carried at fair value. The effect of adopting Statement 115 at December 31, 1993 was to increase the carrying amount of fixed maturities by $76,309,000, policyholder dividends payable by $2,684,000, deferred income taxes by $23,575,000 and shareholder's equity by $43,782,000 and to reduce the carrying amount of deferred policy acquisition costs by $6,268,000. Beginning in 1994, the classification of fixed maturity investments between available-for-sale or held to maturity is made at the time of each purchase and, prospectively, that classification is reevaluated as of each balance sheet date.

Changes in market values of available-for-sale securities, after deferred income taxes and after adjustment for the amortization of deferred policy acquisition costs, and participating policyholders' share of earnings are reported as unrealized gains (losses) on investments directly in shareholder's equity and, accordingly, have no effect on net income. The offsets to the unrealized appreciation or depreciation represent valuation adjustments relating to amounts of additional deferred policy acquisition costs or amortization of deferred policy acquisition costs and the additional liabilities established for future policyholder benefits and participating policyholders' share of the Company's earnings that would have been required as a charge or credit to operations had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments. Policy loans are reported at unpaid balance.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT: Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight line method over the estimated useful lives of the related property.

INCOME TAXES: Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS: Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS: The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance may result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the impact of future assessments on its financial position but does not believe that the impact will be material.

2.  CHANGES IN ACCOUNTING PRINCIPLES
EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS: Effective January 1, 1993, the Company adopted FASB Statement 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS. The Company elected to immediately recognize the cumulative effect of this change in accounting for postretirement benefits of $1,895,000 ($1,251,000 net of deferred income tax benefit), which represents the accumulated postretirement benefit obligation existing at January 1, 1993. Prior years' financial statements have not been restated. The impact of Statement 106 on operating results for 1993 was not material.

ACCOUNTING FOR INCOME TAXES: Effective January 1, 1993, the Company adopted FASB Statement 109, ACCOUNTING FOR INCOME TAXES. Statement 109 provides for a balance sheet approach in determining deferred income tax assets and liabilities. The cumulative effect of adopting Statement 109 increased the Company's deferred tax asset and net income by approximately $4,814,000 in 1993. As permitted under Statement 109, prior years' financial statements have not been restated.

ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION
CONTRACTS: In 1993, the Company adopted FASB Statement 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS. Under Statement 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance recoverables. The effect of adopting Statement 113 was to increase both assets and liabilities by $15,752,000 at December 31, 1993.

ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES: The Company adopted FASB Statement 115, ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES, as of December 31, 1993. Under Statement 115, all fixed maturities are classified as available-for-sale and carried at fair value, while equity securities continue to be carried at fair value. Adoption of Statement 115 had no effect on net income in 1993.

3.  ACQUIRED BUSINESS
    In October, 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The Company purchased this business for $318,000,000. Per contractual agreement, additional payments were paid to MBL based upon the persistency of the long term disability portion of the business. Under terms of this agreement, the Company paid $6,644,000, $5,521,000 and $8,685,000 in 1994, 1993, and 1992, respectively.
This additional purchase price was accounted for as deferred policy acquisition costs. No additional payments will be made.

4.  INVESTMENTS
AVAILABLE FOR SALE SECURITIES: The following is a summary of the available for sale securities (in thousands):

                                                        GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED
                                             COST        GAIN         LOSS      FAIR VALUE
                                          ----------  ----------   ----------   ----------
December 31, 1994:
  Fixed Income Securities:
    Governments.........................  $ 829,607    $ 1,129      $40,642     $  790,094
    Public utilities....................     60,885      1,132        1,389         60,628
    Industrial & miscellaneous..........    847,018      3,184       38,505        811,697
    Other...............................     11,837        764          238         12,363
                                          ----------  ----------   ----------   ----------
      Total.............................  1,749,347      6,209       80,774      1,674,782
  Equity Securities.....................     59,010      9,896        4,354         64,552
                                          ----------  ----------   ----------   ----------
      Total.............................  $1,808,357   $16,105      $85,128     $1,739,334
                                          ----------  ----------   ----------   ----------
                                          ----------  ----------   ----------   ----------
December 31, 1993:
  Fixed Income Securities:
    Governments.........................  $ 323,629    $ 8,684      $ 2,642     $  329,671
    Public utilities....................    108,444      9,583           --        118,027
    Industrial & miscellaneous..........  1,010,933     58,880        3,294      1,066,519
    Other...............................    187,387      5,338          240        192,485
                                          ----------  ----------   ----------   ----------
      Total.............................  1,630,393     82,485        6,176      1,706,702
  Equity Securities.....................     56,126     12,040        2,261         65,905
                                          ----------  ----------   ----------   ----------
      Total.............................  $1,686,519   $94,525      $ 8,437     $1,772,607
                                          ----------  ----------   ----------   ----------
                                          ----------  ----------   ----------   ----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1994, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     AMORTIZED
                                                       COST       FAIR VALUE
                                                    -----------   -----------
Due in one year or less...........................  $   54,540    $    54,333
Due after one year through five years.............     407,103        393,734
Due after five years through ten years............     650,526        629,070
Due after ten years...............................     637,178        597,645
                                                    -----------   -----------
  Total...........................................  $1,749,347    $ 1,674,782
                                                    -----------   -----------
                                                    -----------   -----------

MORTGAGE LOANS: The Company has issued commercial mortgage loans on properties located throughout the country. Approximately 34% of outstanding principal is concentrated in the states of California, Florida and Texas at December 31, 1994 as compared to 38% at December 31, 1993. Loan commitments outstanding at December 31, 1994 totalled $47,375,000.

In May 1993, FASB issued Statement 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, which becomes effective for fiscal years beginning after December 15, 1994, and which the Company will adopt in 1995. Statement 114 requires that impaired loans are to be valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or, as a practical expedient, at the loan's observable market price, or the fair market value of the collateral if the loan is collateral dependent. The Company does not expect the impact of adoption to be material to its financial position or operating results.

INVESTMENTS ON DEPOSIT: The Company had fixed maturities and mortgage loans on real estate carried at $2,635,000 and $8,132,000, respectively, at December 31, 1994, and $2,470,000 and $8,132,000 respectively, at December 31, 1993 on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES): The adjusted net unrealized gains (losses) recorded in shareholder's equity (See Note 1) were as follows (in thousands):

                                                                 1994       1993       1992
                                                               ---------  ---------  ---------
Change in unrealized gains (losses) before adjustment for the following items (for equity securities only in 1993 and
 1992).......................................................  $(155,923) $   3,979  $   5,705
  Capitalization (amortization) of deferred policy
   acquisition costs.........................................      9,288         --         --
  Effect of initial adoption of FASB 115.....................         --     43,782         --
  Participating policyholders' share of earnings.............      2,684         --         --
  Deferred income taxes......................................     50,383     (1,467)    (2,233)
                                                               ---------  ---------  ---------
Change in net unrealized gains (losses)......................    (93,568)    46,294      3,472
Net unrealized gains, beginning of the year..................     51,214      4,920      1,448
                                                               ---------  ---------  ---------
Net unrealized gains (losses), end of year...................  $ (42,354) $  51,214  $   4,920
                                                               ---------  ---------  ---------
                                                               ---------  ---------  ---------

The increase (decrease) in unrealized gains on fixed maturity investments was $31,079,000 in 1993 and $(5,538,000) in 1992. The deferred tax expense (benefit) would have been $10,878,000 in 1993 and $(1,883,000) in 1992.

NET INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS: Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                       REALIZED GAINS (LOSSES)
                                       NET INVESTMENT INCOME               ON INVESTMENTS
                                  -------------------------------  -------------------------------
                                    1994       1993       1992       1994       1993       1992
                                  ---------  ---------  ---------  ---------  ---------  ---------
Fixed maturities................  $ 119,668  $ 120,844  $ 128,532  $ (27,854) $  70,626  $  38,864
Equity securities...............      1,937      1,490        654      1,352      3,955         10
Mortgage loans on real estate...     36,816     28,370     25,205     (2,992)    (1,805)    (1,700)
Policy loans....................      2,731      3,004      2,968         --         --         --
Short-term investments..........      4,671      4,282      3,152        (60)         1          4
Real estate & other
 investments....................      2,138      1,171      1,132        739        846        750
                                  ---------  ---------  ---------  ---------  ---------  ---------
  Total.........................    167,961    159,161    161,643  $ (28,815) $  73,623  $  37,928
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------
Expenses........................     (5,447)    (5,504)    (5,212)
                                  ---------  ---------  ---------
                                  $ 162,514  $ 153,657  $ 156,431
                                  ---------  ---------  ---------
                                  ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $1,798,185,000, $335,230,000, and $2,425,212,000 in 1994, 1993, and 1992, respectively. Gross gains of $16,618,000, $75,133,000 and $55,833,000 and gross losses of
$44,472,000, $4,507,000, and $16,969,000 were realized on the sales in 1994,
1993, and 1992, respectively.

5.  DEFERRED POLICY ACQUISITION COSTS
    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                        INTEREST
                                         TRADITIONAL  SENSITIVE AND  ACCIDENT AND
                                            LIFE       INVESTMENT       HEALTH        TOTAL
                                         -----------  -------------  -------------  ---------
Balance January 1, 1993................   $  74,325     $  59,212      $  54,354    $ 187,891
Acquisition costs deferred:
  Acquired business....................          --            --          5,521        5,521
  Other business.......................          --        45,841             --       45,841
Acquisition costs amortized............     (12,851)      (10,839)       (12,812)     (36,502)
Allowance for additional amortization
 from unrealized gains on
 available-for-sale securities.........          --        (6,268)            --       (6,268)
                                         -----------  -------------  -------------  ---------
Balance December 31, 1993..............      61,474        87,946         47,063      196,483
Acquisition costs deferred:
  Acquired business....................          --            --          6,644        6,644
  Other business.......................          --        54,349             --       54,349
Acquisition costs amortized............     (11,564)      (10,274)       (12,728)     (34,566)
Additional deferred acquisition costs
 from unrealized losses on
 available-for-sale securities.........          --         9,288             --        9,288
                                         -----------  -------------  -------------  ---------
Balance December 31, 1994..............   $  49,910     $ 141,309      $  40,979    $ 232,198
                                         -----------  -------------  -------------  ---------
                                         -----------  -------------  -------------  ---------

Included within total deferred policy acquisition costs at December 31, 1994 is $68,194,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. The estimated amount of PVP to be amortized during each of the next four years is as follows: 1995--$21,444,000; 1996--$19,210,000;
1997-- $17,262,000; 1998--$10,278,000.

During 1994, 1993, and 1992, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized capital (losses) gains resulted in (reduced) additional amortization of acquisition costs deferred of $(935,000), $5,400,000, and $5,300,000, respectively. In addition, the Company (reduced) recorded additional policyholder dividends payable of $(761,000) in 1994 and $2,800,000 in 1993.

6.  PROPERTY AND EQUIPMENT
    A summary of property and equipment for each year follows (in thousands):

                                                                 1994       1993
                                                               ---------  ---------
Land.........................................................  $   1,900  $   1,900
Building and improvements....................................     23,084     22,382
Furniture and equipment......................................     68,017     55,896
                                                               ---------  ---------
                                                                  93,001     80,178
Less accumulated depreciation................................    (36,062)   (26,638)
                                                               ---------  ---------
  NET PROPERTY AND EQUIPMENT.................................  $  56,939  $  53,540
                                                               ---------  ---------
                                                               ---------  ---------

7.  UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES
    Activity for the liability for unpaid accident and health claims and claims adjustment expense is summarized as follows (in thousands):

                                                                  YEAR ENDED DECEMBER 31
                                                              -------------------------------
                                                                1994       1993       1992
                                                              ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables....  $ 806,538  $ 776,194  $ 755,849
Add: Incurred losses related to:
  Current year..............................................    656,052    612,621    645,008
  Prior years...............................................    (58,218)   (41,619)   (54,869)
                                                              ---------  ---------  ---------
Total incurred losses.......................................    597,834    571,002    590,139
Deduct: Paid losses related to:
  Current year..............................................    377,595    353,124    378,879
  Prior years...............................................    187,967    187,534    190,915
                                                              ---------  ---------  ---------
Total paid losses...........................................    565,562    540,658    569,794
                                                              ---------  ---------  ---------
Balance as of December 31, net of reinsurance
 recoverables...............................................  $ 838,810  $ 806,538  $ 776,194
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

In 1994 and 1993, the accident/health business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business, a reduction of loss reserves which considered historically high inflation in medical costs and, in 1994, a refinement in the claims reserve estimates.

8.  FEDERAL INCOME TAXES
    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

The cumulative effect of adopting Statement 109 as of January 1, 1993 was to increase net income for 1993 by $4,814,000. An increase in the tax rate from 34% to 35% was effective in the third quarter of 1993 and resulted in a $305,000 increase in net income from the recalculation of the deferred liability account.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1994 and 1993 are as follows (in thousands):

                                                          1994       1993
                                                        ---------  ---------
Deferred tax assets:
  Reserves............................................  $  42,715  $  46,823
  Separate account assets/liabilities.................     27,663     19,313
  Unrealized losses...................................     22,806         --
  Accrued liabilities.................................     14,565     12,142
  Claims and benefits payable.........................      1,976      1,860
  Other...............................................      1,393      1,268
                                                        ---------  ---------
    Total deferred tax assets.........................    111,118     81,406

Deferred tax liabilities:
  Unrealized gains....................................         --     27,577
  Deferred policy acquisition costs...................     55,329     43,336
  Investments.........................................      1,194      9,949
  Fixed assets........................................      6,086      4,585
  Other...............................................         --        188
                                                        ---------  ---------
    Total deferred tax liabilities....................     62,609     85,635
                                                        ---------  ---------
    Net deferred tax asset (liability)................  $  48,509  $  (4,229)
                                                        ---------  ---------
                                                        ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The components of the provision for deferred income taxes for the year ended December 31, 1992 based on APB Opinion 11 are as follows (in thousands):

                                                                  1992
                                                                ---------
Amortization of present value of future profits...............  $  (4,709)
Deferred policy acquisition costs.............................      2,898
Increase in policy reserves...................................    (10,568)
Accrual of discount on investments............................        474
Purchase accounting adjustments...............................    (24,711)
Depreciation expense..........................................      1,323
Discounting of post-1986 unpaid losses and loss adjustment
 expenses.....................................................        660
Expenses accrued not currently deductible for tax.............     (4,369)
Other.........................................................     (1,648)
                                                                ---------
  Deferred income tax expense (benefit).......................  $ (40,650)
                                                                ---------
                                                                ---------

The Company's tax expense before cumulative effect of accounting changes is shown as follows (in thousands):

                                          1994       1993       1992
                                        ---------  ---------  ---------
Current...............................  $  15,046  $  35,747  $  66,310
Deferred..............................     (3,451)    (4,657)   (40,650)
                                        ---------  ---------  ---------
                                        $  11,595  $  31,090  $  25,660
                                        ---------  ---------  ---------
                                        ---------  ---------  ---------

Tax payments were made of $18,080,000, $53,600,000, and $64,600,000 in 1994,
1993, and 1992, respectively. Tax refunds were received of $7,729,000 and $17,130,493 in 1994 and 1992, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                     1994     1993     1992
                                                    ------   ------   ------
Statutory income tax rate.........................   35.0%    35.0%    34.0%
Tax audit provision...............................    0.8%    (4.6)%     --
Other, net........................................   (2.1)%   (1.9)%   (0.3)%
                                                    ------   ------   ------
                                                     33.7%    28.5%    33.7%
                                                    ------   ------   ------
                                                    ------   ------   ------

9.  ASSETS HELD IN SEPARATE ACCOUNTS
    Separate account assets were as follows (in thousands):

                                                       1994         1993
                                                    -----------   ---------
Premium and annuity considerations for the
 variable annuity products and variable universal
 life product for which the contractholder, rather
 than the Company, bears the investment risk......  $ 1,208,038   $ 970,436
Assets of the separate accounts owned by the
 Company, at fair value...........................        4,872        5201
                                                    -----------   ---------
                                                    $ 1,212,910   $ 975,637
                                                    -----------   ---------
                                                    -----------   ---------

10. STATUTORY ACCOUNTING PRACTICES
    Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                           SHAREHOLDER'S EQUITY
                                                    NET INCOME
                                          -------------------------------  --------------------
                                            1994       1993       1992       1994       1993
                                          ---------  ---------  ---------  ---------  ---------
Based on statutory accounting
 practices..............................  $  49,759  $  46,605  $  26,499  $ 304,231  $ 258,574
Deferred policy acquisition costs.......     19,783      9,338     (5,772)   232,198    196,483
Investment valuation differences........        370        520        (17)   (85,944)    65,716
Deferred and uncollected premiums.......        (14)     1,655        763     (8,393)    (8,680)
Unearned premiums.......................      1,126      7,035     (1,253)   (13,008)   (14,133)
Loading and equity in unearned
 premiums...............................        316       (179)      (248)        85         82
Property and equipment..................       (204)       (63)       (20)    22,027     18,424
Policy reserves.........................    (26,655)   (38,558)   (19,606)   (72,192)   (45,547)
Current income taxes payable............         --      4,656     (1,609)    (4,786)    (4,786)
Deferred income taxes...................      2,356      9,776     40,650     48,509     (4,229)
Realized gains (losses) on
 investments............................     (1,052)     3,651       (781)        --         --
Realized gains (losses) transferred to
 the Interest Maintenance Reserve (IMR),
 net of tax.............................    (18,456)    40,459     23,266         --         --
Amortization of IMR, net of tax.........     (5,479)    (3,777)    (8,649)        --         --
Interest maintenance reserve............         --         --         --     27,364     51,299
Asset valuation reserve.................         --         --         --     32,011     31,233
Cumulative effect of accounting
 changes................................         --      3,563         --         --         --
Other, net..............................      1,007     (2,974)    (2,767)    (7,905)   (12,528)
                                          ---------  ---------  ---------  ---------  ---------
                                          $  22,857  $  81,707  $  50,456  $ 474,197  $ 531,908
                                          ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------

11. REINSURANCE
    The maximum amount that the Company retains on any one life is $750,000 of life insurance including accidental death. Amounts in excess of $750,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums were as follows (in thousands):

                                          1994       1993       1992
                                        ---------  ---------  ---------
Life Insurance........................  $   5,571  $   4,366  $   5,772
Accident & Health Insurance...........     36,782     37,088     46,508
                                        ---------  ---------  ---------
                                        $  42,353  $  41,454  $  52,280
                                        ---------  ---------  ---------
                                        ---------  ---------  ---------

Recoveries under reinsurance contracts were as follows (in thousands):

                                          1994       1993       1992
                                        ---------  ---------  ---------
Life Insurance........................  $   1,650  $   6,963  $   5,669
Accident & Health Insurance...........     19,913     15,448     47,482
                                        ---------  ---------  ---------
                                        $  21,563  $  22,411  $  53,151
                                        ---------  ---------  ---------
                                        ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

12. DIVIDEND RESTRICTIONS
    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $41,595,000 free from such restrictions at December 31, 1994. Distributions in excess of this amount would require regulatory approval.

13. TRANSACTIONS WITH AFFILIATED COMPANIES
    The Company receives various services from Fortis, Inc. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for the years ended December 31, 1994, 1993, and 1992, were $8,944,000, $8,595,000, and $8,239,000 respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $57,307,000, $27,931,000, and $19,898,000 in commissions to its affiliate,
Fortis Investors, Inc. for the years ended December 31, 1994, 1993, and 1992, respectively.

14. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS: Investments are reported in the accompanying balance sheets on the following basis:

    The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

    Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

    The fair values for the Company's policy reserves under investment products are determined using cash surrender value.

    The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                     DECEMBER 31
                                                    ----------------------------------------------
                                                             1994                    1993
                                                    ----------------------  ----------------------
                                                     CARRYING                CARRYING
                                                      AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                                    ----------  ----------  ----------  ----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities............................  $1,674,782  $1,674,782  $1,706,702  $1,706,702
      Equity securities...........................      64,552      64,552      65,905      65,905
    Mortgage loans on real estate.................     452,547     434,503     355,515     367,746
    Policy loans..................................      49,221      49,221      47,009      47,009
    Short-term investments........................     117,562     117,562      73,382      73,382
    Cash..........................................      10,888      10,888       6,675       6,675
    Assets held in separate accounts..............   1,212,910   1,212,910     975,637     975,637
Liabilities:
  Individual and group annuities (subject to
   discretionary withdrawal)......................     692,196     657,454     480,900     456,300

15. COMMITMENTS AND CONTINGENCIES
    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

16. RETIREMENT AND OTHER EMPLOYEE BENEFITS
    The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation during such years of service. Fortis, Inc. is not able to segregate Company specific benefit obligations or plan assets. On an aggregate basis, the fair value of plan assets exceeded the accumulated benefit obligations as of December 31, 1994.

The Company has a profit sharing plan covering substantially all employees which provides benefits payable to participants on retirement or disability and to beneficiaries of participants in event of the participant's death. Amounts contributed to the plan and expensed by the Company were $3,536,000 and $3,399,000 in 1994 and 1993, respectively.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund's Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, and High Yield Subaccounts) as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years then ended, except for the Fortis Series Fund's Aggressive Growth, Growth & Income, and High Yield Subaccounts which are for the year ended December 31, 1994. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting Fortis Benefits Insurance Company Variable Account C at December 31, 1994, and the results of their operations and changes in their net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

         [SIGNATURE]

Minneapolis, Minnesota
March 24, 1995

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1994

                               U.S. GOVT.   MONEY       ASSET    DIVERSIFIED    GLOBAL    AGGRESSIVE  GROWTH &
                 GROWTH STOCK  SECURITIES   MARKET   ALLOCATION    INCOME      GROWTH       GROWTH     INCOME   HIGH YIELD
                  PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO    SERIES
                  SUBACCOUNT   SUBACCOUNT SUBACCOUNT SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT SUBACCOUNT SUBACCOUNT
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
ASSETS
Investments in
 Fortis Series
 Funds, Inc., at
 market value
 (Note 2):
  Growth Stock
   Series
   (3,237,912
   shares;
   cost--$63,961,752)... $71,580,527
  U.S.
   Government
   Securities
   Series
   (758,711
   shares;
   cost--
  $8,172,171)...               $7,129,989
  Money Market
   Series
   (397,488
   shares;
   cost--$4,145,861)...                   $4,225,618
  Asset
   Allocation
   Series
   (1,215,468
   shares;
   cost--$15,835,476)...                             $16,483,814
  Diversified
   Income Series
   (306,614
   shares;
   cost--$3,574,792)...                                          $3,189,335
  Global Growth
   Series
   (1,733,570
   shares;
   cost--$21,153,654)...                                                    $21,333,481
  Aggressive
   Growth Series
   (233,631
   shares;
   cost--$2,257,975)...                                                                   $2,288,670
  Growth &
   Income Series
   (124,756
   shares;
   cost--$1,256,389)...                                                                              $1,256,238
  High Yield
   Series
   (183,296
   shares;
   cost--$1,824,469)...                                                                                         $1,735,443
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
                  71,580,527   7,129,989  4,225,618  16,483,814  3,189,335   21,333,481   2,288,670  1,256,238  1,735,443
Attributable to
 Fortis Benefits
 Insurance
 Company........   1,279,487          --         --     667,902         --      501,474     587,791    604,185  1,231,006
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
Net assets for
 variable life
 insurance
 policies....... $70,301,040   $7,129,989 $4,225,618 $15,815,912 $3,189,335 $20,832,007   $1,700,879 $ 652,053  $ 504,437
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
Accumulation
 units
 outstanding....   4,345,216     545,205    343,687   1,073,015    235,648    1,692,124     172,983     62,693     50,920
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
Net asset value
 for variable
 life insurance
 policies per
 accumulation
 unit........... $     16.18   $   13.08  $   12.29  $    14.74  $   13.53  $     12.31   $    9.83  $   10.40  $    9.91
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------
                 ------------  ---------- ---------- ----------- ---------- ------------  ---------- ---------- ----------

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                             YEAR ENDED DECEMBER 31
                                                    ----------------------------------------
                                                        1994          1993          1992
                                                    ------------   -----------   -----------
GROWTH STOCK PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    524,850   $   186,295   $   194,919
  Mortality and expense and policy advance charges
   (Note 3).......................................      (630,146)     (406,385)     (196,675)
                                                    ------------   -----------   -----------
Net investment loss...............................      (105,296)     (220,090)       (1,756)
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................       193,238       315,227            --
Net change in unrealized (depreciation)
 appreciation on investments......................    (1,828,331)    3,121,509     1,311,743
                                                    ------------   -----------   -----------
Net (decrease) increase in net assets from
 operations.......................................  $ (1,740,389)  $ 3,216,646   $ 1,309,987
                                                    ------------   -----------   -----------
                                                    ------------   -----------   -----------
U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    607,364   $   523,262   $   251,334
  Mortality and expense and policy advance charges
   (Note 3).......................................       (79,454)      (51,142)      (34,292)
                                                    ------------   -----------   -----------
Net investment income.............................       527,910       472,120       217,042
Net realized (loss) gain on redemption of Fortis
 Series Fund, Inc. portfolio shares...............      (126,731)       56,486            --
Net change in unrealized depreciation on
 investments......................................      (967,547)     (133,072)      (66,898)
                                                    ------------   -----------   -----------
Net (decrease) increase in net assets from
 operations.......................................  $   (566,368)  $   395,534   $   150,144
                                                    ------------   -----------   -----------
                                                    ------------   -----------   -----------
MONEY MARKET PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $         --   $    35,403   $    37,503
  Mortality and expense and policy advance charges
   (Note 3).......................................       (21,446)      (14,578)       (9,903)
                                                    ------------   -----------   -----------
Net investment (loss) income......................       (21,446)       20,825        27,600
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................        13,988         4,990            --
Net change in unrealized appreciation
 (depreciation) on investments....................       100,566        (3,006)        5,429
                                                    ------------   -----------   -----------
Net increase in net assets from operations........  $     93,108   $    22,809   $    33,029
                                                    ------------   -----------   -----------
                                                    ------------   -----------   -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                           YEAR ENDED DECEMBER 31
                                                    ------------------------------------
                                                        1994         1993        1992
                                                    ------------   ---------   ---------
ASSET ALLOCATION PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    626,408   $ 363,460   $ 194,016
  Mortality and expense and policy advance charges
   (Note 3).......................................      (146,296)    (91,158)    (43,171)
                                                    ------------   ---------   ---------
Net investment income.............................       480,112     272,302     150,845
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................        42,277      67,563          --
Net change in unrealized (depreciation)
 appreciation on investments......................      (652,759)    432,499     184,791
                                                    ------------   ---------   ---------
Net (decrease) increase in net assets from
 operations.......................................  $   (130,370)  $ 772,364   $ 335,636
                                                    ------------   ---------   ---------
                                                    ------------   ---------   ---------
DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    257,570   $ 120,019   $  16,039
  Mortality and expense and policy advance charges
   (Note 3).......................................       (29,757)    (11,358)     (2,020)
                                                    ------------   ---------   ---------
Net investment income.............................       227,813     108,661      14,019
Net realized (loss) gain on redemption of Fortis
 Series Fund, Inc. portfolio shares...............       (32,443)     16,707          --
Net change in unrealized depreciation on
 investments......................................      (335,368)    (49,202)     (3,365)
                                                    ------------   ---------   ---------
Net (decrease) increase in net assets from
 operations.......................................  $   (139,998)  $  76,166   $  10,654
                                                    ------------   ---------   ---------
                                                    ------------   ---------   ---------
GLOBAL GROWTH PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    144,687   $  25,615   $  10,131
  Mortality and expense and policy advance charges
   (Note 3).......................................      (157,000)    (35,224)     (2,084)
                                                    ------------   ---------   ---------
Net investment income (loss)......................       (12,313)     (9,609)      8,047
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................       490,813      33,810          --
Net change in unrealized (depreciation)
 appreciation on investments......................    (1,085,870)    930,476     254,238
                                                    ------------   ---------   ---------
Net (decrease) increase in net assets from
 operations.......................................  $   (607,370)  $ 954,677   $ 262,285
                                                    ------------   ---------   ---------
                                                    ------------   ---------   ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                               1994
                                                                           -------------
AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income........................................................    $   8,878
  Mortality and expense and policy advance charges (Note 3)..............       (4,484)
                                                                           -------------
Net investment income....................................................        4,394
Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
 shares..................................................................       (2,388)
Net change in unrealized appreciation on investments.....................       33,036
                                                                           -------------
Net increase in net assets from operations...............................    $  35,042
                                                                           -------------
                                                                           -------------
GROWTH & INCOME PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income........................................................    $  12,968
  Mortality and expense and policy advance charges (Note 3)..............       (1,404)
                                                                           -------------
Net investment income....................................................       11,564
Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
 shares..................................................................          124
Net change in unrealized appreciation on investments.....................        6,216
                                                                           -------------
Net increase in net assets from operations...............................    $  17,904
                                                                           -------------
                                                                           -------------
HIGH YIELD PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income........................................................    $  81,918
  Mortality and expense and policy advance charges (Note 3)..............       (1,463)
                                                                           -------------
Net investment income....................................................       80,455
Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
 shares..................................................................       (3,503)
Net change in unrealized depreciation on investments.....................      (29,639)
                                                                           -------------
Net increase in net assets from operations...............................    $  47,313
                                                                           -------------
                                                                           -------------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                                         YEAR ENDED DECEMBER 31
                                                                                  -------------------------------------
                                                                                     1994         1993         1992
                                                                                  -----------  -----------  -----------
GROWTH STOCK PORTFOLIO SUBACCOUNT
From operations:
  Net investment loss...........................................................  $  (105,296) $  (220,090) $    (1,756)
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................      193,238      315,227           --
  Net change in unrealized (depreciation) appreciation on investments...........   (1,828,331)   3,121,509    1,311,743
                                                                                  -----------  -----------  -----------
Net (decrease) increase in net assets resulting from operations.................   (1,740,389)   3,216,646    1,309,987
Capital transactions:
  Purchase of Variable Account C units..........................................   24,347,849   18,848,153   13,122,018
  Redemption of Variable Account C units........................................   (1,563,675)  (1,856,898)  (1,607,358)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........      630,146           --      196,675
  Mortality and expense charge due from Fortis Series Funds, Inc................           --      406,385           --
  Dividend income distribution to Fortis Benefits Insurance Company.............       (9,364)          --       (3,950)
                                                                                  -----------  -----------  -----------
Net increase in net assets from capital transactions............................   23,404,956   17,397,640   11,707,385
                                                                                  -----------  -----------  -----------
Total increase in net assets....................................................   21,664,567   20,614,286   13,017,372
Net assets, beginning of year...................................................   49,915,960   29,301,674   16,284,302
                                                                                  -----------  -----------  -----------
Net assets, end of year.........................................................  $71,580,527  $49,915,960  $29,301,674
                                                                                  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------
U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT
From operations:
  Net investment income.........................................................  $   527,910  $   472,120  $   217,042
  Net realized (loss) gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................     (126,731)      56,486           --
  Net change in unrealized depreciation on investments..........................     (967,547)    (133,072)     (66,898)
                                                                                  -----------  -----------  -----------
Net (decrease) increase in net assets resulting from operations.................     (566,368)     395,534      150,144
Capital transactions:
  Purchase of Variable Account C units..........................................    1,951,506    4,101,566    2,384,230
  Redemption of Variable Account C units........................................   (1,984,288)    (971,887)    (385,801)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........       79,454           --       34,292
  Mortality and expense charge due from Fortis Series Funds, Inc................           --       51,142           --
  Redemption of Fortis Benefits Insurance Company investment in subaccount......           --           --   (1,390,338)
                                                                                  -----------  -----------  -----------
Net increase in net assets from capital transactions............................       46,672    3,180,821      642,383
                                                                                  -----------  -----------  -----------
Total (decrease) increase in net assets.........................................     (519,696)   3,576,355      792,527
Net assets, beginning of year...................................................    7,649,685    4,073,330    3,280,803
                                                                                  -----------  -----------  -----------
Net assets, end of year.........................................................  $ 7,129,989  $ 7,649,685  $ 4,073,330
                                                                                  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                                         YEAR ENDED DECEMBER 31
                                                                                  ------------------------------------
                                                                                     1994         1993         1992
                                                                                  -----------  -----------  ----------
MONEY MARKET PORTFOLIO SUBACCOUNT
From operations:
  Net investment (loss) income..................................................  $   (21,446) $    20,825  $   27,600
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................       13,988        4,990          --
  Net change in unrealized appreciation (depreciation) on investments...........      100,566       (3,006)      5,429
                                                                                  -----------  -----------  ----------
Net increase in net assets from operations......................................       93,108       22,809      33,029
Capital transactions:
  Purchase of Variable Account C units..........................................    4,963,584    3,163,424   2,473,144
  Redemption of Variable Account C units........................................   (2,269,774)  (3,233,030) (1,783,229)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........       21,446           --       9,903
  Mortality and expense charge due from Fortis Series Funds, Inc................           --       14,578          --
  Redemption of Fortis Benefits Insurance Company investment in the
   subaccount...................................................................           --           --  (1,070,910)
                                                                                  -----------  -----------  ----------
Net increase (decrease) in net assets from capital transactions.................    2,715,256      (55,028)   (371,092)
                                                                                  -----------  -----------  ----------
Total increase (decrease) in net assets.........................................    2,808,364      (32,219)   (338,063)
Net assets, beginning of year...................................................    1,417,254    1,449,473   1,787,536
                                                                                  -----------  -----------  ----------
Net assets, end of year.........................................................  $ 4,225,618  $ 1,417,254  $1,449,473
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
ASSET ALLOCATION PORTFOLIO SUBACCOUNT
From operations:
  Net investment income.........................................................  $   480,112  $   272,302  $  150,845
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................       42,277       67,563          --
  Net change in unrealized (depreciation) appreciation on investments...........     (652,759)     432,499     184,791
                                                                                  -----------  -----------  ----------
Net (decrease) increase in net assets resulting from operations.................     (130,370)     772,364     335,636
Capital transactions:
  Purchase of Variable Account C units..........................................    5,042,184    5,311,744   2,431,645
  Redemption of Variable Account C units........................................     (514,392)    (572,086)   (210,349)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........      146,296           --      43,171
  Mortality and expense charge due from Fortis Series Funds, Inc................           --       91,158          --
  Dividend income distribution to Fortis Benefits Insurance Company.............      (26,122)          --     (15,527)
                                                                                  -----------  -----------  ----------
Net increase in net assets from capital transactions............................    4,647,966    4,830,816   2,248,940
                                                                                  -----------  -----------  ----------
Total increase in net assets....................................................    4,517,596    5,603,180   2,584,576
Net assets, beginning of year...................................................   11,966,218    6,363,038   3,778,462
                                                                                  -----------  -----------  ----------
Net assets, end of year.........................................................  $16,483,814  $11,966,218  $6,363,038
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                                         YEAR ENDED DECEMBER 31
                                                                                  ------------------------------------
                                                                                     1994         1993         1992
                                                                                  -----------  -----------  ----------
DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT
From operations:
  Net investment income.........................................................  $   227,813  $   108,661  $   14,019
  Net realized (loss) gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................      (32,443)      16,707          --
  Net change in unrealized depreciation on investments..........................     (335,368)     (49,202)     (3,365)
                                                                                  -----------  -----------  ----------
Net (decrease) increase in net assets resulting from operations.................     (139,998)      76,166      10,654
Capital transactions:
  Purchase of Variable Account C units..........................................    2,099,560    1,934,554     444,073
  Redemption of Variable Account C units........................................     (601,619)    (509,368)   (314,214)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........       29,757           --       2,020
  Mortality and expense charge due from Fortis Series Fund, Inc.................           --       11,358          --
                                                                                  -----------  -----------  ----------
Net increase in net assets from capital transactions............................    1,527,698    1,436,544     131,879
                                                                                  -----------  -----------  ----------
Total increase in net assets....................................................    1,387,700    1,512,710     142,533
Net assets, beginning of year...................................................    1,801,635      288,925     146,392
                                                                                  -----------  -----------  ----------
Net assets, end of year.........................................................  $ 3,189,335  $ 1,801,635  $  288,925
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
GLOBAL GROWTH PORTFOLIO SUBACCOUNT
From operations:
  Net investment (loss) income..................................................  $   (12,313) $    (9,609) $    8,047
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................      490,813       33,810          --
  Net change in unrealized (depreciation) appreciation on investments...........   (1,085,870)     930,476     254,238
                                                                                  -----------  -----------  ----------
Net (decrease) increase in net assets from operations...........................     (607,370)     954,677     262,285
Capital transactions:
  Purchase of Variable Account C units..........................................   14,421,587    6,887,276     723,203
  Redemption of Variable Account C units........................................     (702,164)    (722,115)    (28,714)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........      157,000           --       2,084
  Mortality and expense charge due from Fortis Series Fund, Inc.................           --       35,224          --
  Funding of subaccount by Fortis Benefits Insurance Company....................           --           --   2,461,249
  Redemption of Fortis Benefits Insurance Company investment in subaccount......   (2,500,000)          --          --
  Dividend income distributed to Fortis Benefits Insurance Company..............       (3,407)          --      (7,334)
                                                                                  -----------  -----------  ----------
Net increase in net assets from capital transactions............................   11,373,016    6,200,385   3,150,488
                                                                                  -----------  -----------  ----------
Total increase in net assets....................................................   10,765,646    7,155,062   3,412,773
Net assets, beginning of year...................................................   10,567,835    3,412,773          --
                                                                                  -----------  -----------  ----------
Net assets, end of year.........................................................  $21,333,481  $10,567,835  $3,412,773
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                               1994
                                                                           ------------
AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT
From operations:
  Net investment income..................................................   $    4,394
  Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
   shares................................................................       (2,388)
  Net change in unrealized appreciation on investments...................       33,036
                                                                           ------------
Net increase in net assets from operations...............................       35,042
Capital transactions:
  Purchase of Variable Account C units...................................    1,858,035
  Redemption of Variable Account C units.................................     (206,503)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc....        4,484
  Funding of subaccount by Fortis Benefits Insurance Company.............      600,000
  Dividend income distributed to Fortis Benefits Insurance Company.......       (2,388)
                                                                           ------------
Net increase in net assets from capital transactions.....................    2,253,628
                                                                           ------------
Total increase in net assets.............................................    2,288,670
Net assets, beginning of year............................................           --
                                                                           ------------
Net assets, end of year..................................................   $2,288,670
                                                                           ------------
                                                                           ------------
GROWTH & INCOME PORTFOLIO SUBACCOUNT
From operations:
  Net investment income..................................................   $   11,564
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares................................................................          124
  Net change in unrealized appreciation on investments...................        6,216
                                                                           ------------
Net increase in net assets from operations...............................       17,904
Capital transactions:
  Purchase of Variable Account C units...................................      656,805
  Redemption of Variable Account C units.................................      (13,437)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc....        1,404
  Funding of subaccount by Fortis Benefits Insurance Company.............      600,000
  Dividend income distributed to Fortis Benefits Insurance Company.......       (6,438)
                                                                           ------------
Net increase in net assets from capital transactions.....................    1,238,334
                                                                           ------------
Total increase in net assets.............................................    1,256,238
Net assets, beginning of year............................................           --
                                                                           ------------
Net assets, end of year..................................................   $1,256,238
                                                                           ------------
                                                                           ------------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                               1994
                                                                           ------------
HIGH YIELD PORTFOLIO SUBACCOUNT
From operations:
  Net investment income..................................................   $   80,455
  Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
   shares................................................................       (3,503)
  Net change in unrealized depreciation on investments...................      (29,639)
                                                                           ------------
Net increase in net assets from operations...............................       47,313
Capital transactions:
  Purchase of Variable Account C units...................................      733,981
  Redemption of Variable Account C units.................................     (288,164)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc....        1,463
  Funding of subaccount by Fortis Benefits Insurance Company.............    1,300,000
  Dividend income distributed to Fortis Benefits Insurance Company.......      (59,150)
                                                                           ------------
Net increase in net assets from capital transactions.....................    1,688,130
                                                                           ------------
Total increase in net assets.............................................    1,735,443
Net assets, beginning of year............................................           --
                                                                           ------------
Net assets, end of year..................................................   $1,735,443
                                                                           ------------
                                                                           ------------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1994

1.  GENERAL
    Fortis Benefits Insurance Company Variable Account C (the Account) was established as a segregated asset account of Fortis Benefits Insurance Company (Fortis Benefits) on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.

Fortis Benefits was founded in 1910. At the end of 1994, Fortis Benefits had approximately $61 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had over $100 billion in assets at the end of 1994.

Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to the portfolios in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Funds, Inc. (the Fund) which reduces the portfolios' net assets. The fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $5,839,044, $3,748,274 and $1,791,966 in 1994, 1993 and 1992, respectively.

There are nine subaccounts within the Account, each of which invests only in a corresponding portfolio of the Fund. The investment objectives and policies of each of the Account's subaccounts are as follows:

     - GROWTH STOCK PORTFOLIO SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET PORTFOLIO SUBACCOUNT--seeks high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION PORTFOLIO SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH PORTFOLIO SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT--Seeks long-term capital appreciation in equity securities.

     - GROWTH & INCOME PORTFOLIO SUBACCOUNT--Seeks growth of capital and current income through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD PORTFOLIO SUBACCOUNT--Seeks maximum total return through current income and capital appreciation through ownership of a diversified portfolio of high-yielding fixed-income securities.

2.  INVESTMENT IN FORTIS SERIES FUNDS, INC.
INVESTMENTS

Investment in shares of the Fund is stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of the Fund. The Fund's net asset value is based on market quotations of the securities held in the portfolio. The cost of investments sold and redeemed is determined on the average cost method. Prior to 1993 the Account was not able to separately identify realized gains or losses on redemption of the Fund portfolio shares. Any such gains or losses were netted with redemption of Account units. Unrealized appreciation or depreciation of investments represents the Account's share of the mutual fund's undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation in the Fund's investments.

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases and proceeds from sales of shares were as follows:

                                                          SHARES
                                                    -------------------    COST OF     PROCEEDS
                                                    PURCHASED    SOLD     PURCHASES   FROM SALES
                                                    ----------  -------  -----------  -----------
Year ended December 31, 1994:
  Growth Stock Series.............................  1,106,287    70,314  $24,347,849  $1,563,675
  U.S. Government Securities Series...............    188,049   192,822    1,951,506   1,984,288
  Money Market Series.............................    476,828   217,878    4,963,584   2,269,774
  Asset Allocation Series.........................    361,546    37,257    5,042,184     514,392
  Diversified Income Series.......................    183,908    53,081    2,099,560     601,619
  Global Growth Series............................  1,156,826   261,960   14,421,587   3,202,164
  Aggressive Growth Series........................    254,672    21,957    2,458,035     206,503
  Growth & Income Series..........................    124,784     1,316    1,256,805      13,437
  High Yield Series...............................    203,595    28,990    2,033,981     288,164

                                                                    SHARES
                                                              -------------------    COST OF     PROCEEDS
                                                              PURCHASED    SOLD     PURCHASES   FROM SALES
                                                              ----------  -------  -----------  -----------
Year ended December 31, 1993:
  Growth Stock Series.......................................    870,748    86,471  $18,848,154  $1,856,898
  U.S. Government Securities Series.........................    356,363    84,648    4,101,566     971,887
  Money Market Series.......................................    305,838   312,668    3,163,424   3,233,030
  Asset Allocation Series...................................    383,082    41,515    5,311,744     572,086
  Diversified Income Series.................................    156,725    41,226    1,934,555     509,368
  Global Growth Series......................................    573,601    62,506    6,887,276     722,115

Year ended December 31, 1992:
  Growth Stock Series.......................................    671,220    81,875  $13,122,018  $1,615,536
  U.S. Government Securities Series.........................    216,618   165,246    2,384,230   1,776,139
  Money Market Series.......................................    239,206   277,163    2,473,144   2,854,139
  Asset Allocation Series...................................    188,477    17,567    2,431,644     230,753
  Diversified Income Series.................................     37,743    26,729      444,073     314,214
  Global Growth Series......................................    317,627     3,512    3,192,402      36,664

The number of shares and cost of shares issued from reinvestment of dividends with the Fund were as follows:

                                                                   COST OF
                                                       SHARES      SHARES
                                                     -----------  ---------
Year ended December 31, 1994:
  Growth Stock Series..............................      23,983   $ 524,850
  U.S. Government Securities Series................      64,492     607,364
  Money Market Series..............................          --          --
  Asset Allocation Series..........................      46,335     626,408
  Diversified Income Series........................      24,758     257,570
  Global Growth Series.............................      11,872     144,686
  Aggressive Growth Series.........................         915       8,878
  Growth & Income Series...........................       1,288      12,968
  High Yield Series................................       8,691      81,918

Year ended December 31, 1993:
  Growth Stock Series..............................       8,199   $ 186,295
  U.S. Government Securities Series................      47,700     523,262
  Money Market Series..............................       3,462      35,403
  Asset Allocation Series..........................      25,803     363,460
  Diversified Income Series........................      10,051     120,018
  Global Growth Series.............................       2,026      25,615

                                                                   COST OF
                                                       SHARES      SHARES
                                                     -----------  ---------

Year ended December 31, 1992:
  Growth Stock Series..............................       8,949   $ 186,742
  U.S. Government Securities Series................      23,459     251,334
  Money Market Series..............................       3,672      37,503
  Asset Allocation Series..........................      13,141     173,613
  Diversified Income Series........................       1,416      16,039
  Global Growth Series.............................         202       2,181

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Fund held and aggregate cost of amounts invested at December 31, 1994:

                             GROWTH       ASSET      GLOBAL    AGGRESSIVE    GROWTH &       HIGH
                              STOCK    ALLOCATION    GROWTH      GROWTH       INCOME        YIELD
                             SERIES      SERIES      SERIES      SERIES       SERIES       SERIES
                            ---------  -----------  ---------  -----------  -----------  -----------
Number of shares..........     57,877      49,249      40,750      60,003       60,001       130,018
Cost......................  $ 602,256   $ 510,433   $ 409,185   $ 599,953    $ 600,052   $ 1,296,735

3.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES
ORGANIZATIONAL EXPENSES

Fortis Benefits assumed all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Harmony Investment Life policies a 5% sales charge and a charge for state premium taxes (currently 2.2% of each premium payment) is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits General Account. For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, to be reimbursed to a greater extent for premium taxes or similar charges it expects to pay.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     - Monthly cost of insurance.

     - Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose a monthly expense charge of not more than $15.00 per month and an additional monthly per thousand of face expense charge of not more than $.08 per month for insureds age 29 and less, and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes a monthly expense charge at $10.00 per month and an additional monthly per thousand of face expense charge of $.06 per month for insureds age 29 or less and $.20 per month for insureds age 30 and over during the first twelve policy months.

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:

     - Monthly administrative charge of $4.50 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

     - For VUL 220, VUL 500 and Survivor, monthly sales, premium tax and policy advance charge of $4.00 per policy.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of .75% of the average daily net assets representing equity of Harmony Investment Life policyholders and .90% of the average daily net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders held in each account. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of .27% of net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders.

Except for Fortis Benefits mortality and expense risk and policy advance charges which are recorded in the statement of operations, these monthly deductions are included in the statement of changes in net assets as a part of the redemption of Variable Account C units.

SURRENDER CHARGE

For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, an additional surrender charge of $5.00 per thousand of the policies initial face amount, plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. This surrender charge is limited to certain maximums based on the insured's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on a face increase.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges collected by Fortis Benefits were $1,475,321, $730,008 and $415,231 in 1994, 1993 and 1992, respectively.

4.  FEDERAL INCOME TAXES
    The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

APPENDIX A

OPTIONAL INCOME PLANS

The insurance proceeds when the insured dies or the Surrender Value on the maturity date or on full surrender of the Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. Under options 3 or 4, unless a guaranteed period or refund alternative is selected, it would be possible to receive only one payment, in the case of the payee's early death.

OPTION 1. INTEREST PAYMENTS

Fortis Benefits will pay interest at twelve, six, three or one month intervals for a specified period, as selected by the Policy owner. At the end of the selected period, Fortis Benefits will pay the proceeds in a single sum or under any other option selected when this option is chosen.

OPTION 2. PAYMENTS OF A FIXED AMOUNT OR FOR A FIXED PERIOD

Fortis Benefits will make payments in an amount the Policy owner selects when choosing this option or equal payments for a period of from one to thirty years, at the choice of the Policy owner. In either case, the Policy owner may request payments at twelve, six, three or one month intervals.

OPTION 3. LIFE INCOME PAYMENTS

    (1) Life Annuity: a monthly income during the lifetime of the payee; or

    (2) Life Annuity with a Guaranteed Period: a monthly income with payments guaranteed for either ten or twenty years, as the Policy owner chooses, continuing during the payee's lifetime; or

    (3) Refund Life Annuity: a monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

OPTION 4. JOINT LIFE INCOME PAYMENTS

The Policy owner names two payees to whom Fortis Benefits will pay a joint monthly income during their joint lifetime. After either payee's death, Fortis Benefits will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4, the amount of the monthly payments depends on the type of income selected, the Ages of the payees on the settlement date and the amount of the proceeds. The minimum amounts payable for selected Ages are set forth in the Policy.

APPLICABLE RATES. The interest rate under options 1, 2, 3 and 4 above will effectively be at least 3 1/2% per year. If option 1 is chosen, Fortis Benefits may pay excess interest. If options 2, 3, or 4 are chosen and the monthly payments are less than those provided by Fortis Benefits under settlement rates that Fortis Benefits is then currently offering, Fortis Benefits will pay the larger amount.

OTHER TERMS AND CONDITIONS. The Policy owner may also choose any other option agreed to by Fortis Benefits. The Policy owner may also change or revoke a choice of options under which payments have not yet commenced. If the Policy owner does not choose an option before the insured dies, the beneficiary will have the right to choose an option.

No payee has the right to change the settlement option chosen before the insured's death. Payments may not be assigned or commuted.

If the payee dies before receiving all proceeds payable, Fortis Benefits will pay any amount still due to the payee's estate.

Fortis Benefits has the right to pay the proceeds in a single sum if (1) the proceeds payable are less than $2,000; or (2) payments under the settlement option chosen would be less than $20 each. When an income plan starts, a separate contract will be issued describing the terms of the plan, and the Policy must be returned to us at that time. Specimen plans may be obtained from Fortis Benefits' Home Office and reference should be made to these forms for further details.

OPTIONAL INSURANCE BENEFITS

Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements, approval in the state where the Policy is sold, and the payment of additional charges. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain specimen riders from Fortis Benefits' Home Office. The charges for these riders are deducted each month as part of the Monthly Deduction from Policy Value.

Any rider selected becomes a part of the Policy and is subject to all terms of the Policy which are not inconsistent with the terms of the rider. Fortis Benefits may decline to issue any optional insurance rider in its sole discretion based on current underwriting guidelines and other regulatory restrictions. Riders may be cancelled by Policy owners in accordance with the procedures established by Fortis Benefits from time to time.

WAIVER OF MONTHLY DEDUCTIONS RIDER. If the insured is totally disabled for more than six months while this rider is in effect, Fortis Benefits will waive subsequent Monthly Deductions, so long as the total disability continues. Any monthly charges deducted after disability begins but before Fortis Benefits approves the disability claim will be added to the Policy Value in a lump sum as of the date of approval, based on the premium allocation percentage then in effect. For any month that deductions are waived, otherwise applicable requirements to make additional Minimum Premium payments will be waived or suspended. You should consult your sales representative for details. The rider does not cover pre-existing disabilities and terminates when the insured reaches Age 60, except as to any disability commencing prior to that time. The charges for this rider are based on the Net Amount at Risk under a Policy from time to time and the insured's Age and rate class. The rates of charges for this rider are set forth in the rider, and the rate at which the charge is imposed increases from year to year. An increase or decrease in the Net Amount at Risk, or the addition or cancellation of any benefits under riders the charges for which are covered under this rider, will result in an increase or decrease in the charges for this rider. The charges for this rider will also be decreased if Fortis Benefits approves a more favorable rate class for the insured.

GUARANTEED DEATH BENEFIT RIDER. This rider guarantees that a Policy will not lapse so long as (1) the cumulative amount of premiums paid as of each Monthly Anniversary, less the outstanding amount of any Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals (2) the cumulative monthly Required Premiums, assuming regular payment of such Required Premiums commencing on the Policy Date and on each Monthly Anniversary thereafter, including the current Monthly Anniversary. If issued after July 1, 1988, this rider and the benefits thereunder terminate on the first Policy Anniversary on or after the insured person reaches age 65 (or, if later, at the end of the fifth Policy year).

The monthly Required Premiums for a Policy's initial Face Amount are set forth in the Policy schedule page included in the Policy. The monthly Required Premiums for this purpose will increase or decrease as a result of Policy owner requests for (1) Face Amount increases, (2) Face Amount decreases, or (3) changes in the insured's rate class, to the extent and in the manner set forth under "Payment and Allocation of Premiums--Premiums" with respect to the no-lapse guarantee during the first two Policy years. As described there, Fortis Benefits also will increase or decrease the amount of the monthly Required Premium for purposes of this rider, if benefits under other riders to a Policy are subsequently added or deleted, respectively. Any new monthly Required Premium would be shown in a revised Policy schedule which will be delivered to the Policy owner following any change. For any month that deductions are waived pursuant to a Waiver of Monthly Deductions Rider, the Required Premium is deemed to be zero.

If, on any Monthly Anniversary, the minimum Required Premiums necessary to keep this rider in force have not been paid, Fortis Benefits will send the Policy owner a notice of the minimum amount required to be paid. This rider will terminate if at least this amount is not paid, or if the Date of Receipt by Fortis Benefits of this amount is not prior to the next Monthly Anniversary. Except as discussed below with respect to a previous form of this rider, any Grace Period under the Policy will end on the date otherwise provided in the Policy, but in no event earlier than the Monthly Anniversary following lapse of the rider. This rider will also terminate as of the Monthly Anniversary next following the Date of Receipt of the Policy owner's request for termination. Once this rider terminates, it may not be reinstated. If the owner permits a rider issued on or before July 1, 1988 to lapse, any Grace Period which would otherwise be in effect will commence on the Monthly Anniversary following the date of the first Policy owner notice or, if later, the date on which such Grace Period would otherwise commence.

This rider will be issued only at the time the Policy is issued. The monthly charge for this rider is $.01 per thousand dollars of Face Amount in effect under the Policy or under a "child insurance" rider. The initial charge is set forth in the Policy schedule. A subsequent increase or decrease in Face Amount will result in an increase or decrease, respectively, in the level of charges for this rider. The same is true of the addition or cancellation of any benefits under a "child insurance" rider. The new charges will be set forth in the revised Policy schedule delivered following any change. If this rider terminates for any reason, the charge for it will terminate at the same time.

In Texas, the guaranteed death benefit option is available as part of the basic Policy, rather than by rider. Nevertheless, the terms and conditions in connection therewith are the same as described herein for a Policy with a guaranteed death benefit rider, except that the guaranteed death benefit may not be terminated by request of the Policy owner. The term "Minimum Monthly Premium" is used in place of "Monthly Required Premium" in Policies issued with the guaranteed death benefit feature in Texas, but these terms have the same meaning.

CHILD INSURANCE RIDER. This rider provides fixed amounts of insurance on the life of each child of the primary insured named in the application and accepted by Fortis Benefits, and any subsequent child acquired after the date of the application. This coverage, however, will not apply for any child who is age 15 or more at the time the coverage on that child is to take effect. Nor is there any insurance coverage for a child until 15 days after that child's birth, or after the first Policy Anniversary on or after that child's 25th birthday.

The charge for this rider is shown on the Policy schedule and is paid in level amounts. The insurance under this rider becomes fully paid-up upon receipt by Fortis Benefits of due proof of the primary insured's death while the rider is in force. This rider terminates when the Policy terminates or on the first Policy Anniversary on or after the primary insured's 65th birthday.

APPENDIX B

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES,
SURRENDER VALUES AND ACCUMULATED PREMIUMS

The tables on pages B-2 to B-5 illustrate the way in which a Policy's death benefit, Policy Value and Surrender Value could vary over an extended period of time, assuming that all premiums are allocated to the Subaccounts of the Separate Account for the entire period shown and assuming hypothetical gross investment rates of return for the underlying Fortis Series Portfolios (i.e., investment income and capital gains and losses, realized and unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

The tables are based on Face Amounts of $100,000 for a male Age 35. Each illustration assumes that the insured is in the non-smoker underwriting risk classification. Illustrations for an insured in the standard or a substandard underwriting risk classification would show, for the same Age and premium payments, lower Policy Values and, therefore, lower Surrender Values and, for the Alternative Death Benefit and Death Benefit Type B, lower death benefits. These values would be higher, however, for an otherwise comparable Policy on the life of a non-smoker female insured.

The illustrations on pages B-2 and B-3 are based on the expense charges and cost of insurance rates now in effect for Policies currently being sold; those on pages B-4 and B-5 are based on the maximum guaranteed expense charges and cost of insurance rates. See "Charges and Deductions--Monthly Deduction From Cash Value."

The amounts shown for the death benefits, Policy Values and Surrender Values take into account the deductions from premiums and the Monthly Deduction, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an annual rate of .75% of the Policy Value in the Separate Account and assumed Portfolio investment advisory fees equivalent to an annual rate of .62% and other Portfolio operating expenses equivalent to an annual rate of .07% of the average daily value of the aggregate net assets of the Portfolio. (.62% is the average of the advisory fee rates paid by the currently available Portfolios and .07% is the actual amount of other expenses that such Portfolios incurred in 1994).

Taking account of the charges for mortality and expense risks and assumed Portfolio operating expenses, the gross annual investment rates of return of 0%, 4%, 8% and 12% correspond to actual (or net) annual rates of: -1.44%, 2.56%, 6.56%, and 10.56%, respectively.

The hypothetical returns in the tables do not reflect any charges for income taxes against the Separate Account, since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits, Policy Values and Surrender Values illustrated, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by a sufficient amount to cover the tax charges. See "Federal Tax Matters-- Taxation of Fortis Benefits."

The second column of the tables shows the amount which would accumulate if each year an amount equal to the stated premiums were invested to earn interest, after taxes, at 5% compounded annually. The difference between Policy Values and Surrender Values during the first nine Policy years, as shown in the tables, is the amount of Contingent Deferred Sales Charge.

Upon request, Fortis Benefits will furnish an illustration reflecting the proposed insured's age and sex, the Face Amount and premium amounts requested, frequency of premium payments, the death benefit option selected and any available rider requested.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE A
                 CURRENT COST OF INSURANCE AND EXPENSE CHARGES

                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $       945     100,000    615      419    100,000     643      448   100,000     672      477   100,000     701      505
  2           1,937     100,000  1,211    1,016    100,000   1,294    1,098   100,000   1,380    1,184   100,000   1,467    1,271
  3           2,979     100,000  1,791    1,595    100,000   1,953    1,757   100,000   2,124    1,928   100,000   2,305    2,109
  4           4,073     100,000  2,351    2,155    100,000   2,617    2,422   100,000   2,907    2,711   100,000   3,221    3,023
  5           5,222     100,000  2,892    2,696    100,000   3,288    3,092   100,000   3,730    3,534   100,000   4,222    4,026
  6           6,428     100,000  3,412    3,256    100,000   3,963    3,806   100,000   4,594    4,437   100,000   5,316    5,160
  7           7,694     100,000  3,911    3,794    100,000   4,641    4,524   100,000   5,501    5,384   100,000   6,513    6,396
  8           9,024     100,000  4,387    4,309    100,000   5,321    5,243   100,000   6,453    6,375   100,000   7,822    7,744
  9          10,420     100,000  4,838    4,799    100,000   6,001    5,962   100,000   7,450    7,411   100,000   9,253    9,214
  10         11,886     100,000  5,263    5,263    100,000   6,678    6,678   100,000   8,494    8,494   100,000  10,817   10,817
  15         20,392     100,000  6,887    6,887    100,000   9,922    9,922   100,000  14,428   14,428   100,000  21,122   21,122
  20         31,247     100,000  7,509    7,509    100,000  12,705   12,705   100,000  21,748   21,748   100,000  37,517   37,517
  25         45,102     100,000  6,749    6,749    100,000  14,570   14,570   100,000  30,796   30,796   100,000  64,410   64,410
  30         62,785     100,000  3,898    3,898    100,000  14,689   14,689   100,000  42,065   42,065   133,622 109,527  109,527

(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies; see "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE B
                 CURRENT COST OF INSURANCE AND EXPENSE CHARGES

                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $       945     100,613    613      418    100,642     642      447   100,671     671      475   100,700     700      504
  2           1,937     101,208  1,208    1,012    101,291   1,291    1,095   101,376   1,376    1,180   101,464   1,464    1,268
  3           2,979     101,784  1,784    1,589    101,946   1,946    1,750   102,117   2,117    1,921   102,297   2,297    2,101
  4           4,073     102,341  2,341    2,145    102,606   2,606    2,410   102,894   2,894    2,698   103,206   3,206    3,010
  5           5,222     102,876  2,876    2,680    103,269   3,269    3,074   103,709   3,709    3,513   104,198   4,198    4,002
  6           6,428     103,390  3,390    3,233    103,936   3,936    3,779   104,562   4,562    4,406   105,279   5,279    5,122
  7           7,694     103,880  3,880    3,763    104,603   4,603    4,486   105,455   5,455    5,338   106,458   6,458    6,340
  8           9,024     104,346  4,346    4,268    105,270   5,270    5,191   106,389   6,389    6,310   107,742   7,742    7,664
  9          10,420     104,785  4,785    4,746    105,933   5,933    5,894   107,362   7,362    7,323   109,141   9,141    9,102
  10         11,886     105,196  5,196    5,196    106,590   6,590    6,590   108,376   8,376    8,376   110,663  10,663   10,663
  15         20,392     106,707  6,707    6,707    109,649   9,649    9,649   114,014  14,014   14,014   120,494  20,494   20,494
  20         31,247     107,127  7,127    7,127    112,035  12,035   12,035   120,566  20,566   20,566   135,422  35,422   35,422
  25         45,102     106,071  6,071    6,071    113,152  13,152   13,152   127,821  27,821   27,821   158,167  58,167   58,167
  30         62,785     102,890  2,890    2,890    112,005  12,005   12,005   135,138  35,138   35,138   192,838  92,838   92,838

(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values indicate Policy lapse in the absence of sufficient additional premium payments.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE A
                GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES

                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
    1   $       945     100,000     81        0    100,000      97        0   100,000     114        0   100,000     131        0
    2         1,937     100,000    628      432    100,000     675      479   100,000     724      528   100,000     775      579
    3         2,979     100,000  1,156      961    100,000   1,257    1,061   100,000   1,363    1,168   100,000   1,475    1,280
    4         4,073     100,000  1,666    1,470    100,000   1,842    1,646   100,000   2,032    1,837   100,000   2,238    2,042
    5         5,222     100,000  2,155    1,960    100,000   2,430    2,234   100,000   2,733    2,537   100,000   3,068    2,872
    6         6,428     100,000  2,623    2,466    100,000   3,017    2,860   100,000   3,467    3,307   100,000   3,971    3,814
    7         7,694     100,000  3,067    2,950    100,000   3,603    3,486   100,000   4,227    4,110   100,000   4,954    4,836
    8         9,024     100,000  3,488    3,410    100,000   4,187    4,109   100,000   5,024    4,946   100,000   6,024    5,946
    9        10,420     100,000  3,885    3,845    100,000   4,768    4,729   100,000   5,816    5,816   100,000   7,190    7,151
   10        11,886     100,000  4,254    4,254    100,000   5,343    5,343   100,000   6,720    6,720   100,000   8,460    8,460
   15        20,392     100,000  5,807    5,807    100,000   8,052    8,052   100,000  11,587   11,587   100,000  16,762   16,762
   20        31,247     100,000  5,965    5,965    100,000  10,147   10,147   100,000  17,334   17,334   100,000  29,694   29,694
   25        45,102     100,000  4,500    4,500    100,000  10,754   10,754   100,000  23,679   23,679   100,000  50,218   50,218
   30        62,785     100,000      0        0    100,000   8,312    8,312   100,000  30,041   30,041   103,010  84,435   84,435

(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero value in Death Benefit column indicates Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies; see "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                          NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $100,000--DEATH BENEFIT TYPE B
                GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES

                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS             0% (1)(2)                  4% (1)(2)                  8% (1)(2)                 12% (1)(2)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
    1   $       945     100,080     80        0    100,096     96        0    100,113     113        0   100,131     130        0
    2         1,937     100,626    626      430    100,673    673      477    100,722     722      526   100,773     772      577
    3         2,979     101,152  1,152      956    101,252  1,252    1,056    101,358   1,358    1,162   101,471   1,469    1,273
    4         4,073     101,658  1,658    1,462    101,833  1,833    1,637    102,022   2,022    1,826   102,230   2,226    2,034
    5         5,222     102,142  2,142    1,946    102,414  2,414    2,219    102,715   2,715    2,520   103,054   3,048    2,852
    6         6,428     102,603  2,603    2,446    102,994  2,994    2,837    103,437   3,437    3,280   103,949   3,939    3,783
    7         7,694     103,040  3,040    2,922    103,570  3,570    3,452    104,187   4,187    4,070   104,919   4,905    4,788
    8         9,024     103,451  3,451    3,373    104,141  4,141    4,063    104,967   4,967    4,888   105,973   5,954    5,875
    9        10,420     103,836  3,836    3,797    104,706  4,706    4,667    105,776   5,776    5,737   107,116   7,090    7,051
   10        11,886     104,191  4,191    4,191    105,261  5,261    5,261    106,614   6,614    6,614   108,356   8,322    8,322
   15        20,392     105,473  5,473    5,473    107,805  7,805    7,805    111,216  11,216   11,216   116,312  16,207   16,207
   20        31,247     105,620  5,620    5,620    109,548  9,548    9,548    116,288  16,286   16,286   128,124  27,860   27,860
   25        45,102     103,897  3,897    3,897    109,483  9,483    9,483    120,012  21,012   21,012   145,240  44,657   44,657
   30        62,785     100,000      0        0    105,966  5,966    5,966    123,734  23,734   23,734   194,383  68,282   68,282

(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values indicate Policy lapse in the absence of sufficient additional premium payments.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C

THE GENERAL ACCOUNT

A POLICY OWNER MAY ALLOCATE NET PREMIUMS OR TRANSFER POLICY VALUE TO THE GENERAL ACCOUNT, WHICH CONSISTS OF ALL FORTIS BENEFITS' ASSETS NOT HELD IN THE SEPARATE ACCOUNT OR OTHER SEGREGATED ASSET ACCOUNTS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THOSE ACTS AND FORTIS BENEFITS HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the General Account. More information regarding the General Account may be obtained from Fortis Benefits' Home Office or from your sales representatives.

GENERAL DESCRIPTION

Subject to applicable law, Fortis Benefits has sole discretion over the investment of the assets of the General Account. Unlike the assets of the Separate Account, the assets of the General Account are chargeable with liabilities arising out of any other business of Fortis Benefits.

The allocation or transfer of amounts to the General Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Fortis Benefits' guarantees that Policy Value in the General Account will accrue interest at an effective annual rate of at least 5%, independent of the actual investment experience of the General Account. Fortis Benefits is not obligated to credit interest at any higher rate, although Fortis Benefits may, in its sole discretion, do so (except with respect to loaned Policy Values being held in the General Account). The rates of interest actually credited to any amount in the General Account from time to time may vary depending on when that amount was first allocated to the General Account.

The Policy owner may select either Death Benefit Type A or B under the Policy and may change such option or the Policy's Face Amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally. See "Policy Benefits."

GENERAL ACCOUNT POLICY VALUE

The Policy Value in the General Account will reflect the amount and frequency of premium payments allocated to the General Account, the amount of interest credited to amounts in the General Account, any partial withdrawals, any transfers from or to the Separate Account, any Policy loans and the Monthly Deduction imposed on amounts in the General Account in connection with the Policy. Charges under a Policy are the same as when the Separate Account is being used, except that no charge for mortality and expense risk is imposed on amounts of Policy Value in the General Account. See "Charges and Deductions--Charges Against the Separate Account."

TRANSFERS, SURRENDERS AND POLICY LOANS

Amounts in the General Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to transfers, total surrenders, partial withdrawals, and Policy loans. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value," "Loan Privileges," and "Surrender and Partial Withdrawal." One exception is that transfers out of the General Account are limited to one transfer in each Policy year, which may not be for more than 50% of the Policy Value in the General Account (excluding the amount of General Account Policy Value attributable to Policy loans) at the date of transfer. However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the entire unloaned balance may be transferred from the General Account to the Separate Account. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value." Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

                                  PART II

                     CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     Facing Sheet

     Cross-Reference Table (Filed as part of Post-Effective Amendment No. 4 to this Registration Statement filed on April 29, 1988)

     Prospectus dated May 1, 1995 and Prospectus supplement dated May 1, 1998,
     consisting of   pages and   pages, respectively



     Undertaking to File Reports (filed as part of the initial filing of this Registration Statement made on March 17, 1986)

     Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (Filed as part of the initial filing of this Registration Statement made on March 17, 1986)

     Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

     Signatures

     Written Consents of the following persons:

             Kay M. Doughty, ASA, MAAA (Filed with Exhibit 6 below)

             Douglas R. Lowe, Esq. (Filed with Exhibit 3 below)

             Ernst & Young LLP, Independent Auditors.

     The following exhibits:

1.A   (1)    --Resolution of Board of Directors of Fortis Benefits effecting the establishment of Variable Account C (Filed as part of the initial filing of this Form S-6 Registration Statement made on March 17, 1986)

      (2)    --Not applicable

      (3) --(a) Distribution Agreement between Fortis Benefits and Fortis Investors, Inc. (Incorporated by reference from Exhibit No. 3(a) to Post-Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994.)

             --(b) Form of Dealer Sales Agreement. (Incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994.)

             --(c) Schedule of sales commissions (Incorporated by reference from "Distribution of the Policies" in the attached prospectus)

      (4)    --Not applicable

      (5) --(a) Specimen Flexible Premium Variable Life Insurance Policy (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

             --(b) Form of Child Insurance Rider (Filed as part of Pre-Effective Amendment No. 1 to this Registration Statement filed on November 5,
             1986)

             --(c) Form of Guaranteed Death Benefit rider and, for use in Texas, revised form of Policy with guaranteed death benefit feature (Filed as part of Post-Effective Amendment No. 5 to this Registration Statement filed on March 1, 1989)

             --(d) Form of Waiver of Monthly Deductions Rider (Incorporated by reference from Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement (File No. 33-28551) filed on August 18,
             1989)

             --(e) Endorsement pertaining to initial allocation to General Account and revised limits on withdrawals and reductions in face amount (Filed as part of Post-Effective Amendment No. 8 to this Registration Statement filed on April 30, 1990)

             --(f) Forms of Accelerated Death Benefit Rider and Extend Maturity Date Rider. (Incorporated by reference from Exhibit No. 5(f) to Post-Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994.)

      (6) --(a) Articles of Incorporation of Fortis Benefits (Filed as part of the initial filing of this Form S-6 Registration Statement made on March 17, 1986)

             --(b) Bylaws of Fortis Benefits (Filed as part of the initial filing of this Form S-6 Registration Statement made on March 17,
             1986)

             --(c) Amendment to Articles and Bylaws dated November 21, 1991 (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

      (7)    --Not applicable

      (8)    --Not applicable

      (9)    --Not applicable

      (10) --(a) Application Form for Flexible Premium Variable Life Insurance Policy and Form of Temporary Insurance Agreement (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

             --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

2.    --See Exhibit 1.A(5) above

3. --Opinion and consent of counsel as to the legality of securities being registered (Filed as part of Post-Effective Amendment No. 7 to this Registration Statement filed on March 1, 1990)

4.    --Not applicable

5.    --Not applicable

6. --(a) Opinion and consent of actuary (Filed as part of Post-Effective Amendment No. 8 to this Registration Statement filed on April 30, 1990)

      --(b) Supplemental Opinion and Consent of Actuary.

7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

8. --Method of Computing Exchange pursuant to Rule 6e-3(T)(b)(13)(v)(B) under the Investment Company Act of 1940 (not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which Registrant intends to satisfy the requirements of said provision)

9.    --Not applicable

10. --(a) Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12)(iii) (Filed as part of Post-Effective Amendment No. 6 to this Registration Statement filed on April 28, 1989)

      --(b) Supplemental Memorandum in connection with Exhibit 10(a) (Filed as part of Post-Effective Amendment No. 7 to this Registration Statement filed on March 1, 1990)

11. -- Power of Attorney for Messrs. Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler, and Greiter (Incorporated by reference from Exhibit No. 11 to registrant's Form S-6 Registration Statement, File
      No. 33-73138, filed December 17, 1993.

12.   --Not applicable

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, Minnesota this 27th day of April, 1998. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.


                                           FORTIS BENEFITS INSURANCE COMPANY


                                           By:  /s/ Robert Brian Pollock
                                               ---------------------------------
                                                Robert Brian Pollock, President


Attest:    /s/ Douglas R. Lowe
        -----------------------------------
               Douglas R. Lowe
               Associate General Counsel --
               Life and Investment Products


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 1998.


  /s/ Robert Brian Pollock
--------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)


  /s/ Michael John Peninger
--------------------------------------------
Michael John Peninger, Senior Vice President
Chief Financial Officer
(Principal Financial and Accounting Officer)


  /s/ Dean Conrad Kopperud
--------------------------------------------
Dean Conrad Kopperud, Director


*
--------------------------------------------
Allen Royal Freedman, Chairman of the Board


*
--------------------------------------------
Thomas Michael Keller, Director


*
--------------------------------------------
J. Kerry Clayton, Director



*By:   /s/ Robert Brian Pollock
     ---------------------------------------
     Robert Brian Pollock, Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 27th day of April, 1998.


                                           VARIABLE ACCOUNT C
                                           OF FORTIS BENEFITS INSURANCE COMPANY

                                           By: FORTIS BENEFITS INSURANCE COMPANY
                                                 (Depositor)




                                           By:   /s/ Robert Brian Pollock
                                               ---------------------------------
                                                 Robert Brian Pollock, President



                                       Attest:   /s/ Douglas R. Lowe
                                               ---------------------------------
                                                 Douglas R. Lowe,
                                                 Associate General Counsel --
                                                 Life and Investment Products

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 27, 1998 and February 16, 1995 on the financial statements of Fortis Benefits Insurance Company and our report dated March 27, 1998 and March 24, 1995 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post- Effective Amendment No. 20 to the Registration Statement (Form S-6 No. 33-03919) and the related Prospectus of Fortis Benefits Insurance Company for the registration of an indefinite amount of interests in Account C pursuant to variable life insurance policies.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
April 28, 1998

                                       Index to Exhibits
                        6(b) Supplemental Opinion and Consent of Actuary